                                                                    EXHIBIT 10.4

                            AIRTRAN AIRWAYS, INC.,

                                  as Issuer,

        the Subsidiary Guarantors from time to time made party hereto,

                                      and

                           WILMINGTON TRUST COMPANY,

                                  as Trustee

                        ______________________________

                                   INDENTURE

                          Dated as of April 12, 2001

                        ______________________________

                   Series A, Series B, Series C and Series D

                     11.27% Senior Secured Notes due 2008

              __________________________________________________

                            CROSS-REFERENCE TABLE*

         Trust Indenture..................................  Indenture

         310(a)(1).............................................  8.10
         310(a)(3)..............................................  N/A
         310(a)(4)..............................................  N/A
         310(a)(5).............................................  8.10
         310(b).............................................8.8; 8.10
         310(c).................................................  N/A
         311(a)............................................8.11, 8.12
         311(b)............................................8.11, 8.12
         311(c).................................................  N/A
         312(a).................................................  2.5
         312(b)................................................  12.3
         312(c)................................................  12.3
         313(a).................................................  8.6
         313(b)(1)..............................................  8.6
         313(b)(2)..............................................  8.6
         313(c).................................................  8.6
         313(d).................................................  8.6
         314(a)..............................................  __; __
         314(b)................................................  11.1
         314(c)(1).............................................  12.4
         314(c)(2).............................................  12.4
         314(c)(3)..............................................  N/A
         314(d)................................................  11.4
         314(e)................................................  12.5
         314(f).................................................  N/A
         315(a).................................................  8.1
         315(b).................................................  8.5
         315(c).................................................  8.1
         315(d).................................................  8.1
         315(e)................................................  7.14
         316(a)(last sentence)..................................  2.9
         316(a)(1)(A)...........................................  7.4
         316(a)(1)(B)...........................................  7.3
         316(a)(2)..............................................  N/A
         316(b)............................................  6.7;9.2.
         316(c)................................................  10.4
         317(a)(1)..............................................  7.7
         317(a)(2)..............................................  7.8
         317(b).................................................  2.4
         318(a)................................................  12.1

         318(b).................................................  N/A
         318(c)................................................  12.1

N/A means not applicable.

*This Cross-Reference Table is not part of the Indenture.

NOTE: This Table shall not for any purpose be deemed to be a part of the Indenture.

          This INDENTURE, dated as of April 12, 2001, is entered into by and among AIRTRAN AIRWAYS, INC., a Delaware corporation (the "Issuer"), the
                                                          ------
Subsidiary Guarantors (as defined herein) from time to time party hereto, and WILMINGTON TRUST COMPANY, as indenture trustee (the "Trustee").
                                                     -------

          Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders (as defined herein) of the Issuer's 11.27% Series A Senior Secured Amortizing Notes due 2008 (the "Series A
                                                                        --------
Notes"), the Issuer's 11.27% Series B Senior Secured Amortizing Notes due 2008
-----
(the "Series B Notes"; and, together with the Series A Notes, the "Amortizing
      --------------                                               ----------
Notes"), the Issuer's 11.27% Series C Senior Secured Notes due 2008 (the "Series
-----                                                                     ------
C Notes") and the Issuer's 11.27% Series D Senior Secured Notes due 2008 (the
-------
"Series D Notes; and together with the Amortizing Notes and the Series C Notes,
-------------------------------------------------------------------------------
the "Notes").
----------

                                   ARTICLE I
                  DEFINITIONS AND INCORPORATION BY REFERENCE

          Section 1.1  Definitions.
                       -----------

          "Additional Assets" means (i) any property or assets utilized in the
           -----------------
airline business or any business that is substantially related, ancillary or complementary thereto (including an Investment in any Person engaged in any such business), (ii) the Capital Stock of a Person that becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by the Issuer or another Restricted Subsidiary or (iii) Capital Stock constituting a minority interest in any Person that at such time is a Restricted Subsidiary.

          "Affiliate" of any specified Person means any other Person, directly
           ---------
or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means (a) the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise or (b) beneficial ownership of such Person's Capital Stock representing ten percent (10%) or more of the total voting power of the Voting Stock (on a fully diluted basis) or of rights or warrants to purchase such Capital Stock (whether or not currently exercisable); and the terms "controlling" and "controlled" have meanings correlative to the foregoing. Notwithstanding the foregoing, the Initial Purchasers shall be deemed not to be Affiliates of the Issuer or any Subsidiary.

          "Affiliate Transaction" shall have the meaning ascribed to such term
           ---------------------
in Section 5.20 hereof.
   ------------

          "Agent" means any Registrar, Paying Agent or co-registrar.
           -----

          "Aircraft Acquisition Debt" means Indebtedness or Attributable Debt
           -------------------------
Incurred by the Issuer or any of the Restricted Subsidiaries of the Issuer in connection with an acquisition (either directly or as lessee in respect of a Sale/Leaseback Transaction) of aircraft, related engines or spare engines, spare parts or other related equipment (including ground equipment and simulators) which in the case of

Indebtedness either constitutes all or part of the purchase price thereof, or is Incurred prior to, at the time of or within one year after the acquisition thereof for the purpose of financing or refinancing part of the purchase price thereof, and which equipment was not owned by the Issuer or a Restricted Subsidiary of the Issuer prior to such acquisition provided, however, that in
                                                   --------  -------
either case the proportion (expressed as a percentage) of such Indebtedness to the greater of the purchase price or Appraised Value of such aircraft, engines, parts or equipment at the time of such financing does not exceed ninety percent (90%).

          "Aircraft Mortgage" means the Aircraft Mortgage, dated as of April 12,
           -----------------
2001, between the Issuer and the Collateral Trustee as mortgagee.

          "Amortizing Notes" shall have the meaning ascribed to such term in the
           ----------------
preamble hereof.

          "Appraised Value" means the fair market sale value as of a specified
           ---------------
date of the appraised assets that would be obtained in an arm's length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy, as determined by an Independent Appraiser.

          "Asset Disposition" means any sale, lease, transfer or other
           -----------------
disposition (or series of related sales, leases, transfers or dispositions) by the Issuer or any Restricted Subsidiary, including any disposition by means of a merger, consolidation or similar transaction (each referred to for the purposes of this definition as a "disposition") in one transaction or a series of related transactions, of (i) any shares of Capital Stock of a Restricted Subsidiary (other than directors' qualifying shares or shares required by applicable law to be held by a Person other than the Issuer or a Restricted Subsidiary), (ii) all or substantially all the assets of any division or line of business of the Issuer or any Restricted Subsidiary or (iii) sales of aircraft, engines and related equipment (and leasehold interests therein) and any other assets of the Issuer or any Restricted Subsidiary outside of the ordinary course of business of the Issuer or such Restricted Subsidiary; provided that "Asset Disposition"
                                             --------
shall not include (A) any sale, lease, transfer or other disposition by a Restricted Subsidiary to the Issuer or by the Issuer or a Restricted Subsidiary to a Restricted Subsidiary so long as where such disposition involves Collateral, the Restricted Subsidiary has executed the applicable Collateral Documents, (B) any sale, lease, transfer or other disposition that constitutes a Restricted Payment permitted by Section 5.3, (C) any exchange of take-off and
                                -----------
landing rights, airport gates or similar property for other take-off and landing rights, airport gates or similar property, or (D) any sale, lease, transfer or other disposition of assets in the ordinary course of business.

          "Asset Disposition Basket" means, as of any date, an amount equal to
           ------------------------
(a) $10,000,000 less (b) the sum of the stipulated value for each Encumbered Engine as set forth on Schedule 4 to the Aircraft Mortgage; provided, that, upon
                                                            --------  ----
(1) Mortgagee's (as defined in the Aircraft Mortgage) receipt of copies of executed payoff letters, UCC-3 termination statements, mortgage releases, terminations or other terminations or releases for the termination of, and release of such Engine from, any Lien applicable to such Engine, and (2) the filing with the FAA and in other appropriate filing offices of such releases or terminations, in each case as Mortgagee (as defined in the Aircraft Mortgage) shall reasonably request, the amount of the Asset Disposition Basket shall be increased by the stipulated value of such Encumbered Engine as set forth in Schedule 4 to the Aircraft Mortgage (but in any event not to exceed $10,000,000).

          "Attributable Debt" in respect of a Sale/Leaseback Transaction means,
           -----------------
as at the time of determination, the present value (discounted at the interest rate borne by Notes) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended).

          "Average Life" means, as of the date of determination, with respect to
           ------------
any Indebtedness or Preferred Stock, the quotient obtained by dividing (i) the sum of the products of (A) the number of years from the date of determination to the dates of each successive scheduled principal payment of such Indebtedness or redemption or similar payment with respect to such Preferred Stock multiplied by
(B) the amount of such payment by (ii) the sum of all such payments.

          "B717 Subsidiary" means AirTran Airways 717 Leasing Corporation, a
           ---------------
Delaware corporation.

          "Bank Agent" means an agent or agents under any Senior Credit
           ----------
Facility.

          "Bankruptcy Law" means title 11 of the U.S.  Code or any similar
           --------------
federal, state or foreign law for the relief of debtors.

          "Board of Directors" means the Board of Directors of the Issuer or any
           ------------------
committee of such board duly authorized to act in respect of any particular matter.

          "Boeing" means The Boeing Company and its Affiliates.
           ------

          "Business Day" means each day which is not a Saturday, Sunday or any
           ------------
other day on which banks located in New York, New York or Wilmington, Delaware are authorized or obligated by law to remain closed.

          "Capital Lease Obligations" means an obligation that is required to be
           -------------------------
classified and accounted for as a capital lease for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with GAAP; and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

          "Capital Stock" of any Person means any and all shares interests,
           -------------
rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity.

          "Cash Equivalents" means (i) United States dollars or foreign currency
           ----------------
that is readily exchangeable into United States dollars, (ii) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of not more than twelve
(12) months from the date of acquisition, (iii) certificates of deposit and Eurodollar time deposits with maturities of 12 months or less from the date of acquisition, bankers' acceptances with maturities not exceeding 12 months and overnight bank deposits, in each case with any domestic commercial bank having capital and surplus in excess of $500 million and a Keefe Bank Watch Rating of "B" or better, (iv) repurchase obligations with a term of not more than seven
(7) days for the underlying securities of the types described in clauses (ii) and (iii) above entered into with any financial institution meeting the qualifications specified in clause (iii) above, and (v) commercial paper having the highest or second highest rating obtainable from Moody's or S&P and in each case maturing not more than ninety (90) days after the date of acquisition.

          "Change in Control" means the occurrence of any of the following
           -----------------
events: (i) any Person (including any entity or group deemed to be a "person" under Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) is or becomes the direct or indirect beneficial owner (as determined in accordance with Rule 13d-3 under the Exchange Act) of shares of the Issuer's Capital Stock representing greater than fifty percent (50%) of the total voting power of all shares of Capital Stock of the Issuer entitled to vote in the election of directors of the Issuer under ordinary circumstances or to elect a majority of the Board of Directors of the Issuer, (ii) the Issuer sells, transfers or otherwise disposes of all or substantially all of its assets (it being understood that any sale or disposition of DC-9 or B737 aircraft owned by the Issuer as of the Issue Date in a single transaction or series of related transactions does not constitute a sale of all or substantially all of the Issuer's assets so long as Issuer has sufficient remaining aircraft and other flight equipment to operate the Issuer's business thereafter in the ordinary course substantially consistent with past practices), (iii) when, during any period of 12 consecutive months after the Issue Date, individuals who at the beginning of any such 12-month period constituted the Issuer's Board of Directors (together with any new directors whose election by such Board or whose nomination for election by the stockholders of the Issuer was approved by a vote of a majority of the directors still in office entitled to vote with respect to such nomination who were either directors at the beginning of such period or whose election or nomination for election was previously so approved but excluding any of the individuals who at the beginning of such 12-month period constituted such Board but who are no longer members),cease for any reason to constitute a majority of the Board of Directors then in office or (iv) the date of the consummation of the merger or consolidation of the Issuer with another corporation where the stockholders of the Issuer or of the Parent Company, immediately prior to the merger or consolidation, would not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to fifty percent (50%) or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all stockholders of the corporation issuing cash or securities in the merger or consolidation would be entitled in the election of directors or where members of the Board of Directors or of the board of directors of the Parent Company, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of directors of the corporation issuing cash or securities in the merger or consolidation.

          "Change in Control Offer" shall have the meaning ascribed to such term
           -----------------------
in Section 5.15 hereof.
   ------------

          "Code" means the Internal Revenue Code of 1986, as amended.
           ----

          "Collateral" has the collective meaning given to such term in each of
           ----------
the Collateral Documents, respectively.

          "Collateral Documents" means, collectively, the Collateral Trust
           --------------------
Agreement, the Aircraft Mortgage, the Hangar Mortgage, the Issuer Pledge Agreement and such other mortgages, assignments and security agreements as may be executed by the Issuer or any Subsidiary Guarantor pursuant to this Indenture or any other Collateral Document to grant a security interest in the assets pledged to secure the Notes, all as the same may be modified or amended from time to time.

          "Collateral Trustee" means the Person named as the "Collateral
           ------------------
Trustee" under the Collateral Documents until a successor Collateral Trustee shall have become such pursuant to the applicable provisions of the Collateral Trust Agreement, and thereafter "Collateral Trustee" shall mean such successor Collateral Trustee. The "Mortgagee" under the Aircraft Mortgage shall, for all purposes, be the same as the Collateral Trustee.

          "Collateral Trust Agreement" means that certain Collateral Trust
           --------------------------
Agreement dated as of April 12, 2001, in the form attached as Exhibit D hereto,
                                                              ---------
among the Collateral Trustee and the Issuer, as amended, supplemented or modified from time to time.

          "Commission" means the United States Securities and Exchange
           ----------
Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Exchange Act, the Securities Act or the TIA, as the case may be, then the body performing such duties at such time.

          "Consolidated Coverage Ratio" means, as of any date of determination,
           ---------------------------
the ratio of (i) the aggregate amount of EBITDA for the period comprised of the most recent four (4) consecutive fiscal quarters ending prior to the date of such determination for which financial statements have been made publicly available to (ii) Consolidated Interest Expense for such four (4) fiscal quarters; provided, however, that
          --------  -------

               (1) if the Issuer or any Restricted Subsidiary have Incurred any Indebtedness since the beginning of such period that remains outstanding or if the transaction giving rise to the need to calculate the Consolidated Coverage Ratio is an Incurrence of Indebtedness, or both, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Indebtedness as if such Indebtedness had been Incurred on the first day of such period and the discharge of any other Indebtedness repaid, repurchased, defeased or otherwise discharged with the proceeds of such new Indebtedness as if such discharge had occurred on the first day of such period,

               (2) if the Issuer or any Restricted Subsidiary has repaid, repurchased, defeased or otherwise discharged any Indebtedness since the beginning of such period or if any Indebtedness is to be repaid, repurchased, defeased or otherwise discharged (in each case other than Indebtedness Incurred under any revolving credit facility unless such Indebtedness has been permanently repaid and has not been replaced) on the date of the transaction giving rise to the need to calculate the Consolidated Coverage Ratio, EBITDA and Consolidated Interest Expense for such period shall be calculated on a pro forma basis as if such discharge had occurred on the first day of such period,

               (3) if since the beginning of such period the Issuer or any Restricted Subsidiary shall have made any Asset Disposition, the EBITDA for such period shall be reduced by an amount equal to the EBITDA (if positive) directly attributable to the assets which are the subject of such Asset Disposition for such period, or increased by an amount equal to the EBITDA (if negative), directly attributable thereto for such period and Consolidated Interest Expense for such period shall be reduced by an amount equal to the Consolidated Interest Expense directly attributable to any Indebtedness of the Issuer or any Restricted Subsidiary repaid, repurchased, defeased or otherwise discharged with respect to the Issuer and its continuing Restricted Subsidiaries in connection with such Asset Disposition for such period (or, if the Capital Stock of any Restricted Subsidiary is sold, the Consolidated Interest Expense for such period directly attributable to the Indebtedness of such Restricted Subsidiary to the extent the Issuer and its continuing Restricted Subsidiaries are no longer liable for such Indebtedness after such disposition),

               (4) if since the beginning of such period the Issuer or any Restricted Subsidiary (by merger or otherwise) shall have made an Investment in any Restricted Subsidiary (or any Person which becomes a Restricted Subsidiary) or an acquisition of assets, including any acquisition of assets occurring in connection with a transaction requiring a calculation to be made hereunder, which constitutes all or substantially all of an operating unit of a business, EBITDA and Consolidated Interest Expenses for such period shall be calculated after giving pro forma effect thereto (including the Incurrence of any Indebtedness) as if such Investment or acquisition occurred on the first day of such period, and

               (5) if since the beginning of such period any Person (that subsequently became a Restricted Subsidiary or was merged with or into the Issuer or any Restricted Subsidiary since the beginning of such period) shall have made any Asset Disposition, any Investment or acquisition of assets that would have required an adjustment pursuant to clause (3) or (4) above if made by the Issuer or a Restricted Subsidiary during such period, EBITDA and Consolidated Interest Expenses for such period shall be calculated after giving pro forma effect thereto as if such Asset Disposition, Investment or acquisition occurred on the first day of such period.

          For purposes of this definition, whenever pro forma effect is to be given to an acquisition of assets, the amount of income or earnings relating thereto and the amount of Consolidated Interest Expense associated with any Indebtedness Incurred in connection therewith, the pro forma calculations shall be determined in good faith by a responsible financial or accounting officer of the Issuer. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest of such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Interest Rate Agreement applicable to such Indebtedness if such Interest Rate Agreement has a remaining term in excess of one year).

          "Consolidated Interest Expense" means, for any period, the total
           -----------------------------
interest expense of the Issuer and the Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP, plus, (a) to the extent not included in such total interest expense, and to the extent incurred by the Issuer or the Restricted Subsidiaries, without duplication, (i) interest expense attributable to capital leases, (ii) amortization of debt discount, (iii) capitalized interest, (iv) non-cash interest expense, (v) commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, (vi) net costs associated with Hedging Obligations (including amortization of fees), and (vii) interest accruing on any Indebtedness of any other Person to the extent such Indebtedness is Guaranteed by (or secured by the assets of) the Issuer or any Restricted Subsidiary, less (b) amortization expense or write-off of deferred financing costs.

          "Consolidated Net Income" means, for any period, the net income of the
           -----------------------
Issuer and its consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP; provided, however, that there shall not be included in
                      --------  -------
such Consolidated Net Income:

               (i) any net income of any Person (other than the Issuer) if such Person is not a Restricted Subsidiary, except that (A) subject to the exclusion contained in clause (iv) below, the Issuer's equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Issuer or a Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to a Restricted

     Subsidiary, to the limitations contained in clause (iii) below) and (B) the Issuer's equity in a net loss of any such Person for such period shall be included in determining such Consolidated Net Income;

               (ii) any net income (or loss) of any Person acquired by the Issuer or a Subsidiary in a pooling of interests transaction for any period prior to the date of such acquisition;

               (iii) any net income of any Restricted Subsidiary if such Restricted Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Restricted Subsidiary, directly or indirectly, to the Issuer, except that
     (A) subject to the exclusion contained in clause (iv) below, the Issuer's equity in the net income of any such Restricted Subsidiary for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed or permitted to be distributed by such Restricted Subsidiary during such period to the Issuer or another Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to another Restricted Subsidiary, to the limitation contained in this clause) and (B) the Issuer's equity in a net loss of any such Restricted Subsidiary for such period shall be included in determining such Consolidated Net Income;

               (iv) any gain (but not loss) realized upon the sale or other disposition of any of assets of the Issuer or its consolidated Subsidiaries including pursuant to any sale-and-leaseback arrangement) which is not sold or otherwise disposed of in the ordinary course of business and any gain (but not loss) realized upon the sale or other disposition of any Capital Stock of any Person; and

               (v)    extraordinary, unusual and non-recurring gains or losses.

          "Consolidated Net Worth" means the total of the amounts shown on the
           ----------------------
balance sheet of the Issuer and its consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP, as of the end of the most recent fiscal quarter of the Issuer for which financial statements have been made publicly available prior to the taking of any action for the purpose of which the determination is being made, as (i) the par or stated value of all outstanding Capital Stock of the Issuer plus paid-in capital or capital surplus relating to such Capital Stock plus, (ii) any retained earnings or earned surplus less (A) any accumulated deficit and (B) only to the extent otherwise included in the amount specified in clauses (i) or (ii) of this definition, any amounts attributable to Disqualified Stock.

          "Corporate Trust Office" shall be at the address of the Trustee
           ----------------------
specified in Section 13.2 or such other address as the Trustee may specify by
             ------------
notice to the Issuer.

          "Covenant Defeasance" shall have the meaning ascribed to such term in
           -------------------
Section 9.3 hereof.
-----------

          "Currency Agreement" means in respect of a Person any foreign exchange
           ------------------
contract, currency swap agreement or other similar agreement to which such Person is a party or a beneficiary designed to protect such Person against fluctuations in currency values and not for the purpose of speculation.

          "Custodian" means any receiver, trustee, assignee, liquidator or
           ---------
similar official under any Bankruptcy Law.

          "Default" means any event which is, or after notice or passage of time
           -------
or both would be, an Event of Default.

          "Definitive Notes" shall have the meaning ascribed to such term in
           ----------------
Section 2.1 hereof.
-----------

          "Depositary" means the Person specified in Section 2.3 as the
           ----------                                -----------
Depositary with respect to the Notes issuable in global form, until a successor shall have been appointed and become such pursuant to the applicable provision of this Indenture, and, thereafter, "Depositary" shall mean or include such successor.

          "Disqualified Stock" means, with respect to any Person, any Capital
           ------------------
Stock which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event
(i) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise on or prior to the Stated Maturity of the Notes, (ii) is convertible or exchangeable for Indebtedness with a Stated Maturity prior to the Stated Maturity of the Notes or Disqualified Stock or (iii) is redeemable at the option of the holder thereof, in whole or in part, in each case on or prior to the Stated Maturity of the Notes, provided, however, that any Capital Stock that
                                  --------  -------
would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require such Person to repurchase or redeem such Capital Stock upon the occurrence of an Asset Disposition or Change in Control occurring prior to the first anniversary of the Stated Maturity of the Notes shall not be deemed to be "Disqualified Stock".

          "DTC" means The Depository Trust Company.
           ---

          "EBITDA" for any period means the sum of Consolidated Net Income, plus
           ------
Consolidated Interest Expense and the following, in each case to the extent deducted in calculating such Consolidated Net Income and not included in Consolidated Interest Expense: (a) all income tax expense of the Issuer and its consolidated Restricted Subsidiaries, (b) depreciation expense of the Issuer and its Consolidated Restricted Subsidiaries, (c) amortization expense of the Issuer and its Restricted Subsidiaries (excluding amortization expense attributable to a prepaid cash item that was paid in a prior period) and (d) all other non-cash charges of the Issuer and its Consolidated Restricted Subsidiaries (excluding any such non-cash charge to the extent that it represents an accrual of or reserve for cash expenditures in any future period), in each case for such period. Notwithstanding the foregoing, the provision for taxes based on the income or profits of, and the depreciation and amortization and non-cash charges of, a

Restricted Subsidiary shall be added to Consolidated Net Income to compute EBITDA only to the extent (and in the same proportion) that the net income of such Restricted Subsidiary was included in calculating Consolidated Net Income and only if a corresponding amount would be permitted at the date of determination to be dividended to the Issuer by such Restricted Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to such Restricted Subsidiary or its stockholders.

          "Equity Offering" means a public or private offering by the Issuer for
           ---------------
cash of Capital Stock or warrants, options and other rights to acquire Capital Stock.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time.

          "Event of Default" shall have the meaning ascribed to such term in
           ----------------
Section 7.1 hereof.
-----------

          "Excess Cash Flow" means, with respect to any fiscal year, the
           ----------------
Issuer's EBITDA for such fiscal year, less the sum of (i) the Issuer's Consolidated Interest Expense that is paid in cash during such fiscal year, (ii) all capital expenditures (including without limitation, progress payments and deferred interest thereon to the manufacturer and other third parties under purchase contracts but not including any capital expenditures to the extent financed whether through Indebtedness or off-balance sheet leases) of the issuer and its Subsidiaries that are actually paid during such year and, without duplication from year to year, capital expenditures committed for payment within ninety (90) days after the end of such fiscal year, (iii) principal payments made during such year on Indebtedness existing on the Issue Date or permitted to be Incurred pursuant to Section 5.17, (iv) income or gross receipts taxes
                        ------------
payable by the Issuer (or properly attributable to the issuer and its Subsidiaries if the Issuer's tax liability is computed as a part of any consolidated group), and (v) Restricted Payments permitted by Section 5.3 that
                                                              -----------
are made during such year or (without duplication from year to year) declared for payment within ninety (90) days after the end of such fiscal year.

          "Excess Cash Flow Offer" shall have the meaning ascribed to such term
           ----------------------
in Section 5.24 hereof.
   ------------

          "Excess Cash Flow Offer Amount" shall have the meaning ascribed to
           -----------------------------
such term in Section 5.24 hereof.
             ------------

          "Excess Cash Flow Offer Period" shall have the meaning ascribed to
           -----------------------------
such term in Section 5.24 hereof.
             ------------

          "Excess Proceeds" shall have the meaning ascribed to such term in
           ---------------
Section 5.19 hereof.
------------

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Exchanged Flight Equipment" has the meaning set forth in Section 5.19
           --------------------------                               ------------
hereof.

          "Exchange Offer" means the offer that may be made by the Issuer
           --------------
pursuant to the Registration Rights Agreement to exchange Series A Notes for Series B Notes and Series C Notes for Series D Notes.

          "FAA" means the Federal Aviation Administration or similar regulatory
           ---
authority established to replace it.

          "Federal Aviation Act" means Title 49 of the United States Code,
           --------------------
"Transportation," as amended from time to time, or any similar legislation of the United States enacted in substitution or replacement thereof. In the event there is enacted any legislation replacing, modifying or repealing, in whole or in part, the Federal Aviation Act, then the term "certificated," when used with reference to the Federal Aviation Act or any particular provision thereof, shall mean authorized to provide, or not prohibited from providing, air transportation services.

          "Fuel Protection Agreements" means in respect to a Person any fuel
           --------------------------
protection agreement or other financial agreement or arrangement designed to protect such Person against fluctuations in market prices or indices of aircraft fuels and not for the purpose of speculation.

          "GAAP" means generally accepted accounting principles in the United
           ----
States of America as in effect from time to time, including those set forth in
(i) the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, (ii) statements and pronouncements of the Financial Accounting Standards Board, (iii) such other statements by such other entity as approved by a significant segment of the accounting profession and (iv) the rules and regulations of the Commission governing the inclusion of financial statements (including pro forma financial statements) in periodic reports required to be filed pursuant to Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the Commission.

          "Global Notes" shall have the meaning ascribed to such term in Section
           ------------                                                  -------
2.1 hereof.
---

          "Government Entity" means (i) any federal, state, provincial, or
           -----------------
similar government, and any body, board, department, commission, court, tribunal, authority, agency, or other instrumentality of any such government or otherwise exercising any executive, legislative, judicial, administrative, or regulatory functions of such government, or (ii) any other government entity having jurisdiction over any matter contemplated by this Indenture or any of the Collateral Documents or relating to the observance or performance of the obligation of any of the parties to this Indenture or any of the Collateral Documents.

          "Government Securities" means (i) direct obligations of the United
           ---------------------
States of America for the timely payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such Government Securities or a specific payment of principal of or interest on any such Government Securities held by such custodian for the account of the holder of such depository receipt; provided, that (except as required by law) such custodian is
                    --------
not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Securities or the specific payment of principal of or interest on the Government Securities evidenced by such depository receipt.

          "Governmental Authority" means any agency, authority, board, bureau,
           ----------------------
commission, department, office or instrumentality of any nature whatsoever of the United States or foreign government, any state, province or any city or other political subdivision or otherwise and whether now or hereafter in existence, or any officer or official thereof, and any maritime authority.

          "Guarantee" means any obligation, contingent or otherwise, of any
           ---------
Person directly or indirectly guaranteeing any Indebtedness of any Person and any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement condition or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term "Guarantee" shall not include endorsements for
--------  -------
collection or deposit in the ordinary course of business. The term "guarantee" used as a verb has a corresponding meaning.

          "Guaranteed Indebtedness" shall have the meaning ascribed to such term
           -----------------------
in Section 5.22 hereof.
   ------------

          "Hangar Mortgage" means the Mortgage, dated as of April 12, 2001,
           ---------------
between the Issuer and the Collateral Trustee.

          "Hedging Obligations" of any Person means the obligations of such
           -------------------
Person pursuant to any Interest Rate Agreement, Fuel Protection Agreement or Currency Agreement.

          "Holder" means the Person in whose name a Note is registered on the
           ------
Registrar's books.

          "Holdings' Convertible Notes" means the 12.27% Series B Senior Secured
           ---------------------------
Convertible Notes due 2009 issued pursuant to the Holdings' Convertible Note Issuance.

          "Holdings' Convertible Notes Issuance" has the meaning assigned to
           ------------------------------------
such term in the Purchase Agreement.

          "Holdings' Series A Notes" means the 13.00% Series A Senior Secured
           ------------------------
Notes due 2009 issued pursuant to the Holdings' Series A Notes Issuance.

          "Holdings' Series A Notes Issuance" has the meaning assigned to such
           ---------------------------------
term in the Purchase Agreement.

          "Identified Liens" has the meaning assigned to such term in the
           ----------------
Purchase Agreement.

          "Incur" or "incur" means issue, assume, guarantee, incur or otherwise
           -----      -----
become liable for; provided, however, that any Indebtedness or Capital Stock of
                   --------  -------
a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Subsidiary at the time it becomes a Subsidiary. The term "Incurrence" when used as a noun shall have a correlative meaning. The accretion of principal of a non-interest bearing or other discount security shall be deemed
the Incurrence of Indebtedness.   Neither the accrual of interest, the accretion
of original issue discount or fluctuations in exchange rates of currencies shall be considered an Incurrence of Indebtedness.

          "Indebtedness" means, with respect to any Person on any date of
           ------------
determination (without duplication):

               (i) the principal of and premium (if any) in respect of (A) indebtedness of such Person for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable, including, in each case, any premium on such indebtedness to the extent such premium has become due and payable,

               (ii)  all Capital Lease Obligations of such Person;

               (iii) all Obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business);

               (iv) all Obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction (other than Obligations with respect to letters of credit securing obligations (other than Obligations described in clauses (i) through (iii) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the tenth Business Day following receipt by such Person of a demand for reimbursement following payment on the letter of credit);

               (v) the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock;.

               (vi) all Obligations of the type referred to in clauses (i) through (v) above of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any Guarantee;

               (vii) all Obligations of the type referred to in clauses (i) through (vi) above of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such Obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured; and

               (viii) to the extent not otherwise included in this definition, Hedging Obligations of such Person.

          The "amount" or "principal amount" of Indebtedness at any time of determination as used herein represented by (a) any contingent Indebtedness, shall be the maximum principal amount thereof, (b) any Indebtedness issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with GAAP and (c) any Disqualified Stock, shall be the maximum fixed redemption or repurchase price in respect thereof.

          "Indenture" means this Indenture as amended, supplemented or otherwise
           ---------
modified from time to time.

          "Independent Appraiser" means a Person (i) engaged in a business which
           ---------------------
includes appraising aircraft and assets and rights related to the operation and maintenance of aircraft from time to time and (ii) who (a) is in fact independent of the parties to the transaction in question and their respective Affiliates; (b) does not have any direct financial interest or any material indirect financial interest in the Issuer or any of the Restricted Subsidiaries or any of their respective Affiliates and (c) is not connected with the Issuer, any of the Restricted Subsidiaries or any of such Affiliates as an officer, director, employee, promoter, underwriter, trustee, partner or person performing similar functions.

          "Independent Appraiser's Certificate" means a certificate signed by an
           -----------------------------------
Independent Appraiser and delivered to the Trustee and/or the Collateral Trustee pursuant to the Indenture or the applicable Collateral Document, which shall include the statements provided for in Section 13.5 of the Indenture if and to the
                               ------------
extent required by the provisions thereof.

          "Initial Purchaser" means Boeing Capital Loan Corporation.
           -----------------

          "Insolvency Event" means an Event of Default pursuant to Section
           ----------------                                        -------
7.1(a)(ix)or Section 7.1(x).
----------   --------------

          "Interest Payment Date" means April 15th and October 15th of each year
           ---------------------
during which any Note is outstanding (commencing October 15, 2001) and the date on which the Notes mature, if different.

          "Interest Rate Agreement" means in respect of a Person any interest
           -----------------------
rate swap agreement, interest rate cap agreement or other financial agreement or arrangement designed to protect such Person against fluctuations in interest rates and not for the purpose of speculation.

          "Investment" in any Person means any direct or indirect advance, loan
           ----------
or other extensions of credit (including by way of Guarantee or similar arrangement) or capital contribution to (by means of transfer of cash or other property to others or any payment for property or other services for the account or use of others), or any purchase or acquisition of Capital Stock, Indebtedness or other similar instruments issued by such Person. For purposes of the definition of "Unrestricted Subsidiary", the definition of "Restricted Payment" and Section 5.3 hereof, (i) "Investment" shall include the portion
    -----------
(proportionate to the Issuer equity interest in such Subsidiary) of the fair market value of the net assets of any Subsidiary of the Issuer at the time that such Subsidiary is designated an Unrestricted Subsidiary; provided, however,
                                                          --------  -------
that upon a redesignation of such Subsidiary as a Restricted Subsidiary, the Issuer shall be deemed to continue to have a permanent "Investment" in an Unrestricted Subsidiary equal to an amount (if positive) equal to (x) the Issuer's "Investment" in such Subsidiary at the time of such redesignation less
(y) the portion (proportionate to the Issuer's equity interest in such Subsidiary) of the fair market value of the net assets of such Subsidiary at the time of such redesignation; and (ii) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer, in each case as determined in good faith by the Board of Directors.

          "Issue Date" means the date on which the Notes were originally issued.
           ----------

          "Issuer" shall have the meaning ascribed to such term in the preamble
           ------
hereof.

          "Issuer Appraiser" means an Independent Appraiser selected by the
           ----------------
Issuer.

          "Issuer Appraiser's Certificate" means an Independent Appraiser's
           ------------------------------
Certificate signed by a Issuer Appraiser.

          "Issuer Order" means a written request or order signed in the name of
           ------------
the Issuer by an Officer and delivered to the Trustee.

          "Issuer Pledge Agreement" means, the Issuer Pledge and Security
           -----------------------
Agreement, dated as of April 12, 2001, between the Issuer and the Trustee, as amended, supplemented, amended and restated or otherwise modified from time to time.

          "Law" or "law" means (i) and constitution, treaty, statute, law,
           ---      ---
decree, regulation, order, rule, or directive of any Government Entity, and (ii) any judicial or administrative interpretation or application or, or decision under, any of the foregoing.

          "Legal Defeasance" shall have the meaning ascribed to such term in
           ----------------
Section 9.2 hereof.
-----------

          "Legal Holiday" means a Saturday, Sunday or any other day on which
           -------------
banks located in The City of New York are authorized or obligated by law to remain closed.

          "Lender" means a Person that is not an Affiliate of the Issuer and is
           ------
a lender under any Senior Credit Facility.

          "Lien" means any mortgage, pledge, security interest, encumbrance,
           ----
lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

          "Mandatory Redemption" has the meaning assigned to such term in the
           --------------------
Purchase Agreement.

          "Multiemployer Plan" shall mean any Plan which is a "multiemployer
           ------------------
plan" (as such term is defined in section 4001(a)(3) of ERISA).

          "Net Available Cash" from an Asset Disposition means cash payments
           ------------------
received therefrom (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise and proceeds from the sale or other disposition of any securities received as consideration, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring Person of indebtedness or other obligations relating to such properties or assets or received in any other non-cash form), in each case net of (i) all legal, title and recording tax expenses, commissions and other fees and expenses incurred, and all federal, state, provincial, foreign and local taxes required to be accrued as a liability under GAAP, as a consequence of such Asset Disposition,
(ii) all payments made on any Indebtedness which is secured by any assets subject to such Asset Disposition, in accordance with the terms of any Lien upon or other security agreement of any kind with respect to such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Disposition, or by applicable law, be repaid out of the proceeds from such Asset Disposition, (iii) all distributions and other payments required to be made to minority interest holders in Subsidiaries or joint ventures as a result of such

Asset Disposition and (iv) the deduction of appropriate amounts provided by the seller as a reserve, in accordance with GAAP, against any liabilities associated with the property or other assets disposed in such Asset Disposition and retained by the Issuer or any Restricted Subsidiary after such Asset Disposition.

          "Net Cash Proceeds" means, with respect to any issuance or sale of
           -----------------
Capital Stock, the cash proceeds of such issuance or sale net of attorneys' fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

          "Notes" shall have the meaning ascribed to such term in the preamble
           -----
hereof.

          "Obligation" means any principal, premium, interest, penalty, fee,
           ----------
indemnification, reimbursement, damage and other obligation and liability payable under the documentation governing any liability.

          "Offer to Purchase" means an offer to purchase all or a pro rata
           -----------------
portion, as the case may be, of the Notes by the Issuer from the Holders commenced by the mailing (by first class mail, postage prepaid) by the Issuer (or, if requested by the Issuer on at least five (5) Business Days prior notice to the Trustee and at the Issuer's expense, by the Trustee) of a notice to each Holder (and, if mailed by the Issuer, to the Trustee) at such Holder's address appearing in the Note register, stating: (i) the covenant pursuant to which the offer is being made and that all Notes validly tendered will be accepted for payment on a pro rata basis; (ii) the purchase price and the date of purchase (which shall be a Business Day no earlier than thirty (30) days nor later than sixty (60) days from the date such notice is mailed) (the "Payment Date"); (iii) that any Note not tendered will continue to accrue interest pursuant to its terms; (iv) that, unless the Issuer defaults in the payment of the purchase price, any Note accepted for payment pursuant to the Offer to Purchase shall cease to accrue interest on and after the Payment Date; (v) that Holders electing to have a Note purchased pursuant to the Offer to Purchase will be required to surrender the Note, together with the form entitled "Option of the Holder to Elect Purchase" on the reverse side of the Note completed, to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day immediately preceding the Payment Date (or, if such day is not a Business Day, on the next subsequent Business Day), and such Holder shall be entitled to receive from the Paying Agent a non-transferable receipt of deposit evidencing such deposit; (vi) that, unless the Issuer defaults in making the payment of the purchase price or shall otherwise, in its sole discretion, consent thereto, Holders will be entitled to withdraw their election only if the Trustee receives, not later than the close of business on the fifth Business Day immediately preceding the Payment Date, a telegram, facsimile transmission or letter setting forth the name of such Holder, the principal amount at maturity of Notes delivered for purchase and a statement that such Holder is withdrawing his election to have such Notes purchased; and (vii) that Holders whose Notes are being purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the

Notes surrendered; provided that each Note purchased and each new Note issued
                   --------
shall be in a principal amount at maturity of $1,000 or integral multiples thereof. The Issuer shall place such notice in a financial newspaper of general circulation in The City of New York. No failure of the Issuer to give the foregoing notice shall limit any Holder's right to exercise a repurchase right. On the Payment Date, the Issuer shall (i) accept for payment on a pro rata basis Notes or portions thereof tendered pursuant to an Offer to Purchase; (ii) deposit with the Trustee money sufficient to pay the purchase price of all Notes or portions thereof so accepted; and (iii) deliver, or cause to be delivered, to the Trustee all Notes or portions thereof so accepted together with an officers' certificate specifying the Notes or portions thereof accepted for payment by the Issuer. The Trustee shall promptly mail to the Holders of Notes so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate, and the Issuer shall promptly execute and mail (or cause to be mailed) to such Holders a new Note equal in principal amount at maturity to any unpurchased portion of the Note surrendered; provided that each Note purchased
                                             --------
and each new Note issued shall be in a principal amount at maturity of $1,000 or integral multiples thereof; provided further that if the Payment Date is between
                            ----------------
a regular record date and the next succeeding interest payment date, Notes to be repurchased must be accompanied by payment of an amount equal to the interest and Special Interest, if any, payable on such succeeding interest payment date on the principal amount to be repurchased, and the interest on the principal amount of the Note being repurchased, and Special Interest, if any, with respect thereto, will be paid on such next succeeding interest payment date to the registered holder of such Note on the immediately preceding record date. A Note repurchased on an interest payment date need not be accompanied by any such payment, and the interest on the principal amount of the Note being repurchased and Special Interest, if any, with respect thereto, will be paid on such interest payment date to the registered holder of such Note on the corresponding record date. The Issuer will publicly announce the results of an Offer to Purchase as soon as practicable after the Payment Date. The Trustee shall act as the Paying Agent for an Offer to Purchase. The Issuer will comply with Rule l4e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable, in the event that the Issuer is required to repurchase Notes pursuant to an Offer to Purchase. Both the notice of the Issuer and the notice of the Holder having been given as specified above, the Notes so to be repurchased shall, on the Payment Date become due and payable at the purchase price applicable thereto and from and after such date (unless Issuer shall default in the payment of such purchase price) such Notes shall cease to bear interest. If any Note shall not be paid upon surrender thereof for repurchase, the principal shall, until paid, bear interest from the Payment Date at the rate borne by such Note. Any Note which is to be submitted for repurchase only in part shall be delivered pursuant to the above provisions with (if the Issuer or Trustee so requires) due endorsement by, or a written instrument of transfer in form satisfactory to Issuer and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing.

          "Officer" means the chief executive officer, president or a vice
           -------
president in the disciplines of finance, accounting, or law of the Issuer.

          "Officers' Certificate" means a certificate signed by an Officer and
           ---------------------
attested to by another Officer satisfying the requirements of Sections 13.4 and
                                                              -------------
13.5 of the Indenture.
----

          "Opinion of Counsel" means a written opinion from the General Counsel
           ------------------
of the Issuer, legal counsel to the Issuer or another legal counsel who is reasonably acceptable to the Trustee, which Opinion of Counsel shall comply with Sections 13.4 and 13.5. The counsel may be an employee of the Issuer. The
-------------     ----
acceptance by the Trustee or the Collateral Trustee, as applicable (without written objection to the Issuer during the fifteen (15) Business Days following receipt) of, or its action on, an opinion of counsel not specifically referred to above shall be sufficient evidence that such counsel is acceptable to the Trustee or the Collateral Trustee, as applicable.

          "Outstanding" or "outstanding" when used with respect to Notes or a
           -----------      -----------
Note, means all Notes theretofore authenticated and delivered under the Indenture, except:

          (a) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (b) Notes for which payment has been deposited with the Trustee or any Paying Agent in trust other than deposits pursuant to Section 9.1; and
                                                               -----------

          (c) Notes which have been paid, or for which other Notes shall have been authenticated and delivered in lieu thereof or in substitution therefor pursuant to the terms of Section 2.7, unless proof satisfactory to
                                       -----------
     the Trustee is presented that any such Securities are held by holders in due course.

          A Note does not cease to be Outstanding because the Issuer or one of its Affiliates holds the Note; provided, however, that in determining whether
                               --------  -------
the Holders of the requisite aggregate principal amount of Notes Outstanding have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture, Section 2.8 shall be applicable.
                            -----------

          "Parent Company" means AirTran Holdings, Inc., a Nevada corporation.
           --------------

          "Paying Agent" shall have the meaning ascribed to such term in Section
           ------------                                                  -------
2.3  and Section 9.5, solely for purposes of Section 9.5 hereof.
---      -----------                         -----------

          "Payment Date" with respect to any Offer to Purchase, has the meaning
           ------------
specified in the definition of Offer to Purchase.

          "Payments" means such monies as the Issuer shall cause to be delivered
           --------
to the Trustee or any Paying Agent for the purpose of paying principal, purchase price or redemption price of, or interest or Special Interest, if any, on the Notes on any Interest Payment Date, Payment Date, redemption date or acceleration; and "Pay" means paying such monies.

          "Permitted Collateral Liens" means the Liens permitted under the terms
           --------------------------
of the Collateral Documents.

          "Permitted Investment" means an Investment by the Issuer or any
           --------------------
Restricted Subsidiary in (i) the Issuer, a Restricted Subsidiary or a Person that will, upon the making of such Investment, become a Restricted Subsidiary;
(ii) another Person if as a result of such Investment such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all its assets to, the Issuer or a Restricted Subsidiary; (iii) Temporary Cash Investments; (iv) receivables owing to the Issuer or any Restricted Subsidiary if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; provided,
                                                                       --------
however, that such trade terms may include such concessionary trade terms as the
-------
Issuer or any such Restricted Subsidiary deems reasonable under the circumstances; (v) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business;
(vi) loans or advances to employees made in the ordinary course of business consistent with the past practices of Issuer or such Restricted Subsidiary in an aggregate amount outstanding at any time of not more than $1.0 million; (vii) any Investment arising as a result of any Hedging Obligations: (viii) stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to the Issuer or any Restricted Subsidiary or in satisfaction of judgments; (ix) any Investment to the extent such Investment represents the non-cash portion of the consideration received for an Asset Disposition as permitted pursuant to Section 5.19, (x) Investments in the
                                           ------------
normal course of business in any Persons the primary business of which is substantially related to the airline business and (xi) Investments in airline jointly-owned corporations and ventures established for the ownership or operation of communications, take-off and landing fights, ticket office and airport facilities and for other joint airline purposes..

          "Permitted Liens" means, with respect to any Person,
           ---------------

               (a) Liens existing or securing Indebtedness existing (or for which a written commitment has been made on or prior to the Issue Date) on the Issue Date;

               (b) Liens granted on or after the Issue Date in favor of the holders of the Notes, the holders of the Holdings' Series A Notes, or the holders of the Holdings' Convertible Notes;

               (c) Liens with respect to the assets of a Restricted Subsidiary granted by such Restricted Subsidiary to the Issuer to secure Indebtedness owing to the Issuer by such Restricted Subsidiary;

               (d) Liens for employee wages and pledges or deposits by such Person under worker's compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or United States government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent, in each case Incurred in the ordinary course of business;

               (e) Liens imposed by law, such as carriers', warehousemen's and mechanics' Liens, in each case for sums not past due or being contested in good faith by appropriate proceedings or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review;

               (f) Liens (other than Liens arising under ERISA) for taxes, assessments or other governmental charges not yet delinquent or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the Issuer's books in accordance with GAAP;

               (g) Liens in favor of issuers of surety bonds or letters of credit issued pursuant to the request of and for the account of such Person in the ordinary course of business; provided, however, that such letters of
                                         --------  -------
     credit do not constitute Indebtedness;

               (h) minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real property or Liens incidental to the conduct of the business of such Person or to the ownership of its properties which were not Incurred in connection with Indebtedness and which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person;.

               (i) any Lien securing Aircraft Acquisition Debt, which Lien is Incurred when such Indebtedness is Incurred and which Lien does not extend to property other than the property financed thereby and/or purchase contracts in respect thereof;

               (j) Liens on property or shares of Capital Stock of another Person at the time such other Person becomes a Subsidiary of such Person; provided, however, that such Liens are not created, incurred or assumed in
     --------  -------
     connection with, or in contemplation of, such other Person becoming such a Subsidiary; provided further, however, that such Lien may not extend to any
                 ----------------  -------
     other property owned by such Person or any of its Subsidiaries;

               (k) Liens on property at the time such Person or any of its Subsidiaries acquires the property, including any acquisition by means of a merger or consolidation with or into such Person or a Subsidiary of such Person;

     provided, however, that such Liens are not created, incurred or assumed in
     --------  -------
     connection with, or in contemplation of, such acquisition; provided
                                                                --------
     further, however, that the Liens may not extend to any other property owned
     -------  -------
     by such Person or any of its Subsidiaries;
               (l) Liens securing Hedging Obligations permitted under the Indenture;

               (m) any Lien or pledge created or subsisting in the ordinary course of business over documents of title, insurance policies or sale contracts in relation to commercial goods to secure the purchase price thereof;

               (n) Liens to secure any Refinancing (or successive Refinancings) as a whole, or in part, of any Indebtedness secured by any Lien referred to in clauses (a), (i), (j), (k), (q) or (s); provided, however, that (x) such
                                                --------  -------
     new Lien shall be limited to all or part of the same property that secured the original Lien (plus improvements to or on such property) and (y) the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of (A) the outstanding principal amount, or, if greater, committed amount of the Indebtedness described under clause (a),
     (i), (j), (k), (q) and (s) at the time the original Lien became a Permitted Lien and (B) an amount necessary to pay any fees and expenses related to such Refinancing;

               (o) Liens securing Indebtedness or other obligations of a Subsidiary of such Person owing to such Person or a Wholly-Owned Subsidiary of such Person;

               (p) any judgment Lien, unless the judgment it secures shall not, within sixty (60) days after the entry thereof, have been discharged, vacated or reversed or the execution thereof stayed pending appeal, or shall not have been discharged, vacated or reversed within sixty (60) days after the expiration of any such stay;

               (q)  Liens securing Indebtedness permitted pursuant to Section
                                                                      -------
     5.17 of the Indenture;
     ----

               (r) Liens consisting of leases by the Issuer as lessor or sublessor to lessees or sublessees of any aircraft or other flight equipment in accordance with the Aircraft Mortgage;

               (s) Liens in favor of Boeing on the Collateral which are (A) junior and subordinate to the Lien securing the Notes, (B) granted by the Issuer as security on any loan to the Issuer or the Parent Company and (C) remedies of which may not be exercised until the Liens granted pursuant to the Collateral Documents are released; and

               (t) Liens in favor of credit card processors relating to the holdback rights of such credit card processors for purchased but unused tickets.

          "Person" means any individual, corporation, partnership, limited
           ------
liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

          "Plan" shall mean any "employee pension benefit plan" (as such term is
           ----
defined in section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Issuer or any ERISA Affiliate.

          "Preferred Stock" as applied to the Capital Stock of any Person means
           ---------------
Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or, involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person.

          "Principal" of a Note means the principal of the Note plus the
           ---------
premium, if any, payable on the Note which is due or overdue or is to become due at the relevant time.

          "Property" means any interest in any kind of property or asset,
           --------
whether real, personal or mixed, present or future, or tangible or intangible.

          "Purchase Agreement" means the Purchase Agreement, dated as of the
           ------------------
Issue Date, by and among the Issuer, the Parent Company and the Initial Purchaser as such agreement may be amended, modified or supplemented from time to time.

          "QIB" means a "qualified institutional buyer" as defined in Rule 144A.
           ---

          "Receivables" means accounts receivables, chattel paper, instruments,
           -----------
documents or general intangibles evidencing or relating to the right to payment of money and other similar assets, in each case, relating to such receivables, including any interest in merchandise or goods, the sale or lease of which gave rise to such receivables, related contractual rights, guarantees, insurance proceeds, collections, other related assets and proceeds of all of the foregoing.

          "Recordation" shall have the meaning ascribed to such term in Section
           -----------                                                  -------
12.2 hereof.
----

          "Refinance" means, in respect of any Indebtedness, to refinance,
           ---------
extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue other Indebtedness in exchange for, such indebtedness. "Refinanced" or "Refinancing" shall have correlative meanings.

          "Refinancing Indebtedness" means Indebtedness that Refinances any
           ------------------------
Indebtedness of the Issuer or any Restricted Subsidiary existing on the Issue Date or Incurred in compliance with the Indenture, including Indebtedness that Refinances Refinancing Indebtedness; provided, however, that (i) such
                                     --------  -------
Refinancing Indebtedness has a Stated Maturity no earlier than the Stated Maturity of the Indebtedness being Refinanced, (ii) such Refinancing Indebtedness has an Average Life at the time such Refinancing Indebtedness is Incurred that is equal to or greater than the Average Life of the Indebtedness being Refinanced and (iii) such Refinancing Indebtedness has an aggregate principal amount (or if Incurred with original issue discount, an aggregate issue price) that is equal to or less than the aggregate principal amount (or if Incurred with original issue discount, the aggregate accreted value) then outstanding or committed (plus fees and expenses, including any premium and defeasance costs) under the Indebtedness being Refinanced, provided further, however, that Refinancing Indebtedness shall not include Indebtedness of a Subsidiary that Refinances the Issuer's Indebtedness or (y) Indebtedness of the Issuer or a Restricted Subsidiary that Refinances Indebtedness of an Unrestricted Subsidiary.

          "Registrar" shall have the meaning ascribed to such term in Section
           ---------                                                  -------
2.3 hereof.
---

          "Registration Rights Agreement" means the Registration Rights
           -----------------------------
Agreement, dated as of the Issue Date, in the form attached hereto as Exhibit F,
                                                                      ---------
by and among the Issuer and the Initial Purchaser as such agreement may be amended, modified or supplemented from time to time.

          "Responsible Officer" when used with respect to the Trustee, means any
           -------------------
officer within the corporate trust department of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject. When used with respect to the Collateral Trustee, "Responsible Officer" means any Officer of the Collateral Trustee (or any successor group of the Collateral Trustee) or any other officer of the Collateral Trustee customarily performing functions similar to those performed by any of the designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Restricted Payment" with respect to any Person means (i) the
           ------------------
declaration or payment of any dividends or any other distributions of any sort in respect of its Capital Stock (including any payment in connection with any merger or consolidation involving such Person) or similar payment to the direct or indirect holders of its Capital Stock (other than dividends or distributions payable solely in its Capital Stock (other than Disqualified Stock) and dividends or distributions payable solely to the Issuer or a Restricted Subsidiary, and other than pro rata dividends or other distributions made by a Subsidiary that is not a Wholly-Owned Subsidiary to minority stockholders (or owners of an equivalent interest in the case of a Subsidiary that is an entity other than a corporation)), (ii) the purchase, redemption or other acquisition or retirement for value of any Capital Stock of the Issuer held by any Person or of any Capital Stock of a Restricted Subsidiary held by any Affiliate of the Issuer (other than a Restricted Subsidiary and other than pro rata purchases, redemptions, acquisitions or retirements made by a Subsidiary that is not a Wholly-Owned Subsidiary), including the exercise of any option to exchange any Capital Stock (other than into Capital Stock of the Issuer that is not Disqualified Stock), (iii) the purchase, repurchase, redemption, defeasance or other acquisition or retirement for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment of any Subordinated Obligations (other than the purchase, repurchase or other acquisition of Subordinated Obligations purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of acquisition) or (iv) the making of any Investment in any Person (other than a Permitted Investment). Any purchase or redemption of Capital Stock by an employee stock ownership or benefit plan shall not constitute a Restricted Payment except to the extent, if any, that such purchase or redemption is financed by the Issuer or its Restricted Subsidiaries.

          "Restricted Securities" means Notes that bear or are required to bear
           ---------------------
the legends relating to restrictions on transfer set forth on Exhibit A hereto.

          "Restricted Subsidiary" means B717 Subsidiary and any Subsidiary of
           ---------------------
the Issuer that is not an Unrestricted Subsidiary. Notwithstanding anything to the contrary contained in this Indenture, B717 Subsidiary shall be deemed a Restricted Subsidiary notwithstanding the fact that such B717 Subsidiary may not be a Subsidiary Guarantor hereunder.

          "Rule 144" means Rule 144 under the Securities Act, as such Rule may
           --------
be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

          "Rule 144A" means Rule 144A under the Securities Act, as such Rule may
           ---------
be amended from time to time, or under any similar rule or regulation hereafter adopted by the Commission.

          "Sale/Leaseback Transaction" means an arrangement relating to property
           --------------------------
now owned or hereafter acquired whereby the Issuer or a Restricted Subsidiary transfers such property to a Person and the Issuer or a Restricted Subsidiary leases it from such Person.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Senior Credit Facilities" means one or more credit facilities between
           ------------------------
the Issuer and one or more financial institutions named therein as lenders providing for term borrowings and/or revolving borrowings, including all related notes, collateral documents, instruments and agreements executed in connection therewith, in each case as may be amended, supplemented, restated or otherwise modified from time to time and including any replacement, extension, modification or renewal thereof, provided, that, a credit facility shall not be a "Senior Credit Facility" unless (a) the lenders and/or agent for the lenders of such credit facility have entered into an amended and restated Collateral Trust Agreement subject to the provisions of
Section 8.13 thereof and (b) counsel to the Issuer has delivered a non-contravention opinion to the Indenture Trustee reasonably satisfactory to the Indenture Trustee.

          "Senior Credit Facility Limit" means, as of the date of determination,
           ----------------------------
the principal amount equal to the lesser of (a) $30 million and (b) the aggregate principal amount of Receivables of Airways outstanding at such time.

          "Senior Indebtedness" of any Person means (i) the outstanding
           -------------------
principal amount of, and premium (if any) on, the Indebtedness of such Person, whether outstanding on the Issue Date or thereafter Incurred and (ii) accrued interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Issuer to the extent post-filing interest is allowed in such proceeding) in respect of (A) indebtedness for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable unless, in the case of (i) and (ii), in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided
                                                                        --------
that such obligations are subordinate in right of payment to the Notes; provided, however, that Senior Indebtedness shall not include (1) any obligation
--------  -------
of such Person to any Subsidiary of such Person, (2) any liability for Federal, state local or other taxes owed or owing by such Person, (3) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including guarantees thereof or instruments evidencing such liabilities), (4) any Indebtedness of such Person (and any accrued interest in respect thereof) which is subordinate or junior in any respect to any other Indebtedness or other obligation of such Person or (5) that portion of any Indebtedness which at the time of Incurrence is Incurred in violation of the Indenture.

          "Series A Notes" shall have the meaning ascribed to such term in the
           --------------
preamble hereof.

          "Series B Notes" shall have the meaning ascribed to such term in the
           --------------
preamble hereof.

          "Series C Notes" shall have the meaning ascribed to such term in the
           --------------
preamble hereof.

          "Series D Notes" shall have the meaning ascribed to such term in the
           --------------
preamble hereof.

          "Significant Subsidiary" has the meaning set forth in Commission
           ----------------------
Regulation S-X.

          "Special Interest" has the meaning assigned to such term in the
           ----------------
Registration Rights Agreement.

          "Stated Maturity" means, with respect to any security, the date
           ---------------
specified in such security as the fixed date on which the final payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency unless such contingency has occurred).

          "Subordinated Obligation" means any Indebtedness of the Issuer
           -----------------------
(whether outstanding on the Issue Date or thereafter Incurred) which is subordinate or junior in right of payment to the Notes pursuant to a written agreement to that effect.

          "Subsidiary" means, in respect of any Person, any corporation,
           ----------
association, partnership or other business entity of which more than fifty percent (50%) of the total voting; power of shares of Capital Stock or other interests (including membership or partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person, (ii) such Person and one or more Subsidiaries of such Person or (iii), one or more Subsidiaries of such Person.

          "Subsidiary Guarantors" means any Subsidiary that has executed and
           ---------------------
delivered in accordance with the Indenture a Subsidiary Guaranty, and each such Person's successors and assigns; provided, however, notwithstanding anything to the contrary in this Indenture or any Collateral Documents, the B717 Subsidiary shall not be required to become a Subsidiary Guarantor.

          "Subsidiary Guaranty" means, when and if required by this Indenture,
           -------------------
the Guarantee by a Restricted Subsidiary of the Issuer's obligations with respect to the Notes; provided, however, notwithstanding anything to the contrary in this Indenture or any Collateral Documents, the B717 Subsidiary shall not be required to so deliver a Subsidiary Guaranty. The form of such Guarantee is provided for in the Indenture. Each Subsidiary Guaranty will be
             --------
limited in amount to an amount not to exceed the maximum amount that can be guaranteed by the applicable Restricted Subsidiary without rendering the Subsidiary Guaranty, as it relates to such Restricted Subsidiary, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

          "Successor Company" shall have the meaning ascribed to such term in
           -----------------
Section 6.1 hereof.
-----------

          "Temporary Cash Investments" means any of the following: (i) any
           --------------------------
investment in U.S. Government Obligations; (ii) investments in time deposit accounts, certificates of deposit and money market deposits maturing within one hundred eighty (180) days of the date of acquisition thereof issued by a bank or trust issuer which is organized under the laws of the United States of America, any state thereof or any foreign country recognized by the United States, and which bank or trust issuer has capital, surplus and undivided profits aggregating in excess of $50.0 million (or the foreign currency equivalent thereof) and has outstanding debt which is rated "A" (or such similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities
Act) or any money market fund sponsored by a registered broker dealer or mutual fund distributor; (iii) repurchase obligations with a term of not more than thirty (30) days for underlying securities of the types described in clause (i) above entered into with a bank meeting the qualifications described in clause
(ii) above, (iv) investments in commercial paper, maturing not more than ninety
(90) days after the date of acquisition, issued by a corporation (other than an Affiliate of the Issuer) organized and in existence under the laws of the United States of America or any foreign country recognized by the United States of America with a rating at the time as of which any investment therein is made of "P-1" (or higher) according to Moody's, or A-1 (or higher) according to S&P's Ratings Group; and (v) investments in securities with maturities of six months or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least "A" by S&P's Ratings Group or "A" by Moody's.

          "Third Party Appraiser" means an Independent Appraiser jointly
           ---------------------
selected by the Issuer Appraiser and the Trustee Appraiser.

          "TIA" means the Trust Indenture Act of 1939 (15 U.S.  Code
           ---
(S)(S)77aaa- 77bbbb) as in effect on the date of the Indenture; provided,
                                                                --------
however, that in the event the Trust Indenture Act of 1939 is amended after such
-------
date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Transaction Aircraft" means those aircraft which are being acquired
           --------------------
by Issuer from Boeing after the date hereof and which are being lease financed under that certain financing commitment, dated March 8, 2000, between Boeing Capital Corporation and the Issuer, as the same has or may be amended by the parties thereto.

          "Transaction Document" means the Indenture, the Purchase Agreement,
           --------------------
the Notes, the Collateral Documents, each Subsidiary Guaranty, and the other agreements, documents, certificates and instruments now or hereafter executed or delivered by the Issuer, Holdings or any Subsidiary or Affiliate of Issuer or Holdings in connection with this Indenture.

          "Trigger Date" shall have the meaning ascribed to such term in Section
           ------------                                                  -------
5.19 hereof.
----

          "Trustee" means the Person named as the "Trustee" in the preamble
           -------
hereto until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "Trustee Appraiser" means an Independent Appraiser selected by the
           -----------------
Trustee.

          "Trustee Appraiser's Certificate" means an Independent Appraiser's
           -------------------------------
Certificate signed by a Trustee Appraiser.

          "Unrestricted Subsidiary" means (i) any Subsidiary of the Issuer that
           -----------------------
at the time of determination shall be, or have been, designated an Unrestricted Subsidiary by the Board of Directors of Issuer in the manner provided below and
(ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Subsidiary of the Issuer (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries owns any Capital Stock or Indebtedness of, or holds any Lien on any property of, the Issuer or any other Subsidiary of the Issuer that is not a Subsidiary of the Subsidiary to be so designated: provided, however,
                                                           --------  -------
that either (A) the Subsidiary to be so designated has total assets of $1,000 or less or (B) if such Subsidiary has assets greater than $1,000, such designation would be permitted under Section 5.3. The Board of Directors may designate any
                         -----------
Unrestricted Subsidiary as a Restricted Subsidiary; provided, however, that
                                                    --------  -------
immediately after giving effect to such designation (x) the Issuer could Incur $1.00 of additional Indebtedness under paragraph (a) of Section 5.17 and (y) no
                                                        ------------
Default shall have occurred and be continuing. Any such designation by the Board of Directors shall be made by the Issuer to the Trustee by promptly filing with the Trustee a copy of the resolution of the Board of Directors giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions.

          "U.S." or "United States" means the United States of America.
           ----      -------------

          "U.S.  Government Obligations" means direct obligations (or
           ----------------------------
certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable at the Issuer's option.

          "Voting Stock" of a Person means all classes of Capital Stock or other
           ------------
interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

          "Wholly-Owned Subsidiary" means a Restricted Subsidiary all the
           -----------------------
Capital Stock of which (other than directors' qualifying shares) is owned by the Issuer or one or more Wholly-Owned Subsidiaries.

          Section 1.2  Incorporation by Reference of Trust Indenture Act.
                       -------------------------------------------------

          Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

          The following TIA terms used in this Indenture have the following meanings:

          "indenture securities" means the Notes;
           --------------------

          "indenture security holder" means a Holder of a Note;.
           -------------------------

          "indenture to be qualified" means this Indenture;
           -------------------------

          "indenture trustee" or "institutional trustee" means the Trustee;
           -----------------      ---------------------

          "obligor" on the Notes means the Issuer, the Parent Company, the
           -------
Subsidiary Guarantors and any successor obligor upon the Notes.

          All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute, or defined by Commission rule under the TIA have the meanings so assigned to them.

          Section 1.3  Rules of Construction.
                       ---------------------
          Unless the context otherwise requires:

                  (a)  a term has the meaning assigned to it;

                  (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                  (c)  "or" is not exclusive;

                  (d) words in the singular include the plural, and in the plural include the singular;

                  (e) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision, and the terms "Article," "Section," "Exhibit" and "Schedule," unless otherwise specified or indicated by the context in which used, mean the corresponding Article or Section of, or the corresponding Exhibit or Schedule to, this Indenture;

                  (f) references to agreements and other instruments include subsequent amendments, supplements and waivers to such agreements or instruments but only to the extent not prohibited by this Indenture; and

                  (g)  provisions apply to successive events and transactions.

                                  ARTICLE II
                                   THE NOTES

          Section 2.1   Designation; Form and Dating.
                        ----------------------------

          The Indebtedness evidenced by the Series A Notes, the Series B Notes, the Series C Notes, and the Series D Notes and otherwise arising under this Indenture is hereby designated as "senior indebtedness" (i) for all purposes of the provisions evidencing subordination contained in agreements that provide that the Indebtedness of the Issuer issued pursuant to such agreements is subordinate to Indebtedness designated as senior indebtedness, and (ii) for the purposes of any future Indebtedness of the Issuer which the Issuer expressly makes subordinate to senior indebtedness. The Series A Notes, the Series B Notes, the Series C Notes, and the Series D Notes will rank pari passu with each other in right of payment and in respect of the Collateral and in respect of their respective related Guarantees.

          The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A attached hereto, the terms of which are
                             ---------
incorporated in and made a part of this Indenture. Each Note shall include the Subsidiary Guaranty in the form of Exhibit C attached hereto, executed by each
                                   ---------
of the Subsidiary Guarantors existing on the date of issuance of such Note, the terms of which are incorporated in and made a part of this Indenture. The Notes may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Issuer is subject or usage. Each Note shall be dated the date of its authentication. The Notes shall be issued in denominations of $1,000 and integral multiples thereof.

          The Notes will be issued (a) in global form (the "Global Notes"),
                                                            ------------
substantially in the form of Exhibit A attached hereto (including the legends
                             ---------
contained in the introduction thereto) and (b) upon the initial issuance thereof and under certain other circumstances, in definitive form (the "Definitive
                                                                ----------
Notes"), substantially in the form of Exhibit A attached hereto (excluding the
-----                                 ---------
legends contained in the introduction thereto). Each Global Note shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon; provided, that the aggregate amount of outstanding Notes represented
         --------
thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee, in accordance with instructions given by the Holder thereof, as required by Section 2.6 hereof.
                                                         -----------

          Section 2.2   Execution and Authentication.
                        ----------------------------

          The Notes shall be executed on behalf of the Issuer, by manual or facsimile signature, by an Officer and attested by another Officer by manual or facsimile signature. If an Officer whose signature is on a Note no longer holds that office at the time the Note is authenticated, the Note shall nevertheless be valid.

          A Note shall not be valid until authenticated by the manual signature of the Trustee. The signature of the Trustee shall be conclusive evidence that the Note has been authenticated under this Indenture. The form of Trustee's certificate of authentication to be borne by the Notes shall be substantially as set forth in Exhibit A attached hereto.
             ---------

          The Trustee shall, upon an Issuer Order, authenticate for original issue Notes in the aggregate principal amount of up to $166,400,000.

          The Trustee may appoint an authenticating agent acceptable to the Issuer to authenticate Notes. Unless limited by the terms of such appointment, an authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authenticating by the Trustee includes authenticating by such authenticating agent. An authenticating agent has the same rights as an Agent to deal with the Issuer or an Affiliate of the Issuer.

          The Issuer, the Trustee, the Collateral Trustee and any agent of the Issuer, the Trustee or the Collateral Trustee may treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payment of principal (and premium, if any) of and (subject to the provisions of this Indenture and the Notes with respect to record dates) interest on such Note and for all other purposes whatsoever, regardless of whether such Note is overdue, and none of the Issuer, the Trustee, the Collateral Trustee or any agent of any of the Issuer, the Trustee or the Collateral Trustee shall be affected by notice to the contrary.

          Section 2.3   Registrar, Paying Agent and Depositary.
                        --------------------------------------

          The Issuer shall maintain (a) an office or agency where Notes may be presented for registration of transfer or for exchange (the "Registrar") and (b)
                                                             ---------
an office or agency where Notes may be presented for payment (the "Paying
                                                                   ------
Agent").  The Issuer initially appoints the Trustee as Registrar and Paying
-----
Agent. The Registrar shall keep a register of the Notes and of their transfer and exchange. The Issuer may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Issuer may change any Paying Agent or Registrar without notice to any Holder. The Issuer shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Issuer fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Issuer or any of its Subsidiaries may act as Paying Agent or Registrar, except that for purposes of Articles III and IX and Sections 5.1, 5.15 and 5.19, neither the Issuer nor
   ------------     --     -------- ---  ----     ----
any of its Subsidiaries shall act as Paying Agent.

          The Issuer shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which shall incorporate the provisions of the TIA. The agreement shall implement the provisions of this Indenture that relate to such Agent.

          The Issuer initially appoints DTC to act as Depositary with respect to the Global Notes. The Trustee shall act as custodian for the Depositary with respect to the Global Notes.

          Section 2.4   Paying Agent to Hold Money in Trust.
                        -----------------------------------

          The Issuer shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent shall hold in trust for the benefit of the Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium, if any, or interest on the Notes and shall notify the Trustee in writing of any default by the Issuer in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Issuer at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Issuer or a Subsidiary of the Issuer) shall have no further liability for the money delivered to the Trustee. If the Issuer or a Subsidiary of the Issuer acts as Paying Agent (subject to
Section 2.3), it shall segregate and hold in a separate trust fund for the
-----------
benefit of the Holders a sum sufficient to pay all payments of principal, interest and Special Interest, if any, when due.

          Section 2.5   Holder Lists.
                        ------------

          The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA (S) 312(a). If the Trustee is not the Registrar, the Issuer shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders, including the aggregate principal amount of Notes held by each such Holder, and the Issuer shall otherwise comply with TIA (S) 312(a).

          Section 2.6   Transfer and Exchange.
                        ---------------------

                  (a)   Transfer and Exchange of Definitive Notes. When
                        -----------------------------------------
     Definitive Notes are presented by a Holder to the Registrar with a request
     (1) to register the transfer of the Definitive Notes or (2) to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, that the Definitive Notes so presented (A) have been
              --------
     duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by his or her attorney, duly authorized in writing; and (B) in the case of a Restricted Security, such request shall be accompanied by the following additional documents:

                        (i) if such Restricted Security is being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification to that effect (in substantially the form of Exhibit B attached hereto); or
          ---------

                        (ii) if such Restricted Security is being transferred to a QIB in accordance with Rule 144A or pursuant to an effective registration statement under the Securities Act, a certification to that effect (in substantially the form of Exhibit B attached hereto);
                                                    ---------
          or

                        (iii) if such Restricted Security is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit B attached hereto) and an opinion of counsel
                      ---------
          reasonably acceptable to the Issuer and the Registrar to the effect that such transfer is in compliance with the Securities Act.

                   (b)  Transfer of a Definitive Note for a Beneficial Interest
                        -------------------------------------------------------
     in a Global Note. A Definitive Note may be exchanged for a beneficial
     ----------------
     interest in a Global Note only upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

                        (i) written instructions directing the Trustee to make an endorsement on the appropriate Global Note to reflect an increase in the aggregate principal amount of the Notes represented by such Global Note, and

                        (ii) if such Definitive Note is a Restricted Security, a certification (in substantially the form of Exhibit B attached
                                                        ---------
          hereto) and, if applicable, a legal opinion, in each case similar to that required pursuant to clause (iii) of Section 2.6(a);
                                                    --------------

          in which case the Trustee shall cancel such Definitive Note and cause the aggregate principal amount of Notes represented by the appropriate Global Note to be increased accordingly. If no Global Note is then outstanding, the Issuer shall issue and the Trustee shall authenticate a new Global Note in the appropriate principal amount.

                   (c)  Transfer and Exchange of Global Notes.  The transfer and
                        -------------------------------------
     exchange of Global Notes or beneficial interests therein shall be effected through the Depositary in accordance with this Indenture and the procedures of the Depositary therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act.

                   (d)  Transfer of a Beneficial Interest in a Global Note for a
                        --------------------------------------------------------
     Definitive Note. Upon receipt by the Trustee of twenty (20) days prior
     ---------------
     written transfer instructions (or such other form of instructions as is customary for the Depositary) from the Depositary (or its nominee) on behalf of any Person having a beneficial interest in a Global Note, the Trustee shall, in accordance with the standing instructions and procedures existing between the Depositary and the Trustee, cause the aggregate principal amount of Global Notes to be reduced accordingly and, following such reduction, the Issuer shall execute and the Trustee shall authenticate and deliver to the transferee a Definitive Note in the appropriate principal amount; provided,
                                                                       --------
     that in the case of a Restricted Security, such instructions shall be accompanied by the following additional documents:

                    (i) if such beneficial interest is being transferred to the Person designated by the Depositary as being the beneficial owner, a certification to that effect (in substantially the form of Exhibit
                                                                       -------
          B attached hereto); or
          -

                    (ii) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A or pursuant to an effective registration statement under the Securities Act, a certification to that effect (in substantially the form of Exhibit B attached hereto)
                                                    ---------
          and an opinion of counsel reasonably acceptable to the Issuer and to the Registrar to the effect that such transfer is in compliance with the Securities Act; or

                    (iii) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit B attached hereto) and an opinion of counsel
                      ---------
          reasonably acceptable to the Issuer and to the Registrar to the effect that such transfer is in compliance with the Securities Act.

Definitive Notes issued in exchange for a beneficial interest in a Global Note shall be registered in such names and in such authorized denominations as the Depositary shall instruct the Trustee.

               (e)  Transfer and Exchange of Global Notes. Notwithstanding any
                    -------------------------------------
     other provision of this Indenture, the Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositar y or a nominee of such successor Depositary; provided, that if:
                                                            --------

                    (i) the Depositary (a) notifies the Issuer that the Depositary is unwilling or unable to continue as Depositary and a successor Depositary is not appointed by the Issuer within ninety (90) days after delivery of such notice, or (b) has ceased to be a clearing agency registered under the Exchange Act; or

                    (ii) the Issuer, at its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of Definitive Notes under this Indenture, then the Issuer shall execute and the Trustee shall authenticate and deliver, Definitive Notes in an aggregate principal amount equal to the aggregate principal amount of the Global Note in exchange for such Global Note.

               (f)  Cancellation and/or Adjustment of Global Notes. At such time
                    ----------------------------------------------
     as all beneficial interests in the Global Note have either been exchanged for Definitive Notes, redeemed, repurchased or canceled, the Global Note shall be returned to (or retained by) and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in the Global
     Note is exchanged for Definitive Notes, redeemed, repurchased or canceled, the aggregate principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee to reflect such reduction.

               (g)  General Provisions Relating to Transfers and Exchanges. To
                    ------------------------------------------------------
     permit registrations of transfers and exchanges, the Issuer shall execute and the Trustee shall authenticate Definitive Notes and Global Notes at the Registrar's request. All Definitive Notes and Global Notes issued upon any registration of transfer or exchange of Definitive Notes or Global Notes shall be legal, valid and binding obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Definitive Notes or Global Notes surrendered upon such registration of transfer or exchange.

          No service charge shall be made to a Holder for any registration of transfer or exchange, but the Issuer or the Trustee may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange (without transfer to another person) pursuant to Sections 2.10, 3.7, 5.15, 5.19, and 10.5).
                                 -------- ----- ---- ----- -----    -----

          Neither the Issuer nor the Trustee shall not be required to (i) issue, register the transfer of or exchange of Notes during a period beginning at the opening of business fifteen (15) days before the day of any selection of Notes for redemption under Section 3.2 and ending at the close of
                                   -----------
     business on the day of selection; or (ii) register the transfer of or exchange of any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part; or (iii) register the transfer of or exchange a Note between a record date and the next succeeding interest payment date.

          Prior to due presentment for the registration of a transfer of any Note, the Trustee, the Collateral Trustee, any Agent and the Issuer may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for all purposes, and none of the Trustee, the Collateral Trustee, any Agent or the Issuer shall be affected by notice to the contrary. The Trustee is not required to ascertain whether any transfer complies with the securities laws provided, however, that the
                                                --------- -------
     Trustee shall be required to review for accuracy any and all certificates that are required to be provided in connection with any contemplated transfer.

               (h)  Exchange of Series A Notes for Series B Notes and Series C
                    ----------------------------------------------------------
     Notes for Series D Notes. Series A Notes may be exchanged for Series B
     ------------------------
     Notes and Series C Notes may be exchanged for Series D Notes pursuant to the terms of the Exchange Offer. The Trustee and Registrar shall make the exchange as follows:

          The Issuer shall present the Trustee with an Officers' Certificate certifying the following:

                    (i) upon issuance of the Series B Notes and the Series D Notes, as applicable, the transactions contemplated by the Exchange Offer have been consummated; and

                    (ii) the principal amount of Series A Notes and Series C Notes properly tendered in the Exchange Offer that are represented by a Global Note and the principal amount of Series A Notes and Series C Notes properly tendered in the Exchange Offer that are represented by Definitive Notes; the name of each Holder of such Definitive Notes; the principal amount properly tendered in the Exchange Offer by each such Holder; and the name and address to which Definitive Notes for Series B Notes and Series D Notes, respectively, shall be registered and sent for each such Holder.

          The Trustee, upon receipt of (i) such Officers' Certificate, (ii) an Opinion of Counsel (1) to the effect that the Series B Notes and the Series D Notes have been registered under Section 5 of the Securities Act and this Indenture has been qualified under the TIA and (2) with respect to the matters set forth in Section 6(o) of the Registration Rights Agreement and
     (iii) an Issuer Order, shall authenticate (1) a Global Note for each of the Series B Notes and Series D Notes in the respective aggregate principal amounts equal to the aggregate principal amounts of Series A Notes and Series C Notes represented by Global Notes indicated in such Officers' Certificate as having been properly tendered and (2) Definitive Notes representing Series B Notes and Series D Notes registered in the names of, and in the principal amounts indicated in such Officers' Certificate.

          The Trustee shall deliver such Definitive Notes for Series B Notes and Series D Notes to the Holders thereof as indicated in such Officers' Certificate.

          Section 2.7  Replacement Notes.
                       -----------------

          If any mutilated Note is surrendered to the Trustee, or the Issuer and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, the Issuer shall issue and the Trustee shall authenticate a replacement Note if the Trustee's requirements for replacements of Notes are met. If required by the Trustee or the Issuer, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Issuer to protect the Issuer, the Trustee, any Agent or any authenticating agent from any loss that any of them may suffer if a Note is replaced. The Issuer or the Trustee may charge for their expenses in replacing a Note.

          Every replacement Note is an obligation of the Issuer and shall be entitled to all of the benefits of this Indenture and the Collateral Documents equally and proportionately with all other Notes duly issued hereunder.

          Section 2.8    Outstanding Notes.
                         -----------------

          The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Trustee in accordance with the provisions hereof, and those described in this
Section 2.8 as not outstanding.
-----------

          If a Note is replaced pursuant to Section 2.7, the replaced Note
                                            -----------
ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

          If the principal amount of any Note is considered paid under Section
                                                                       -------
5.1, it ceases to be outstanding and interest on it ceases to accrue.
---

          Subject to Section 2.9, a Note does not cease to be outstanding
                     -----------
because the Issuer or an Affiliate of the Issuer holds the Note.

          Section 2.9    Treasury Notes.
                         --------------

          In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Issuer or any Affiliate of the Issuer shall be considered as though not outstanding, except that for purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes that a Responsible Officer of the Trustee knows to be so owned shall be considered as not outstanding.

          Section 2.10   Temporary Notes.
                ---------------

          Pending the preparation of Definitive Notes, the Issuer (and the Subsidiary Guarantors) may execute, and upon an Issuer Order, the Trustee shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise reproduced, in any authorized denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as conclusively evidenced by their execution of such Notes.

          If temporary Notes are issued, the Issuer (and the Subsidiary Guarantors) shall cause Definitive Notes to be prepared without unreasonable delay. The Definitive

Notes shall be printed, lithographed or engraved, or provided by any combination thereof, or in any other manner permitted by the rules and regulations of any principal national securities exchange, if any, on which the Notes are listed, all as determined by the Officers executing such Definitive Notes. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency maintained by the Issuer for such purpose pursuant to Section 5.2, without
                                                      -----------
charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer (and the Subsidiary Guarantors) shall execute, and the Trustee shall authenticate and make available for delivery, in exchange therefor the same aggregate principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

          Section 2.11    Cancellation.
                          ------------

          The Issuer at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment and not previously received by the Trustee. The Trustee and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall retain or destroy canceled Notes in accordance with its normal practices (subject to the record retention requirement of the Exchange Act) unless the Issuer directs the Notes to be returned to it. The Issuer may not issue new Notes to replace Notes that have been redeemed or paid or that have been delivered to the Trustee for cancellation. All such Notes shall be canceled by the Trustee and returned to the Issuer pursuant to a written order signed by one Officer of the Issuer.

          Section 2.12    Defaulted Interest.
                          ------------------

          If the Issuer defaults in a payment of interest on the Notes, they shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, which date shall be at the earliest practicable date but in all events at least ten (10) Business Days prior to the payment date, in each case at the rate provided in the Notes and in Section 5.1.
                                                                    -----------
The Issuer shall, with the consent of the Trustee, fix or cause to be fixed each such special record date and payment date. At least thirty (30) days before the special record date, the Issuer (or the Trustee, in the name of and at the expense of the Issuer, upon fifteen (15) days written notice to the Trustee) shall mail to the Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

          Section 2.13    Legends.
                          -------

                  (a)     Except as permitted by subsections (b) or (c) of this
     Section 2.13, each Note shall bear legends relating to restrictions on
     ------------
     transfer
     pursuant to the securities laws in substantially the form set forth on Exhibit A attached hereto.
     ---------

                  (b) Upon any sale or transfer of a Restricted Security (including any Restricted Security represented by a Global Note) pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act:

                         (i) in the case of any Restricted Security that is a Definitive Note, the Registrar shall permit the Holder thereof to exchange such Restricted Security for a Definitive Note that does not bear the legends required by subsection (a) above; and

                         (ii) in the case of any Restricted Security represented by a Global Note, such Restricted Security shall not be required to bear the legends required by subsection (a) above, but shall continue to be subject to the provisions of Section 2.6(c); provided, that
                                                 --------------  --------
     with respect to any request for an exchange of a Restricted Security that is represented by a Global Note for a Definitive Note that does not bear the legends required by subsection (a) above, which request is made in reliance upon Rule 144, the Holder thereof shall certify in writing to the Registrar that such request is being made pursuant to Rule 144.

                  (c) The Issuer (and the Subsidiary Guarantors) shall issue and the Trustee shall authenticate Series B Notes and Series D Notes in exchange for Notes accepted for exchange in the Exchange Offer. The Series B Notes and Series D Notes shall not bear the legends required by subsection (a) above unless the Holder of such Notes is:

                         (i) a broker-dealer who purchased such Notes directly from the Issuer to resell pursuant to Rule 144A or any other available exemption under the Securities Act,

                         (ii) a Person participating in the distribution of the Notes, or

                         (iii)  a Person who is an affiliate (as defined in Rule
          144) of the Issuer.

          Section 2.14    Deposit of Moneys.
                          -----------------

          Subject to Section 3.5, prior to 10:00 a.m.  on each date on which the
                     -----------
principal of, premium, if any, interest and Special Interest, if any, on the Notes are due, the Issuer shall deposit with the Trustee or Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such date in a timely manner which permits the Trustee or such Paying Agent to remit payment to the Holders on such date.

          Any money deposited with the Trustee or any Paying Agent, or received by the Trustee pursuant to Section 3.5 or Article IX, or then held by the
                           -----------    ----------
Issuer, in trust for the payment of the principal of (and premium, if any), interest or Special Interest, if any, on and remaining unclaimed for two years after such principal (and premium, if any), interest or Special Interest, if any, has become due and payable shall be paid to the Issuer upon its written request (unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law), or (if then held by the Issuer) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (unless the Issuer has remitted required moneys or property to the appropriate governmental authority under any applicable escheat or abandoned or unclaimed property laws, or has otherwise been discharged under such laws or laws of similar applicability, in which case such Holder shall look solely to its remedies (if any) under such laws and not to the Issuer), and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof shall thereupon cease; provided,
                                                                  --------
however, that the Trustee or such Paying Agent, before being required to make
-------
any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York or mailed to Holders entitled to such notice, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.

          Section 2.15    CUSIP Numbers.
                          -------------

          The Issuer in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may
                                           --------
state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                  ARTICLE III
                                  REDEMPTION

          Section 3.1    Notices to Trustee.
                         ------------------

          If the Issuer elects or is required to redeem Notes pursuant to
Section 3.7 or Section 3.8, it shall furnish to the Trustee, at least thirty-
-----------    -----------
five (35) days but not more than sixty (60) days before a redemption date, an Officers' Certificate setting forth (a) the clause of Section 3.7 pursuant to
                                                      -----------
which the redemption shall occur, if any, (b) the redemption date, (c) the principal amount of Notes to be redeemed and (d) the redemption price.

          Section 3.2    Selection of Notes to Be Redeemed.
                         ---------------------------------

          If less than all the Notes are to be redeemed pursuant to Section 3.7
                                                                    -----------
or Section 3.8, the Trustee shall select the Notes to be redeemed in compliance
   -----------
with the requirements of the principal national securities exchange, if any, on which the Notes are listed, or, if the Notes are not so listed, pro rata or by such method as the Trustee deems to be fair and appropriate; provided, that
                                                             --------
Notes in denominations of $1,000 or less may not be redeemed in part.

          The Trustee shall promptly notify the Issuer in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed. Notes and portions of Notes selected for redemption shall be in amounts of $1,000 or whole multiples of $1,000. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

          Section 3.3    Notice of Redemption.
                         --------------------

          At least thirty (30) days but not more than sixty (60) days before a redemption date, the Issuer shall mail a notice of redemption by first class mail to each Holder whose Notes are to be redeemed at such Holder's registered address. The notice shall identify the Notes to be redeemed and shall state:

               (a)       the redemption date;

               (b)       the redemption price;

               (c) if any Note is being redeemed in part only, the portion of the principal amount of such Note to be redeemed and that, after the redemption date, upon cancellation of the original Note, a new Note or Notes in principal amount equal to the unredeemed portion shall be issued;

               (d)       the name and address of the Paying Agent;

               (e) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

               (f) that, unless the Issuer defaults in making such redemption payment, interest and Special Interest, if any, on Notes or portions of Notes called for redemption shall cease to accrue on and after the redemption date;

               (g) the paragraph of the Notes and/or the section of this Indenture pursuant to which the Notes called for redemption are being redeemed; and

               (h)       the CUSIP number of the Notes to be redeemed.

          At the Issuer's request, the Trustee shall give the notice of redemption in the name of the Issuer and at the Issuer's expense; provided that
                                                                  --------
the Issuer shall deliver to the Trustee at least thirty-five (35) days (unless a shorter period is acceptable to the Trustee) prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

          Section 3.4    Effect of Notice of Redemption.
                         ------------------------------

          Once notice of redemption has been mailed to the Holders in accordance with Section 3.3, Notes called for redemption become due and payable on the
     -----------
redemption date at the redemption price. At any time prior to the mailing of a notice of redemption to the Holders pursuant to Section 3.3, the Issuer may
                                                -----------
withdraw, revoke or rescind any notice of redemption delivered to the Trustee without any continuing obligation to redeem the Notes as contemplated by such notice of redemption.

          Section 3.5    Deposit of Redemption Price.
                         ---------------------------

          At or before 10:00 a.m. on the redemption date, the Issuer shall deposit with the Trustee (to the extent not already held by the Trustee) or with the Paying Agent immediately available funds in an amount sufficient to pay the redemption price of and accrued interest (and Special Interest, if any) on all Notes to be redeemed on that date. The Trustee or the Paying Agent shall return to the Issuer any funds deposited with the Trustee or the Paying Agent by the Issuer in excess of the amounts necessary to pay the redemption price of, and accrued interest (and Special Interest, if any) on, all Notes to be redeemed.

          Interest (and Special Interest, if any) on the Notes to be redeemed shall cease to accrue on the applicable redemption date, regardless of whether such Notes are presented for payment, if the Issuer makes or deposits the redemption payment in accordance with this Section 3.5. If any Note called for
                                           -----------
redemption shall not be paid upon surrender for redemption because of the failure of the Issuer to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Notes.

          Section 3.6    Notes Redeemed in Part.
                         ----------------------

          Upon surrender of a Note that is redeemed in part, the Issuer shall issue and the Trustee shall authenticate for the Holder at the expense of the Issuer a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

          Section 3.7    Optional Redemption.
                         --------------------

               (a)       Except as set forth in Section 3.7(b), the Notes are
                                                --------------
     not redeemable at the Issuer's option prior to April 12, 2005. Thereafter, the Notes will be subject to redemption at the option of the Issuer, in whole or in part, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest and Special Interest, if any, thereon, if any, to the applicable redemption date, if redeemed as set forth below.

                                                                                   Percentage
                                                                                   ----------
     On or after April 12, 2005................................................      104.000%
     April 12, 2006 through April 12, 2007....................................       102.000%
     April 12, 2007 and thereafter............................................       100.000%

               (b)       Notwithstanding Section 3.7(a), the Notes will be
                                         --------------
     redeemable at the Issuer's option prior to April 12, 2004 only in the event that on or before April 12, 2004 the Issuer receives Net Cash Proceeds of one or more Equity Offerings in which case the Issuer may, at the Issuer's option, use all or a portion of any such Net Cash Proceeds to redeem up to thirty-five percent (35%) of the aggregate principal amount of Notes within ninety (90) days of any such Equity Offering, on not less than thirty (30) days, but not more than sixty (60) days, notice to each Holder of the Notes to be redeemed, at a redemption price (expressed as a percentage of principal amount) of one hundred eleven and twenty-seven hundredths percent (111.27%) plus accrued and unpaid interest and Special Interest, if any, to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest and Special Interest, if any, due on the relevant interest payment date); provided, however, that at least
                                             --------  -------
     sixty-five (65%) of the original principal amount of the Notes must remain outstanding after such redemption.

           Section 3.8   Mandatory Redemption.
                         ---------------------

               (a) On each Interest Payment Date, commencing October 15, 2001 (each a "Mandatory Redemption Date"), the Issuer shall redeem from the
                   --------------------------
     Holders of Amortizing Notes and the Holders of Amortizing Notes shall tender for redemption by the Issuer on each Mandatory Redemption Date ("Mandatory Redemption"), $3,254,000 aggregate principal amount of
       --------------------
     Amortizing Notes for a purchase price in cash equal to one hundred percent (100%) of the principal amount of the notes to be purchased, plus, accrued and unpaid interest and Special Interest, if any, thereon, to the Mandatory Redemption Date.

               (b)       Except (i) as set forth in Section 3.8(a) and the
                                                    --------------
     Aircraft Mortgage, (ii) the Mandatory Redemption Obligation and (iii) as set forth in Sections 5.15, 5.19 and 5.24, the Issuer shall not be required
                  -------------  ----     ----
     to make mandatory redemption payments with respect to the Notes. The Notes shall not have the benefit of any sinking fund.

                                  ARTICLE IV
                          SATISFACTION AND DISCHARGE

          Section 4.1  Satisfaction and Discharge of Indenture.
                       ---------------------------------------

          This Indenture shall upon written request of the Trustee by Issuer cease to be of further effect with respect to Notes (except as to any surviving rights of registration of transfer, exchange or replacement of such Notes herein expressly provided for), and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Notes, when

                    (a)  either

                         (i) all such Notes theretofore authenticated and delivered (other than (1) such Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section
                                                                        -------
          2.7 and (2) such Notes for whose payment money has theretofore been
          ---
          deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 2.14) have been delivered to the Trustee for
                      ------------
          cancellation; or

                         (ii) all such Notes not theretofore delivered to the Trustee for cancellation

                              (1)  have become due and payable, or

                              (2) will become due and payable at their Stated Maturity within one year, or

                              (3) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of (1), or (2) above, has deposited or caused to be deposited with the Trustee funds in trust for the purpose an amount of the currency or currencies or currency unit or units in which such Notes are payable sufficient to pay and discharge the entire indebtedness with respect to such Notes not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest and Special Interest, if any, to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity or applicable redemption date, as the case may be;

                    (b) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

                    (c) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such Notes have been complied with.

               Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Trustee and the Collateral Trustee under
Section 8.7 and to any authenticating agent appointed hereunder, if money shall
-----------
have been deposited with the Trustee pursuant to subclause (ii) of clause (a) of this Section 4.1, the obligations of the Trustee under Section 5.2, Article VIII
     -----------                                       -----------  ------------
and the last paragraph of Section 2.14 shall survive.
                          ------------

               Section 4.2  Application of Trust Money.
                            --------------------------

               Subject to provisions of the last paragraph of Section 2.14, all
                                                              ------------
money deposited with the Trustee pursuant to Section 4.1 shall be held in trust
                                             -----------
and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest and Special Interest, if any, for whose payment such money has been deposited with the Trustee.

                                   ARTICLE V
                   COVENANTS, REPRESENTATIONS AND WARRANTIES

               Section 5.1  Payment of Notes.
                            ----------------

               The Issuer shall pay the principal of, interest, premium, if any, and Special Interest, if any, on the Notes on the dates and in the manner provided in this Indenture and in the Notes.

               The Issuer shall pay interest and Special Interest, if any, semi-annually in arrears on each Interest Payment Date, commencing October 15, 2001. Interest and Special Interest, if any, shall be paid on each Interest Payment Date in an amount equal to the interest and Special Interest, if any, accrued for the period beginning from the Issue Date, or from the most recent date to which interest and Special Interest, if any, have been paid. All interest and Special Interest, if any, due and payable on the Notes shall be paid in cash, except that the Issuer may at its option, make such Payments by check mailed to the address of the Person entitled thereto as it appears in the Register. Interest and Special Interest, if any, on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

               An installment of principal, premium, if any, interest or Special Interest, if any, shall be considered paid on the date due if the Trustee or Paying Agent (other than the Issuer or any Affiliate thereof) holds on that date Payments designated for and sufficient to pay such installment and the Trustee or Paying Agent has not received instructions from the Issuer not to make such payment or is not prohibited from Paying such Payments to the Holders of the Notes pursuant to this Indenture.

          The Issuer shall pay interest (including post-petition interest) on overdue principal at the rate equal to two percent (2%) per annum in excess of the then applicable interest rate on the Notes to the extent lawful; it shall pay interest (including post-petition interest) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

          Section 5.2  Maintenance of Office or Agency.
                       -------------------------------

          The Issuer shall maintain (a) in the City of Wilmington, Delaware, an office or agency, and (b) upon demand by the holders of a majority in aggregate principal amount of the then outstanding Notes in the Borough of Manhattan, The City of New York, an office or agency, in each case, where Notes may be surrendered for registration of transfer or exchange, for conversion, for presentation for payment or repurchase of the Notes and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. At the request of the Issuer, said offices or agencies may be the office of an agent appointed by the Trustee for such purpose. The Issuer shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

          The Issuer may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided,
                                                                       --------
however, that no such designation or rescission shall in any manner relieve the
-------
Issuer of its obligation to maintain an office or agency in the City of Wilmington, Delaware, for such purposes. The Issuer will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          The Issuer hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Issuer in accordance with Section 2.3.
                                                              -----------

          Section 5.3  Limitation on Restricted Payments.
                       ---------------------------------

               (a) The Issuer shall not, and shall not permit any Restricted Subsidiary, directly or indirectly, to make a Restricted Payment if at the time the Issuer or such Restricted Subsidiary makes such Restricted
     Payment: (1) a Default shall have occurred and be continuing (or would result therefrom); (2) the Issuer is not able to Incur an additional $1.00 of Indebtedness pursuant to paragraph (a) of Section 5.17; or (3) the
                                                  ------------
     aggregate amount of such Restricted Payment and all other Restricted Payments since the Issue Date (the amount of any such Restricted Payment, if other than cash, as determined in good faith by the Issuer, whose determination shall be conclusive and evidenced by a resolution of the Board of

     Directors of the Issuer or an Officers' Certificate, delivered to the Trustee prior to the making of such Restricted Payment) would exceed the sum of:

                    (A) fifty percent (50%) of the Consolidated Net Income accrued during the period (treated as one accounting period) from the beginning of the fiscal quarter immediately following the fiscal quarter during which the Notes are originally issued to the end of the most recent fiscal quarter for which financial statements are publicly available prior to the date of such Restricted Payment (or, in case such Consolidated Net Income shall be a deficit, minus one hundred percent (100%) of such deficit);

                    (B) The aggregate net proceeds (including fifty percent (50%) of the fair market value of property other than cash (as determined in good faith by the Issuer, whose determination shall be conclusive and evidenced by a resolution of the Board of Directors or an Officer's Certificate, delivered to the Trustee prior to the making of such Restricted Payment)) received by the Issuer or any Restricted Subsidiary from the issuance or sale, subsequent to the Issue Date, of its Capital Stock (other than Disqualified Stock) and Indebtedness of the Issuer or any Restricted Subsidiary that has been converted into or exchanged for its Capital Stock (other than Disqualified Stock) subsequent to the Issue Date (other than an issuance or sale to a Restricted Subsidiary and other than an issuance or sale to an employee stock ownership plan or to a trust established by the Issuer or any of its Subsidiaries for the benefit of their employees);

                    (C) an amount equal to the sum of (i) the net reduction in Investments in Unrestricted Subsidiaries resulting from dividends, repayments of loans or advances or other transfers of assets, in each case to the Issuer or any Restricted Subsidiary from Unrestricted Subsidiaries, and (ii) the portion (proportionate to the Issuer's equity interest in such Subsidiary) of the fair market value of the net assets of an Unrestricted Subsidiary at the time such Unrestricted Subsidiary is designated a Restricted Subsidiary; provided, however,
                                                            --------  -------
          that the foregoing sum shall not exceed, in the case of any Unrestricted Subsidiary, the amount of Investments previously made (and treated as a Restricted Payment) by the Issuer or any Restricted Subsidiary in all Unrestricted Subsidiaries; and

                    (D)  $10 million.

               (b) So long as no Default shall have occurred and be continuing (or would result therefrom), the provisions of the foregoing paragraph (a) shall not prohibit:

                    (i) any Restricted Payment made by exchange for, or out of the net proceeds (including fifty percent (50%) of the fair market value of property other than cash (as determined in good faith by the Issuer, whose determination shall be conclusive and evidenced by a resolution of the Board of Directors or an Officers' Certificate delivered to the Trustee prior to the making of such Restricted Payment)) of the substantially concurrent sale of, Capital Stock of the Issuer (other than Disqualified Stock and other than Capital Stock issued or sold to a Subsidiary of the Issuer or an employee stock ownership plan or to a trust established by the Issuer or any of its Subsidiaries for the benefit of their employees); provided, however, that (A) such Restricted Payment shall be excluded in the calculation of the amount of Restricted Payments and (B) to the extent used to make such Restricted Payment, the net proceeds from such sale shall be excluded from the calculation of amounts under clause (3)(B) of paragraph (a) above;

                    (ii) any purchase, repurchase, redemption, defeasance or other acquisition or retirement for value of Subordinated Obligations made by exchange for, or out of the proceeds of the substantially concurrent sale of, Capital Stock (other than Disqualified Stock); provided, however,
                                                             --------  -------
     that the liquidation value of any Preferred Stock so exchanged or sold shall be included in the calculation of the amount of Restricted Payments, but only to the extent of the Net Cash Proceeds of such Preferred Stock after the Issue Date;

                    (iii) dividends paid within sixty (60) days after the date of declaration thereof if at such date of declaration such dividend would have complied with this Section 5.3; provided, however, that such dividends
                             -----------  --------  -------
     shall be included in the calculation of the amount of Restricted Payments;

                    (iv) the declaration or payment of dividends on or payment of liquidated damages with respect to (A) any Preferred Stock outstanding on the Issue Date or (B) any Preferred Stock (other than Disqualified Stock) issued after the Issue Date that ranks on parity with or junior to Preferred Stock outstanding on the Issue Date; provided, however, that any
                                                    --------  -------
     dividend referred to in the foregoing clause (A) or, subject to the following proviso, clause (B), shall be included in the calculation of the amount of Restricted Payments and provided further, that the Issuer may elect to exclude from the calculation of amounts under clause 3(B) of paragraph (a) above any Net Cash Proceeds received by the Issuer from the issue or sale of Preferred Stock pursuant to the foregoing clause (B) (which election must be made by written notice to the Trustee within ten
     (10) Business Days of the receipt of such Net Cash Proceeds) and, if such election is made, any dividend, distribution, purchase, redemption, acquisition or retirement on or of the Preferred Stock for which such election is made shall not be a Restricted Payment;

                    (v) (A) the payment of cash in lieu of issuing fractional shares of Capital Stock of the Issuer in connection with the exercise of options or warrants, the conversion of convertible securities or the redemption of interests in employee stock ownership or benefits plans, (B) the purchase or redemption of its Capital Stock by the Issuer from employee stock ownership or benefit plans subject to ERISA to the extent required by ERISA, (C) repurchases of its Capital Stock which occur upon the exercise of stock options if such Capital Stock represents a portion of the exercise price of such options, (D) the purchase, redemption, acquisition, cancellation or other retirement for value of shares of Capital Stock of the Issuer or any Restricted Subsidiary, options on any such shares or related stock appreciation rights or similar securities held by officers or employees or former officers or employees (or their estates or beneficiaries under their estates), upon their death, disability, retirement, termination of employment or pursuant to any agreement under which such shares of stock or related rights were issued; provided that the aggregate cash consideration paid pursuant to this clause (D) for such purchase, redemption, acquisition, cancellation or other retirement of such shares of Capital Stock or related rights after the Issue Date does not exceed an aggregate amount of $7,500,000; provided further that the amount of any payment, purchase, redemption, repurchase, acquisition, cancellation or other retirement paid pursuant to this clause (D) shall be included in the amount of Restricted Payments;

                    (vi) any purchase or redemption of Capital Stock of the Issuer resulting from the consolidation or merger with or into any Person or conveyance, transfer or lease of all or substantially all of the Issuer's or any Restricted Subsidiary's property to one or more Persons substantially as an entirety not prohibited by Section 5.1 (other than any
                                                    -----------
     consolidation, merger or other transactions involving only the Issuer and a Restricted Subsidiary of the Issuer or involving only Restricted Subsidiaries of the Issuer); provided that the amount of such purchase or
                                  --------
     redemption shall be excluded in the calculation of the amount of Restricted Payments; or

                    (vii) payments of fees, expenses and indemnities to (x) the directors of the Issuer, the Parent Company and the Issuer's Restricted Subsidiaries and (y) the Parent Company in an amount not in excess of the fees and expenses payable to Boeing in connection with the Holdings' Convertible Notes Issuance, and the Holdings' Series A Notes Issuance;

                    (viii) to the Parent Company in respect of accounting, legal, or other professional or administrative expenses or reimbursements or franchise or similar taxes and governmental charges incurred by it relating to the business, operations or finances of the Issuer, the Parent Company and the Issuer's Restricted Subsidiaries and in respect of fees and related expenses associated with any registration statements relating to the Notes filed with the Commission and subsequent ongoing public reporting requirements; and

                    (ix) so long as the Parent Company files consolidated income tax returns that include the Issuer, payments to the Parent Company to the extent necessary to pay income and franchise taxes..

               (c) Additionally, at any time not more than ten (10) Business Days after an Interest Payment Date, so long as no Default or Event of Default shall have occurred and be continuing, and so long as the Issuer shall first have made to the Holders all payments of principal, premium (if any) and interest (and Special Interest, if any) owing on the Notes required to be made under this Indenture or any of the Collateral Documents on or prior to such Interest Payment Date (including pursuant to Section 3.8) the Issuer shall pay cash dividends equal to the sum of the interest payments then due on such related interest payment date under the Holdings' Series A Notes and the Holdings' Convertible Notes to be used by the Parent Company concurrently with such payment (a) to make a scheduled interest payment on the Holding's Series A Notes or (b) to make a scheduled interest payment on the Holdings' Convertible Notes. The full amount of any Restricted Payments made pursuant to this paragraph, however, will be deducted in the calculation of the aggregate amount of Restricted Payments available to be made pursuant to clause (a) of this covenant.

               (d)  To the extent otherwise permitted under this Section 5.3,
                                                                 -----------
     within forty-five (45) days after the end of each fiscal quarter of Issuer, commencing with the fiscal quarter ending June 30, 2001, and for so long as there are Holdings' Series A Notes outstanding, the Issuer shall pay cash dividends, or advance to the Parent Company in an amount equal to fifty percent (50%) of the Issuer's Consolidated Net Income for the immediately preceding fiscal quarter.

          Section 5.4  Corporate Existence.
                       -------------------

               (a)  Except as otherwise provided in Article VI, the Issuer and
                                                    ----------
     each of the Restricted Subsidiaries shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory), licenses, permits, approvals and governmental franchises of the Issuer and each Subsidiary necessary to the conduct of its respective business; provided, however, that the Issuer and
                                         --------  -------
     the Restricted Subsidiaries shall not be required to preserve any such right, license or franchise, or (other than with respect to the Restricted Subsidiaries) to preserve the corporate existence of any such Subsidiary, if the Board of Directors of the Company shall determine that the preservation thereof is no longer in the interest of the Issuer and that termination of the corporate existence is not disadvantageous to the Holders in any material respect.

               (b) The Issuer shall continue to be an air carrier certificated under Section 604(b) of the Federal Aviation Act.

               (c) The Issuer is and, to the extent required to operate its business as presently conducted and to perform its obligations under this Indenture and the Collateral Documents, shall remain a "citizen of the United States" as defined in Section 101(16) of the Federal Aviation Act.

          Section 5.5  Payment of Taxes and Other Claims.
                       ---------------------------------

          The Issuer shall, and shall cause each Subsidiary to, pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Issuer and each Subsidiary or upon the income, profits or Property of the Issuer and each Subsidiary or upon the Collateral and (b) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the Collateral, or the other Property of the Issuer or any Subsidiary; provided,
                                                                   --------
however, that the Issuer or a Subsidiary, as the case may be, shall not be
-------
required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim (i) the amount, applicability or validity of which is being contested in good faith by appropriate proceedings, and for which adequate reserves have been established in accordance with GAAP, or (ii) if the Issuer delivers to the Trustee an Officers' Certificate stating that such non-payment and non-discharge is in the interest of the Issuer and not prejudicial in any material respect to the Holders.

          Nothing contained herein or in the Notes shall be deemed to impose on the Trustee or on the Issuer any obligation to pay on behalf of the Holder of any Notes any tax, assessment or governmental charge required by any present or future law of the U.S. or of any state, county, municipality or other taxing authority thereof to be paid on behalf of, or withheld from the amount payable to, the Holder of any Notes; rather any tax, assessment or governmental charge shall, to the extent required by law, be withheld from the amounts provided for herein.

          Section 5.6  Intentionally Omitted.
                       ---------------------
          Section 5.7  Maintenance of Properties and Insurance.
                       ---------------------------------------

          The Issuer shall, and shall cause its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition all Collateral and properties used or useful in their businesses; provided, however,
                                                              --------  -------
that, subject to the requirements of the Collateral Documents, neither the Issuer nor any such Subsidiary shall be prevented from discontinuing those operations or suspending the maintenance of that Collateral or those properties which, in the Issuer's reasonable judgment, are no longer necessary or useful in the conduct of the Issuer's business or that of its Subsidiaries. For so long as any Collateral or property is deemed to be useful to the conduct of the Issuer's business or that of its Subsidiaries, the Issuer shall, or shall cause such Subsidiaries to, maintain appropriate insurance, generally in accordance with industry practices, on such Collateral and properties and as required under the provisions of the Collateral Documents;

provided, notwithstanding the foregoing, the Issuer shall at all times carry and maintain, or cause to be carried and maintained, insurance on and in respect of the Aircraft, the Airframes and the Engines (in each case as defined in the Aircraft Mortgage) in accordance with the provisions of Section 4.06 and Annex B of the Aircraft Mortgage.

          Section 5.8  Default Notices and Compliance Certificates.
                       -------------------------------------------

               (a) The Issuer shall deliver to the Trustee, within one hundred twenty (120) days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Issuer and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing officer with a view to determine whether each has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such officer signing such certificate, that each of the Issuer and its Subsidiaries has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof or thereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he may have knowledge and what action each is taking or proposes to take with respect thereto).

               (b)  The year-end financial statements delivered pursuant to
     Section 5.9 shall be accompanied by a written statement of the independent
     -----------
     public accountants of the Issuer (which shall be a firm of established national reputation reasonably satisfactory to the Trustee) which states that in making the examination necessary for certification of such financial statements nothing has come to their attention which would lead them to believe that the Issuer or any of its Subsidiaries has violated any provisions of this Indenture or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

               (c) So long as any of the Notes are outstanding, the Issuer shall deliver to the Trustee forthwith upon any officer becoming aware of
     (i) any Default or Event of Default or (ii) any event of default under any mortgage, indenture or instrument referred to in Section 7.1(a)(v), an Officers' Certificate specifying such Default, Event of Default or other event of default and what action the Issuer is taking or proposes to take with respect thereto.

          Section 5.9  Commission Reports.
                       ------------------

               (a) The Issuer shall file with the Trustee and provide, or cause the Trustee to provide, Holders of Notes, within fifteen (15) days after Parent Company files with, or furnishes to, the Commission, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Parent Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act or is required to furnish to the Commission pursuant to Section 5.9(b). The Issuer shall also comply with the other provisions of TIA (S) 314(a).

               (b) Notwithstanding that the Parent Company may not be required to remain subject to the reporting requirements of Section 13 or l5(d) of the Exchange Act or otherwise report on an annual and quarterly basis on forms provided for such annual and quarterly reporting pursuant to rules and regulations promulgated by the Commission, the Issuer shall file with, or furnish to, the Commission (i) within ninety (90) days after the end of each fiscal year (or such shorter period as the Commission may in the future prescribe), annual reports on Form 10-K (or any successor form) containing the information required to be contained therein (or required in such successor form), including annual financial statements audited by a nationally recognized independent public accounting firm with respect to such year and prepared in accordance with GAAP and all applicable exhibits,
     (ii) within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year (or such shorter period as the Commission may in the future prescribe), reports on Form 10-Q (or any successor form) containing substantially the same information required to be contained therein prepared in accordance with GAAP, and (iii) promptly from time to time after the occurrence of an event required to be therein reported, such other reports on Form 8-K (or any successor form) containing substantially the same information required to be contained therein.

               (c) So long as is required for an offer or sale of the Notes to qualify for an exemption under Rule 144A, the Issuer (and the Subsidiary Guarantors) shall, upon written request, provide the information required by clause (d)(4) thereunder to each Holder and to each beneficial owner and prospective purchaser of Notes identified by any Holder of Restricted Securities.

          Section 5.10  Waiver of Stay, Extension or Usury Laws.
                        ---------------------------------------

          The Issuer and each Restricted Subsidiary covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Issuer from paying all or any portion of the principal of, interest, or Special Interest, if any, on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture and the Collateral Documents; and (to the extent that it may lawfully do so) the Issuer and each Restricted Subsidiary hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power granted to the Trustee herein and in the Collateral Documents, but will suffer and permit the execution of every such power as though no such law had been enacted.

          Section 5.11  Amendment to Certain Agreements.
                        -------------------------------

          The Issuer shall not enter into or consent to any amendment, supplement or other modification of this Indenture or the Collateral Documents except as permitted under Article X hereof.

          Section 5.12  Title to Collateral; Limitation on Liens.
                        ----------------------------------------

          The Issuer represents and warrants that it has, and covenants that it shall continue to have, full power and lawful authority to grant, release, convey, assign, transfer, mortgage, pledge, hypothecate and otherwise create the security interests in the Collateral referred to in Article XII; the Issuer
                                                    -----------
shall warrant, preserve and defend the interest and title of the Collateral Trustee to the Collateral, against the claims of all persons and will maintain and preserve the security interests contemplated by Article XII; and the Issuer
                                                    -----------
shall not, and not permit any of its Restricted Subsidiaries to, directly or indirectly, Incur or suffer to exist any Lien of any nature whatsoever upon or with respect to (i) any of its properties other than the Collateral (including Capital Stock of a Restricted Subsidiary), whether owned at the Issue Date or thereafter acquired, other than Permitted Liens, without effectively providing that the Notes shall be secured equally and ratably with (or prior to) the obligations so secured for so long as such obligations are so secured or (ii) any Collateral other than Permitted Liens. The Issuer shall cause this Indenture and the Collateral Documents, including all necessary financing statements, notifications of secured transactions and other assurances or instruments to be properly recorded, registered and filed and to be kept, recorded, registered and filed in such manner and in such places as may be required by law and shall take all such other actions as may be required in order to make effective the security interests intended to be created in connection with this Indenture. The Issuer shall furnish to the Trustee the Opinions of Counsel required by Section 13.4 to confirm such action.
                                ------------

          Section 5.13  Books, Records, Access; Confidentiality.
                        ---------------------------------------

               (a) The Issuer shall, and shall cause each of its Subsidiaries to, (i) maintain complete and accurate books and records in which full and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its respective business and activities, (ii) permit authorized representatives of the Trustee, and/or the Collateral Trustee to visit and inspect the Properties of the Issuer or its Subsidiaries, and any or all books, records and documents in the possession of the Issuer relating to the Collateral, including the records, logs, and other similar materials and to make copies and take extracts therefrom and to visit and inspect the Collateral, all upon reasonable notice and at such reasonable times during normal business hours and as often as may be reasonably requested, and (iii) permit the authorized representatives of any Trustee Appraiser or Third Party Appraiser to visit and inspect the Properties, books, records and documents described in clause (ii), at such times and to such extent as may be necessary to allow timely completion of any Independent

     Appraiser's Certificate to be prepared by such Trustee Appraiser or Third Party Appraiser.

               (b) The Trustee and its authorized representatives referred to in clause (a) above agree not to use any information obtained pursuant to this Section 5.13 for any purpose other than as required in order to
          ------- ----
     discharge their respective duties hereunder and under the Collateral Documents and except as otherwise required for such purpose to keep confidential and not to disclose any such information to any person except that (i) the recipient of the information may disclose any information which becomes publicly available other than as a result of disclosure by such recipient, (ii) the recipient of the information may disclose any information which its counsel reasonably concludes is necessary to be disclosed by law, pursuant to any court or administrative order or ruling or in any pending legal or administrative proceeding or investigation after notice to the Issuer adequate, subject to applicable laws, to allow the Issuer to obtain a protective order or other appropriate remedy, provided that the recipient of the information will (if not otherwise required in order to discharge its duties as aforesaid) cooperate with the Issuer's efforts to obtain a protective order or other reliable assurance that confidential treatment will be accorded any such information required to be so disclosed, and (iii) the recipient of the information may disclose any information necessary to be disclosed pursuant to any provision of the TIA.

          Section 5.14  Security Interests.
                        ------------------

          The Issuer and its Subsidiaries shall perform any and all acts and execute any and all documents (including, without limitation, the execution, amendment or supplementation of any financing statement and continuation statement or other statement) for filing under the provisions of the Federal Aviation Act and the applicable Uniform Commercial Code and the rules and regulations thereunder or any other statute, rule or regulation of any applicable federal, state or local jurisdiction, which are necessary or advisable, from time to time, in order to grant and maintain in favor of the Collateral Trustee for the benefit of the Holders a valid, perfected Lien on the Collateral.

          The Issuer and its Subsidiaries shall deliver or cause to be delivered to the Indenture Trustee from time to time such other documentation, consents, authorizations, approvals and orders in form and substance satisfactory to the Indenture Trustee as it shall deem reasonably necessary or advisable to perfect or maintain the Liens for the benefit of the Holders.

          Section 5.15  Repurchase of Notes Upon a Change in Control.
                        --------------------------------------------

               (a) In the event that there shall occur a Change in Control, the Issuer shall make an Offer to Purchase all of the outstanding Notes, at a purchase price equal to one hundred one percent (101%) of the aggregate principal amount of the Notes outstanding, plus accrued and unpaid interest and Special Interest, if any, to and including the repurchase date (a "Change in Control Offer").
                                                   -----------------------
     The right to require such repurchase of Notes shall not continue after a discharge of the Issuer from its obligations with respect to the Notes in accordance with Article IX.
                     ----------

               (b) The Issuer shall commence such Change in Control Offer within thirty (30) days after the occurrence of a Change in Control.

          Section 5.16  Restrictions on Becoming an Investment Company.
                        ----------------------------------------------

          The Issuer shall not become an investment company within the meaning of the Investment Company Act of 1940 as such statute and the regulations thereunder and any successor statute or regulations thereto may from time to time be in effect.

          Section 5.17  Limitation on Indebtedness.
                        --------------------------

               (a) Neither the Issuer nor the Restricted Subsidiaries shall Incur, directly or indirectly, any Indebtedness; provided, however, that
                                                      --------  -------
     the Issuer may Incur Indebtedness so long as, on the date of such Incurrence and after giving effect thereto, the Consolidated Coverage Ratio exceeds 2.5 to 1.

               (b) Notwithstanding the foregoing paragraph (a), the Issuer and the Restricted Subsidiaries may Incur any or all of the following
     Indebtedness:

                         (1) Indebtedness under the Senior Credit Facility in an aggregate principal amount at any one time outstanding not in excess of the Senior Credit Facility Limit;

                         (2)  Aircraft Acquisition Debt;

                         (3) Indebtedness of the Issuer owed to and held by a Restricted Subsidiary or Indebtedness of a Restricted Subsidiary owed to and held by the Issuer or a Restricted Subsidiary; provided, however, that any subsequent issuance or transfer of
               --------  -------
               any Capital Stock which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any subsequent transfer of such Indebtedness (other than to the Issuer or another Restricted Subsidiary) shall be deemed in each case, to constitute the Incurrence of such Indebtedness by the Issuer;

                         (4)  the Indebtedness evidenced by the Notes;

                         (5) Indebtedness Incurred to finance the cost (including the cost of design, development, acquisition, construction, installation, improvement, transportation or integration) of plant, property and/or equipment used or to be used in the airline business or any other business that is substantially related, ancillary or complementary thereto (including any Capital Lease Obligation and the cost of the Capital Stock of a Person that becomes a Restricted Subsidiary to be acquired by the Issuer or a Restricted Subsidiary after the Issue Date; provided that (A) such Indebtedness is incurred within two hundred seventy
               (270) days after such plant, property and/or equipment has been placed into service; and (B) the principal amount of such Indebtedness does not exceed one hundred percent (100%) of the cost of such plant, property or equipment financed thereby, and provided further that the limitation described in clause B shall
               -------- -------
               not apply to Indebtedness Incurred to finance and which does not exceed the greater of one hundred percent (100%) of (y) the cost, or (z) the Appraised Value of any airport facilities, take-off and landing rights, reservations centers or maintenance facilities or (ii) information technology systems, including all related hardware and software so financed;

                         (6) Indebtedness outstanding on the Issue Date (other than Indebtedness described in clause (1), (2), (3), (4) or (5) of this Section 5.17);
                       ------------

                         (7)  Refinancing Indebtedness in respect of
               Indebtedness Incurred pursuant to paragraph (a) or pursuant to clause (1), (2), (3), (4), (5) or (6) of this Section 5.17;
                                                             ------------

                         (8) Indebtedness (A) in respect of performance, surety, appeal or similar bonds provided in the ordinary course of business, and (B) arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from Guarantees or letters of credit, surety bonds or performance bonds securing any obligations of the Issuer or any of the Restricted Subsidiaries pursuant to such agreements, in any case Incurred in connection with the disposition of any business, assets of the Issuer or any of the Restricted Subsidiaries, including all or any interest in any Restricted Subsidiary, and not exceeding the gross proceeds therefrom, other than Guarantees of Indebtedness Incurred by any Person acquiring all or any portion of such business, assets or Restricted Subsidiary or any of the Restricted Subsidiaries for the purpose of financing such acquisition;

                         (9) Hedging Obligations consisting of Interest Rate Agreements, Fuel Protection Agreements or Currency Agreements; and

                         (10) Indebtedness Incurred in satisfaction of payment
               obligations arising out of collective bargaining agreements with labor unions representing employees (and any corresponding obligations in favor of non-contract employees) of the Issuer.

               (c) Notwithstanding the foregoing, neither the Issuer nor any Restricted Subsidiary shall Incur any Indebtedness pursuant to the foregoing paragraph (b) if the proceeds thereof are used, directly or indirectly, to Refinance any Subordinated Obligations unless the Indebtedness so Incurred shall be subordinated to the Notes, to at least the same extent as such Subordinated Obligations.

               (d)  For purposes of determining compliance with this Section
                                                                     -------
     5.17, (i) in the event that an item of Indebtedness meets the criteria of
     ----
     more than one of the types of Indebtedness described above, the Issuer, in its sole discretion, will classify such item of Indebtedness and only be required to include the amount and type of such Indebtedness in one of the above clauses.

          Section 5.18  Limitation on Distributions from Restricted
                        -------------------------------------------
          Subsidiaries.
          ------------

          The Issuer shall not, and shall not permit any Restricted Subsidiary to create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to (a) pay dividends or make any other distributions on its Capital Stock to the Issuer or a Restricted Subsidiary or pay any Indebtedness owed to the Issuer, (b) make any loans or advances to the Issuer or (c) transfer any of its property or assets to the Issuer except:

                 (i) any encumbrance or restriction pursuant to an agreement in effect at or entered into on the Issue Date;

                 (ii) any encumbrance or restriction with respect to a Restricted Subsidiary or its property or assets pursuant to an agreement relating to any Indebtedness or Preferred Stock Incurred by such Restricted Subsidiary on or prior to the date on which such Restricted Subsidiary became a Restricted Subsidiary or was acquired by the Issuer (other than Indebtedness or Preferred Stock Incurred as consideration in, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Restricted Subsidiary became a Restricted Subsidiary or was acquired by the Issuer) and outstanding on such date;

                 (iii) any encumbrance or restriction pursuant to an agreement effecting a Refinancing of Indebtedness or Preferred Stock Incurred pursuant to an agreement referred to in clause (i) or (ii) of this Section
                                                                        -------
     5.18 or this clause (iii) or contained in any amendment to an agreement
     ----
     referred to in clause (i) or (ii) of this Section 5.18 or this clause
                                               ------------
     (iii); provided, however, that the encumbrances and restrictions with
            --------  -------
     respect to such Restricted Subsidiary contained in any such refinancing agreement or amendment are in the aggregate no less favorable to the

     Holders than encumbrances and restrictions with respect to such Restricted Subsidiary contained in such predecessor agreements;

                 (iv) any restriction with respect to a Restricted Subsidiary imposed pursuant to an agreement entered into for a sale or disposition which is not prohibited under Section 5.19 of all or substantially all the
                                   ------------
     Capital Stock or assets of such Restricted Subsidiary pending the closing of such sale or disposition;

                 (v) any encumbrances and restrictions existing under or by reason of applicable law or regulation;

                 (vi) any encumbrances and restrictions (A) that restrict in a customary manner the subletting, assignment or transfer of any property or asset that is a lease, license, conveyance or contract, (B) existing by virtue of any transfer of, agreement to transfer, option or right with respect to, or Lien on, any property or assets of the Issuer or any Restricted Subsidiary not otherwise prohibited by the Indenture or the other Collateral Documents or (C) arising or agreed to in the ordinary course of business not relating to any Indebtedness, and that do not (as determined by the Issuer and certified in a resolution of the Board of Directors or an Officer's Certificate delivered to the Trustee prior to or promptly following such encumbrance or restriction becoming effective), individually or in the aggregate, (1) detract from the value of property or assets of the Issuer or any Restricted Subsidiary in any manner material to the Issuer or any Restricted Subsidiary or (2) materially adversely affect the Issuer's ability to make principal (and premium, if any) or interest (including Special Interest, if any) payments on the Notes; and

                 (vii) any encumbrance or restriction contained in the terms of any Indebtedness or any agreement pursuant to which such Indebtedness was issued if (A) the encumbrance or restriction applies only in the event of a payment default or default with respect to a financial covenant contained in such Indebtedness or agreement, (B) the encumbrance or restriction is not materially more disadvantageous to the Holders of the Notes than is customary in comparable financings (as determined by the Issuer and certified in a resolution of the Board of Directors or an Officers' Certificate delivered to the Trustee prior to or promptly following such encumbrance or restriction becoming effective), and (C) such encumbrance or restriction will not materially adversely affect the Issuer's ability to make principal (and premium, if any) or interest (including Special Interest, if any) payments on the Notes (as determined by the Issuer and certified in a resolution of the Board of Directors or an Officer's Certificate delivered to the Trustee prior to or promptly following such encumbrance or restriction becoming effective).


          Nothing contained in this Section 5.18 shall prevent the Issuer or any Restricted Subsidiary from (1) creating, incurring, assuming or suffering to exist any

Liens otherwise permitted in Section 5.12 or (2) restricting the sale
                             ------------
or other disposition of property or assets of the Issuer or any of its Restricted Subsidiaries that secure Indebtedness of the Issuer or any of its Restricted Subsidiaries.

          Section 5.19  Limitation on Sales of Assets and Subsidiary Stock.
          ----------------------------------------------------------------

               (a) The Issuer shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, consummate any Asset Disposition unless (x) the Issuer or such Restricted Subsidiary receives consideration at the time of such Asset Disposition at least equal to the fair market value (including as to the value of all non-cash consideration), as determined in good faith by the Board of Directors or an Officer of the Issuer, of the shares and/or assets subject to such Asset Disposition, (y) if the subject of the Asset Disposition consists of Aircraft, Airframes, Engines or Parts (each such term, as defined in the Aircraft Mortgage) and if any non-cash consideration is subject to a Lien at the time of acquisition thereof, the fair market value of such non-cash consideration, plus the amount of any consideration in the form of cash or Cash Equivalents, less the amount of all obligations secured by such Lien, is greater than the fair market value of such Aircraft, Airframe, Engine and/or Part subject to the Asset Disposition and (z) (A) at least eighty percent (80%) of the consideration thereof received by the Issuer or such Restricted Subsidiary is in the form of cash or Cash Equivalents, or (B) if the subject of the Asset Disposition consists of Aircraft, Airframes, Engines or Parts, and if at least eighty percent (80%) of the consideration thereof received by the Issuer or such Restricted Subsidiary is not in the form of cash or Cash Equivalents, the Issuer or such Restricted Subsidiary has subjected to the Lien of the Aircraft Mortgage any aircraft, aircraft engines or other flight equipment acquired in exchange ("Exchanged Flight
                                                              ----------------
     Equipment") for the Aircraft, Airframe, Engine or Parts subject to such
     ---------
     Asset Disposition unless any lien or encumbrance existing on the Exchanged Flight Equipment at the time of acquisition thereof and to which the Issuer or such Restricted Subsidiary takes subject to prohibits the Issuer or such Restricted Subsidiary from subjecting the Exchanged Flight Equipment to the Lien of the Aircraft Mortgage. In the event the Issuer subjects to the Lien of the Aircraft Mortgage any Exchanged Flight Equipment, the Lien of the Aircraft Mortgage shall constitute a first priority security interest in such Exchanged Flight Equipment unless the Issuer acquires the Exchanged Flight Equipment subject to a prior lien, in which event, the Lien of the Aircraft Mortgage shall be junior only to such prior lien . If the Issuer or any Restricted Subsidiary engages in an Asset Disposition, the Issuer may use the Net Available Cash from such Asset Disposition, within one (1) year after the later of such Asset Disposition and the receipt of such Net Available Cash (such later date, the "Trigger Date"), to (i) permanently
                                           ------------
     repay or prepay any then outstanding Senior Indebtedness of the Issuer or any Restricted Subsidiary or (ii) invest in or acquire (or enter into a legally binding commitment to invest in or acquire) Additional Assets; provided that the transaction subject to any such commitment be consummated
     --------
     within one hundred eighty (180) days after the date of such commitment. If any such legally binding commitment to invest in or acquire such

     Additional Assets is terminated, then the Issuer may, within ninety (90) days of such termination or the Trigger Date, whichever is later, use such Net Available Cash as provided in clause (i) or (ii) (without giving effect to the parenthetical contained in such clause (ii)) above. The amount of such Net Cash Proceeds not so used as set forth above in this paragraph constitutes "Excess Proceeds."
                  ---------------

               (b) When the aggregate amount of Excess Proceeds exceeds the Asset Disposition Basket, the Issuer shall, within thirty (30) days thereof, apply all such Excess Proceeds (1) first, to make an Offer to Purchase outstanding Notes at one hundred percent (100%) of their principal amount plus accrued and unpaid interest and Special Interest, if any, thereon to the Purchase Date and, to the extent required by the terms thereof, any other Indebtedness of the Issuer that is pari passu with the Notes at a price no greater than one hundred percent (100%) of the principal amount thereof plus accrued interest to the date of purchase and
     (2) second, to the extent of any remaining Excess Proceeds following the completion of the Offer to Purchase, to any other use as determined by the Issuer which is not otherwise prohibited by the Indenture. Upon the completion of an Offer to Purchase pursuant to this paragraph (b), the amount of Excess Proceeds shall be reset to zero.

          Section 5.20  Limitation on Affiliate Transactions.
                        ------------------------------------

               (a) The Issuer shall not, and shall not permit any Restricted Subsidiary to, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or employee compensation arrangements) with any Affiliate of the Issuer (an "Affiliate Transaction")
                                                         ---------------------
     unless the terms thereof (1) are no less favorable to the Issuer or such Restricted Subsidiary than those that could be obtained at the time of such transaction in arm's- length dealings with a Person who is not such an Affiliate and (2) if such Affiliate Transaction involves an amount in excess of $5,000,000 (i) are set forth in writing and (ii) have been approved by a majority of the members of the Board of Directors having no personal stake in such Affiliate Transaction. If such Affiliate Transaction involves an amount in excess of $10,000,000, a fairness opinion must be obtained from a nationally recognized investment banking firm, appraisal firm or auditing firm with respect to the financial terms of such Affiliate Transaction.

               (b) The provisions of the foregoing paragraph (a) shall not prohibit or apply to (i) any Restricted Payment permitted to be paid pursuant to Section 5.3, (ii) loans or advances to employees in the
                 -----------
     ordinary course of business and in an amount that does not exceed $1,000,000 in the aggregate outstanding at any one time, (iii) the payment of reasonable fees to directors of the Issuer and its Restricted Subsidiaries who are not employees of the Issuer or its Restricted Subsidiaries, (iv) any Affiliate Transaction between the Issuer and a Restricted Subsidiary or between Restricted Subsidiaries, (v) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans approved by the Board of Directors, (vi) the grant of stock options or similar rights to employees and directors of the Issuer pursuant to plans approved by the Board of Directors of the Issuer.

          Section 5.21 Limitation on the Sale or Issuance of Capital Stock of
          -------------------------------------------------------------------
Restricted Subsidiaries.
-----------------------

          The Issuer shall not sell or otherwise dispose of any Capital Stock of a Restricted Subsidiary, and shall not permit any such Restricted Subsidiary, directly or indirectly, to issue or sell or otherwise dispose of any of its Capital Stock except (i) to the Issuer or a Wholly-Owned Subsidiary, (ii) the issuance and sale of directors' qualifying shares, (iii) if, immediately after giving effect to any such issuance, sale or other disposition, such Restricted Subsidiary would no longer constitute a Restricted Subsidiary and any Investment in such Person remaining after giving effect thereto would have been permitted to be made under Section 5.3 if made on the date of such issuance, sale or other
                 -----------
disposition, (iv) if such sale or other disposition is of all or any portion of the Capital Stock of a Restricted Subsidiary and the Net Available Cash received from such sale or other disposition are applied in accordance with Section 5.19,
                                                                   ------------
or (v) to the extent the ownership by a Person other than the Issuer or a Wholly-Owned Subsidiary is required by applicable law, (vi) any Restricted Subsidiary may issue or permit to exist Preferred Stock issued to and held by Issuer or a Wholly-Owned Subsidiary; provided, however, that upon either (A) the
                                     --------  -------
transfer or other disposition by the Issuer or such Wholly-Owned Subsidiary of any Preferred Stock so permitted to a Person other than the Issuer or another Wholly-Owned Subsidiary or (B) such Wholly-Owned Subsidiary ceasing to be a Wholly-Owned Subsidiary, the provisions of this clause (vi) will no longer be applicable to such Preferred Stock and such Preferred Stock will be deemed to have been issued at the time of such transfer or other disposition or such cessation; and (vii) Preferred Stock issued by a Person prior to the time such Person becomes a Restricted Subsidiary (including by way of a merger or consolidation with another Restricted Subsidiary), which Preferred Stock was not issued in anticipation of and was outstanding prior to such transaction;

provided, however, that on the date of such acquisition and after giving effect
--------  -------
thereto, the Issuer would have been able to Incur at least $1.00 of additional Indebtedness pursuant to Section 5.17(a).
                         ---------------

          Section 5.22  Limitation on Guarantees by Restricted Subsidiaries.
                        ---------------------------------------------------

          The Issuer shall not permit any Restricted Subsidiary, directly or indirectly, to Guarantee any Indebtedness ("Guaranteed Indebtedness"), unless
                                            -----------------------
(i) such Restricted Subsidiary simultaneously executes and delivers a Subsidiary Guaranty of payment of the Notes by such Restricted Subsidiary and (ii) such Restricted Subsidiary waives and will not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Issuer or any other Restricted Subsidiary as a result of any payment by such Restricted Subsidiary under its Subsidiary Guaranty; provided that this paragraph shall not be applicable to (1) any Guarantee by any Restricted Subsidiary that existed at the time such Person became a Restricted Subsidiary and was not Incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary or (2) Guarantees of any Indebtedness that is permitted under Section 5.17. If the Guaranteed
                                            ------------
Indebtedness is (A) pari passu with the Notes, then the Guarantee of such Guaranteed Indebtedness shall be pari passu with, or subordinated to, the Subsidiary Guaranty, or (B) subordinated to the Notes, then the Guarantee of such Guaranteed Indebtedness shall be subordinated to the Subsidiary Guaranty at least to the extent that the Guaranteed Indebtedness is subordinated to the Notes.

          Notwithstanding the foregoing, any Subsidiary Guaranty by a Restricted Subsidiary may provide by its terms that it shall be automatically and unconditionally released and discharged upon (i) any sale, exchange or transfer, to any Person not an Affiliate of the Issuer, of all of the Issuer's and each Restricted Subsidiary's Capital Stock in, or all or substantially all the assets of, such Restricted Subsidiary (which sale, exchange or transfer is not prohibited by the Indenture) or (ii) the release or discharge of the Guarantee which resulted in the creation of such Subsidiary Guaranty, except a discharge or release by, or as a result of, payment under such Guarantee.

          Section 5.23  Limitation on Sale/Leaseback Transactions.
                        -----------------------------------------

          The Issuer shall not, and shall not permit any Restricted Subsidiary to, enter into any Sale/Leaseback Transaction with respect to any property unless (i) the Issuer or such Restricted Subsidiary would be entitled to (A) Incur Indebtedness in an amount equal to the Attributable Debt with respect to such Sale/Leaseback Transaction pursuant to Section 5.17 and (B) create a Lien
                                            ------------
on such property securing such Attributable Debt without equally and ratably securing the Notes pursuant to Section 5.12, or (ii) the Sale/Leaseback
                               ------------
Transaction is treated as an Asset Disposition and the Issuer applies the proceeds of such transaction in compliance with Section 5.19; provided, however,
                                                ------------  --------  -------
the Issuer and the Restricted Subsidiaries may, notwithstanding the foregoing, sell and leaseback existing DC-9 or B737 aircraft or other non-aircraft flight equipment owned by the Issuer or any Restricted Subsidiary as of the Issue Date in any period of twelve consecutive months not exceeding $10,000,000 in aggregate book value so long as the Issuer and the Restricted Subsidiaries have sufficient remaining aircraft and other flight equipment to operate the Issuer's business in the ordinary course substantially consistent with past practices thereafter.

          Section 5.24  Excess Cash Flow Offer.
                        ----------------------

          Within one hundred twenty (120) days after the end of each fiscal year, the Issuer will make an Offer to Purchase to all Holders (the "Excess Cash
                                                                     -----------
Flow Offer") to purchase the maximum principal amount of Notes that is an
----------
integral multiple of $1,000 that may be purchased with forty percent (40%) of Excess Cash Flow for such fiscal year (the "Excess Cash Flow Offer Amount"), at
                                            -----------------------------
a purchase price in cash equal to one hundred one percent (101%) of the principal amount of the Notes to be purchased, plus accrued and unpaid interest to the date fixed for the closing of the Excess Cash Flow Offer; provided,
                                                                 --------
however, no such offer need be made by Issuer unless the Excess Cash Flow Offer
-------
Amount exceeds $2,000,000. Each Excess Cash Flow Offer will remain open for a period of twenty (20) Business Days and no longer, unless a longer period is required by law (the "Excess Cash Flow Offer Period"). Promptly after the
                      -----------------------------
termination of the Excess Cash Flow Offer Period, the Issuer will purchase and mail or deliver payment for the Excess Cash Flow Offer Amount for the Notes or portions thereof tendered, pro rata, or by such other method as may be required by law, or, if less than the Excess Cash Flow Offer Amount has been tendered, all Notes tendered pursuant to the Excess Cash Flow Offer. The principal amount of Notes to be purchased pursuant to an Excess Cash Flow Offer may be reduced by the principal amount of Notes acquired by the Issuer through purchase or redemption (other than pursuant to a Change of Control Offer or an Amortization Offer) surrendered to the Trustee for cancellation. If the aggregate amount of Notes tendered pursuant to any Excess Cash Flow Offer is less than the Excess Cash Flow Offer Amount, the Issuer may, subject to the other provisions of this Indenture and the Collateral Documents, use any remaining Excess Cash Flow for general corporate purposes. The Issuer shall not, and shall not permit any of its Restricted Subsidiaries to, create or suffer to exist or become effective any restriction that would impair the ability of the Issuer to make an Excess Cash Flow Offer or, if such Excess Cash Flow Offer is made, to pay for the Notes tendered for purchase.

                                  ARTICLE VI
                                  SUCCESSORS

          Section 6.1  Merger and Consolidation.
                       ------------------------

          The Issuer will not be permitted to consolidate with or merge with or into, or sell, convey, transfer, lease or otherwise dispose of, in one transaction or a series of transactions, all or substantially all of its assets to, any Person, unless:

               (a) the resulting, surviving or transferee Person (the "Successor Company") shall be a Person organized and existing under the
      -----------------
     laws of the United States, any state thereof or the District of Columbia and the Successor Company (if not the Issuer) shall expressly assume, by an indenture supplemental thereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all of the Issuer's obligations under the Notes, the Indenture and the Operative Documents;

               (b) immediately after giving effect to such transaction (and treating any Indebtedness which becomes an obligation of the Successor Company or any Subsidiary of the Issuer as a result of such transaction as having been Incurred by such Successor Company or such Subsidiary at the time of such transaction), no Default shall have occurred and be continuing;

               (c) immediately after giving effect to such transaction, the Successor Company would be able to Incur an additional $1.00 of Indebtedness pursuant to paragraph (a) of Section 5.17;
                                               ------------

               (d) if, immediately after giving effect to such transaction, the Successor Company would have Consolidated Net Worth in an amount that is less than the Issuer's Consolidated Net Worth immediately prior to such transaction, the Issuer shall have been advised by Moody's or S&P that the rating of the Notes will not be withdrawn or downgraded immediately following and as a result of such transaction; and

               (e) the Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that (i) such consolidation, merger or transfer and such supplemental indenture (if any) comply with the Indenture, (ii) the Indenture and the Notes will constitute valid and legally binding obligations of the Successor Company and (iii) the Indenture and the Operative Documents are enforceable against the Successor Company in accordance with their terms.

          Section 6.2  Successor Substituted.
                       ---------------------

          In the event of any transaction contemplated by Section 6.1 in which
                                                          -----------
the Issuer is not the surviving Person, the Successor Company shall be the Issuer's successor and shall succeed to, and be substituted for, and be bound by and obligated to pay the obligations of, and may exercise every right and power of, the Issuer under this Indenture and the Collateral Documents , but the predecessor Issuer in the case of a conveyance, transfer or lease shall not be released from the obligation to pay the principal of, interest on, and Special Interest, if any, with respect to, the Notes.

                                  ARTICLE VII
                             DEFAULTS AND REMEDIES

          Section 7.1  Events of Default.
                       -----------------

               (a)  Each of the following shall constitute an "Event of Default"
                                                               ----------------
     under this Indenture and the Collateral Documents:

                    (i) the Issuer defaults in the payment of the principal (or premium, if any) on any series of Notes when the same becomes due and payable, whether on any Interest Payment Date, at the Stated Maturity, or upon redemption, by acceleration, in connection with the Offers to Purchase contemplated by Sections 5.15, 5.19 or 5.24, in
                                             -------------  ----    -----
          connection with mandatory redemption contemplated by Section 3.8, or
                                                               -----------
          otherwise;

                    (ii) the Issuer defaults in the payment of interest or Special Interest, if any, on any series of Notes when the same becomes due and payable and the default continues for a period of thirty (30) days;

                    (iii) the Issuer or any Restricted Subsidiary defaults in the observance or performance of its covenants or agreements in the Indenture or any of the Transaction Documents that continues for the relevant period specified therein which is not cured within a 30-day period or the applicable grace period set forth in such Transaction Document;

                    (iv) the Issuer fails to comply with its obligations under Sections 3.8, 5.21 or 6.1;
          -------------------------

                    (v) any of the representations or warranties made by the Issuer or any Restricted Subsidiary in the Indenture or any of the Transaction Documents or by any of its respective officers in any writing furnished in connection with or pursuant to this Indenture or any other Transaction Document shall prove to have been untrue in any material respect when made and such Default continues uncured for a period of thirty (30) days, or a Default in any material respect in the observance or performance of any other of the Issuer's covenants or agreements in the Notes, this Indenture or any of the other Transaction Documents, in each case that continues for a period of thirty (30) days;

                    (vi) an event of default shall have occurred and be continuing under any other evidence of outstanding Indebtedness of the Issuer, Holdings or any Restricted Subsidiary, whether such Indebtedness now exists or is created hereafter, which event of default (A) consists of a payment default in the case of any Indebtedness outstanding under any Senior Credit Facility which default continues beyond any applicable cure or grace period set forth therein, (B) consists of a payment default in the case of any Indebtedness outstanding under Holdings' Series A Notes or Holdings' Convertible Notes which default continues beyond any applicable cure or grace period set forth therein, or (C) results in the acceleration of any Indebtedness and the principal amount of such accelerated Indebtedness together with the principal amount of any such other Indebtedness then so accelerated, aggregates more than $20 million;

                    (vii) a final non-appealable judgment or judgments for the payment of money is or are entered by a court or courts of competent jurisdiction against the Issuer or any Significant Subsidiary of the Issuer which is a Restricted Subsidiary and such judgment or judgments remain unsatisfied, undischarged, unbonded or unstayed for a period of thirty (30) days after entry, provided that the aggregate amount of
                                        --------
          all such judgments exceeds $10 million;

                    (viii) (A) the Collateral Trustee fails to have a first-priority perfected security interest in any of the Collateral other than "Equipment" or "Inventory" (each as defined in the Issuer Pledge Agreement) (subject to Permitted Liens and Identified Liens) or (B) the Collateral Trustee fails to have a first-priority perfected security interest in any of the Collateral consisting of "Equipment" or "Inventory" (each as defined in the Issuer Pledge Agreement) subject to Permitted Liens and

          Identified Liens, and in the case of (B) only, such failure continues for 30 days after receipt of written notice of such failure from the Trustee or any Holder;

                    (ix) the Issuer or any Significant Subsidiary of the Issuer which is a Restricted Subsidiary, pursuant to or within the meaning of any Bankruptcy Law:

                          (1)  commences a voluntary case,

                          (2) consents to the entry of an order for relief against it in an involuntary case,

                          (3) consents to the appointment of a Custodian of it or for all or substantially all of its property, makes a general assignment for the benefit of its creditors,

                          (4) admits in writing its inability to pay debts as the same become due; and

                    (x) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                          (1)  is for relief against the Issuer or any
               Significant Subsidiary which is a Restricted Subsidiary in an involuntary case,

                          (2) appoints a Custodian of the Issuer or any Significant Subsidiary which is a Restricted Subsidiary or for all or substantially all of their property,

                          (3) orders the liquidation of the Issuer, or any Significant Subsidiary which is a Restricted Subsidiary,

          and the order or decree remains unstayed and in effect for sixty (60) days;

                    (xi) an "Event of Default" under any Senior Credit Facility shall have occurred and be continuing;

                    (xii) so long as Boeing, Rolls Royce PLC and their respective Affiliates hold a majority in principal amount of the outstanding Notes and an "Event of Default" has occurred and is continuing under any lease, purchase or other agreement (whether now existing or hereafter entered into) between (A) Boeing or Rolls-Royce PLC or its Affiliates, as the case may be, and (B) the Company, any of its Subsidiaries or Affiliates, and as a consequence thereof Boeing or Rolls-Royce PLC or its Affiliates, as the case may be, has commenced the exercising any of its remedies under such agreement; provided that the amount of all obligations under such agreements then exceeds $20,000,000 in the aggregate.

               (b) The Issuer shall, upon becoming aware that a Default or Event of Default has occurred, deliver to the Trustee a statement specifying such Default or Event of Default and what action the Issuer is taking or propose to take with respect thereto.

          Section 7.2  Acceleration.
                       ------------

          If an Event of Default (other than an Event of Default specified in
Section 7.1(a)(i) with respect to mandatory redemption contemplated by Section
        ---------                                                      -------
3.8(ix) or (x)) occurs and is continuing, then and in every such case the
-------    ---
Trustee or the Holders of not less than twenty-five percent (25%) in principal amount of the outstanding Notes may declare the principal amount of all the Notes to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by Holders), and, if any Senior Credit Facility is in effect, to the Agent, and upon any such declaration such principal amount shall become immediately due and payable; provided, however, that in the event
                                          --------  -------
of an Event of Default specified in Section 7.1(a)(i) with respect to mandatory
                                    -----------------
redemption contemplated by Section 3.8 occurs and is continuing, then the
                           -----------
Trustee or the Holders of not less than twenty-five percent (25%) in principal amount of the outstanding Amortizing Notes may so declare the principal amount of all Series A Notes and Series B Notes to be due and payable immediately. If an Event of Default specified in Section 7.1(a)(ix) or (x) occurs and is
                                 ------------------    ---
continuing, then the principal amount of all the Notes shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

          Section 7.3  Waiver of Past Defaults.
                       -----------------------

          The Holders of a majority in aggregate principal amount of the Notes then outstanding, by written notice to the Trustee, may, on behalf of the Holders of all the Notes, (a) waive any existing Default or Event of Default and its consequences under this Indenture and any of the Collateral Documents except a continuing Default or Event of Default specified in Section 7.1(a)(i) or (ii)
                                                      -----------------    ----
or Default or Event of Default with respect to any covenant or provision which cannot be modified or amended except under Section 10.2(e), or (b) rescind an
                                           ---------------     ---
acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal or interest that has become due solely because of the acceleration) have been cured or waived.

          Section 7.4  Control by Majority.
                       -------------------

          The Holders of a majority in principal amount of the then outstanding Notes may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on them; provided, however, that the Holders of a majority in principal amount of
      --------  -------
the then
outstanding Amortizing Notes may so direct the Trustee if the only Default or Event of Default then continuing is a Default or Event of Default specified in
Section 7.1(a)(i) with respect to mandatory redemption pursuant to
-----------------
Section 3.8.  However, Trustee may refuse to follow any direction that conflicts
-----------
with any law, this Indenture or any of the Collateral Documents, that the Trustee determines may be unduly prejudicial to the rights of other Holders, or that may involve the Trustee in personal liability.

          Section 7.5  Limitation on Suits.
                       -------------------
          A Holder may pursue a remedy with respect to this Indenture, any of the Collateral Documents or the Notes only if:

                  (a) the Holder gives to the Trustee written notice of a continuing Event of Default;

                  (b) the Holders of at least twenty-five percent (25%) in principal amount of the then outstanding Notes (or twenty-five percent) in principal amount of the then outstanding Amortizing Notes with respect to Default or Event of Default specified in Section 7.1(a)(i) with respect to
                                              -----------------
     mandatory redemption pursuant to Section 3.8 make a written request to the
                                      -----------
     Trustee to pursue the remedy;

                  (c) such Holder or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;.

                  (d)  the Trustee does not comply with the request within sixty
     (60) days after receipt of the request and the offer and, if requested, the provision of indemnity; and

                  (e) during such sixty (60) day period the Holders of a majority in principal amount of the then outstanding Notes do not give the Trustee a direction inconsistent with the request.

          A Holder may not use this Indenture or any Collateral Document to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

          Section 7.6  Rights of Holders to Receive Payment.
                       ------------------------------------

          Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of principal (or premium, if any) and interest and Special Interest, if any, on the Notes, on or after the respective due dates expressed in the Note, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

          Section 7.7  Collection of Indebtedness; Provisions Regarding Sale by
                       --------------------------------------------------------
Trustee.
-------

          If an Event of Default specified in Section 7.1(a)(i) or (ii) occurs
                                              -----------------    ----
and is continuing with respect to the Notes of any series, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Issuer for the whole amount of principal (and premium, if any), interest and Special Interest, if any, remaining unpaid on the Notes of that series and interest on overdue principal (and premium, if any) and, to the extent lawful, interest on overdue interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel.

          Section 7.8  Trustee May File Proofs of Claim.
                       --------------------------------

          The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Issuer (or any other obligor under the Notes), their creditors or their property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel, and any other amounts due the Trustee under
Section 8.7.  To the extent that the payment of any such compensation, expenses,
-----------
disbursements and advances of the Trustee and its agents and counsel, and any other amounts due the Trustee under Section 8.7 out of the estate in any such
                                    -----------
proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding in connection with any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer or any other obligor upon the Notes or the property of the Issuer or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for the payment of overdue principal of (premium, if any) or Special Interest, if any, or interest on the Notes. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          Section 7.9   Trustee May Enforce Claims Without Possession of Notes.
                        ------------------------------------------------------

          All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee or its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

          Section 7.10  Priorities.
                        ----------
          Subject to the terms of the Collateral Trust Agreement, if the Trustee collects any money pursuant to this Article VII, it shall pay out the money in
                                    -----------
the following order:

          First: to the Trustee and its agents and attorneys for amounts due
          -----
under Section 8.7, including payment of all compensation, expense and
      -----------
liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

          Second: to Holders for amounts due and unpaid for principal (and
          ------
premium, if any,) and interest and Special Interest, if any, on the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal (and premium, if any), interest and Special Interest, if any, respectively;

          Third: without duplication, to Holders for any other Obligations owing
          -----
to the Holders under the Notes in respect of which or for the benefit of which such money has been collected, the Indenture, the Collateral Documents or the Registration Rights Agreement; and

          Fourth: to the Issuer or to such party as a court of competent
          ------
jurisdiction shall direct.

          The Trustee, upon written notice to the Issuer, may fix a record date and payment date for any payment to Holders pursuant to this Section 7.10.

          Section 7.11  Restoration of Rights and Remedies.
                        ----------------------------------

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or any Collateral Document and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and under the Collateral Documents and thereafter all rights and remedies of the Trustee, and the Holders shall continue as though no such proceeding had been instituted.

          Section 7.12  Rights and Remedies Cumulative.
                        ------------------------------

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 2.7, no right or remedy herein conferred or conferred under any
   -----------
Collateral Document upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 7.13  Delay or Omission Not Waiver.
                        ----------------------------

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article VII by
                                                               ------------
Law to the Trustee or to the Holders may be exercised from time to time, and as often as maybe deemed expedient, by the Trustee or by the Holders, as the case may be.

          Section 7.14  Undertaking for Costs.
                        ---------------------

          In any suit for the enforcement of any right or remedy under this Indenture or any Collateral Document or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 7.14 does not apply to a suit by the Trustee,
                          -------------
a suit by a Holder pursuant to Section 7.5, or a suit by Holders of more than
                               -----------
ten percent (10%) in principal amount of the then outstanding Notes.

                                 ARTICLE VIII
                                  THE TRUSTEE

          Section 8.1   Duties.
                        ------


               (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and the Collateral Documents and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

               (b)  Except during the continuance of an Event of Default:

                    (i) The duties of the Trustee shall be determined solely by the express provisions of this Indenture or any Collateral Document, and the Trustee needs perform only those duties that are specifically set forth in this Indenture and the Collateral Documents, and no others, and no implied covenants or obligations shall be read into this Indenture or any Collateral Document against the Trustee.

                    (ii) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture and the Collateral Documents. However, the Trustee shall examine the certificates and opinions to determine whether they conform to the requirements of this Indenture and the Collateral Documents.

               (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                    (i)    This paragraph does not limit the effect of paragraph
          (b) of this Section 8.1.
                      -----------

                    (ii) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                    (iii) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 7.4.
                                               -----------

               (d) Regardless of whether herein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (e) of this Section 8.1.
                ---------- ---  ---  ---     ---         -----------

               (e) No provision of this Indenture or the Collateral Documents shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee may refuse to perform any duty or exercise any right or power unless it receives security and indemnity satisfactory to it against any loss, liability or expense.

               (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuer. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

               (g) The Collateral Trustee is hereby authorized and directed to enter into the Collateral Trust Agreement upon execution thereof by the other parties thereto and to enter into an amendment thereof with respect to the Senior Credit Facility in accordance with Section 8.13 thereof.

          Section 8.2  Rights of Trustee and Collateral Trustee.
                       ----------------------------------------

               (a) The Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any document believed by either of them to be genuine and to have been signed or presented by the proper Person. The Collateral Trustee need not investigate any fact or matter stated in such document.

               (b) Before the Trustee or the Collateral Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. Neither the Trustee nor the Collateral Trustee shall be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee or the Collateral Trustee, as the case may be, may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

               (c) The Trustee may act through agents as appointed by such trustees with due care and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

               (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by this Indenture and the Collateral Documents.

               (e) Unless otherwise specifically provided in this Indenture or any of the Collateral Documents, any demand, request, direction or notice from the Issuer shall be sufficient if signed by an Officer of the Issuer.

               (f)  Except with respect to Section 5.1, neither the Trustee nor
                                           -----------
     the Collateral Trustee shall have a duty to inquire as to the performance of the Issuer's covenants in Article V. In addition, neither the Trustee
                                  ---------
     nor the Collateral Trustee shall be deemed to have knowledge of any Default or Event of Default except (i) any Event of Default occurring pursuant to Sections 7.1(a)(i) or 7.1(a)(ii), or (ii) any Default or Event of Default
     ------------------    ----------
     of which the Trustee or the Collateral Trustee shall have received written notification or a Responsible Officer of the Trustee or the Collateral Trustee shall have obtained actual knowledge.

          Section 8.3  Individual Rights of Trustee.
                       ----------------------------

     The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or an Affiliate of the Issuer with the same rights it would have if it were not Trustee, as the case may be. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 8.10 and 8.12.
           --------------    ----

          Section 8.4  Disclaimer.
                       ----------

          The Trustee shall not be responsible for and does not make any representation as to the validity or adequacy of this Indenture, any of the Collateral Documents or the Notes, nor shall be accountable for the Issuer's use of the proceeds from the Notes or any money paid to the Issuer or upon the Issuer's direction under any provision hereof, neither shall be responsible for the use or application of any money received by any Paying Agent other than the Trustee and neither shall be responsible for any statement or recital herein or any statement in the Notes, any of the Collateral Documents or any other document in connection with the sale of the Notes or pursuant to this Indenture or any of the Collateral Documents other than its certificate of authentication.

          Section 8.5  Notice of Defaults.
                       ------------------

          If a Default or Event of Default occurs and is continuing and if the Trustee has actual knowledge thereof (within the meaning of Section 8.2(f)), the
                                                            -------------
Trustee shall mail to the Holders a notice of the Default or Event of Default within ninety (90) days after it occurs. Except in the case of a Default or Event of Default in the payment of principal of, premium, or interest or Special Interest, if any, on any Note, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interest of the Holders.

          Section 8.6  Resignation and Removal, Appointment of Successor.
                       -------------------------------------------------

          Within sixty (60) days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to the Holders a brief report dated as of such reporting date that complies with TIA (S) 313(a) (but if no event described in TIA (S) 313(a) has occurred within the twelve (12) months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA (S) 313(b). The Trustee shall also transmit by mail all reports as required by TIA (S) 313(c).

          Commencing at the time this Indenture is qualified under the TIA, a copy of each report at the time of its mailing to the Holders shall be filed with the Commission and each stock exchange on which the Notes are listed. The Issuer shall promptly notify the Trustee when the Notes are listed on any stock exchange.

          Section 8.7  Compensation and Indemnity.
                       --------------------------

          The Issuer shall pay to the Trustee from time to time such compensation as shall be agreed to in writing in a separate agreement to be entered into by the Issuer and the Trustee for its acceptance of this Indenture and the Collateral Documents and services hereunder and thereunder. The Trustee's compensation shall not be limited by any Law relating to compensation of a trustee of an express trust. The Issuer shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by either of them in addition to the compensation for their services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel, except such disbursements, advances and expenses as may be attributable to the Trustee's negligence or bad faith.

          Except as set forth below, the Issuer shall indemnify the Trustee, any predecessor thereof and its officers, directors, agents and employees against any and all losses, liabilities, damages, claims, actions, suits, costs or expenses of any kind or nature whatsoever incurred by them without negligence or bad faith on their part arising out of or in connection with the acceptance or administration of their duties under this Indenture and the Collateral Documents (including the costs and expenses of enforcing this Indenture or the other Collateral Documents against the Issuer and defending themselves against any claim (regardless of whether asserted by the Issuer or any Holder or any other person) or liability in connection with the exercise or performance of any of their powers or duties hereunder), except as set forth below. The Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend the claim and the Trustee shall cooperate in the defense. In the event that a conflict of interest or conflicting defenses would arise in connection with the representation of the Issuer and the Trustee by the same counsel, the Trustee may have separate counsel and the Issuer shall pay the reasonable fees and expenses of such counsel. The Issuer need not pay for any settlement made without their consent, which consent shall not be unreasonably withheld.

          The obligations of the Issuer under this Section 8.7 shall survive the
                                                   ------------
satisfaction and discharge of this Indenture and the resignation or removal of the Trustee.

          The Issuer need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through its own negligence or bad faith.

          To secure the Issuer's payment obligations in this Section 8.7, the
                                                             -----------
Trustee shall have a Lien prior to the Holders on all money or property held or collected by the Trustee. Such Lien shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee.

          When the Trustee incurs expenses or renders services after an Event of Default specified in Section 7.1(a)(x) or (xi) occurs, the expenses and the
                     ------------------   ----
compensation
for the services are intended to constitute expenses of administration under any Bankruptcy Law.

          The provisions of this Section 8.7 shall survive the termination of
                                 ------------
this Indenture.

          Section 8.8  Resignation and Removal; Appointment of Successor.
                       -------------------------------------------------

          A resignation or removal of the institution acting as Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 8.8
                                                                  -----------
and upon the Issuer's receipt of notice from the successor Trustee of such appointment.

          The institution acting as Trustee may resign at any time without cause and be discharged from the trust hereby created by giving thirty (30) days written notice to the Issuer. The Holders of a majority in principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Issuer. The Issuer may remove the institution acting as Trustee if:

               (a)  the institution acting as Trustee fails to comply with
     Section 8.10;
     ------------

               (b) the institution acting as Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the institution acting as Trustee under any Bankruptcy Law;

               (c) a Custodian or public officer takes charge of the institution acting as Trustee or its property; or

               (d) the institution acting as Trustee becomes incapable of acting.

          If the institution acting as Trustee resigns or is removed or if a vacancy exists in the office of Trustee or any reason, the Issuer shall promptly appoint a successor Trustee. Within one (1) year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Issuer.

          If a successor Trustee does not take office within sixty (60) days after the retiring Trustee resigns or is removed, the retiring Trustee the Issuer or the Holders of at least ten percent (10%) in principal amount of the then outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee after written request by any Holder who has been a Holder for at least six (6) months fails to comply with Section 8.10, such
                                                        ------------
Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Issuer. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture and the Collateral Documents. The successor Trustee shall mail a notice of its succession to the Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided that all sums owing to the Trustee, hereunder have been paid and
--------
subject to the Lien provided for in Section 8.7.  Notwithstanding replacement of
                                    -----------
the Trustee pursuant to this Section 8.8, the Issuer's obligations under Section
                             -----------                                 -------
8.7 shall continue for the benefit of the retiring Trustee and the Issuer shall
----
pay to any such replaced or removed Trustee all amounts owed under Section 8.7
                                                                   -----------
upon such replacement or removal.

          Section 8.9   Successor Trustee by Merger, etc.
                        ---------------------------------

          If the institution acting as Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or banking association, the successor corporation or banking association without any further act shall be the successor Trustee.

          Section 8.10  Eligibility; Disqualification.
                        -----------------------------

          There shall at all times be a Trustee hereunder that shall (a) be a corporation or banking association organized and doing business under the Laws of the United States of America or of any state thereof or of the District of Columbia authorized under such Laws to exercise corporate trustee power, (b) be subject to supervision or examination by the applicable federal or state or the District of Columbia authority, and (c) have a combined capital and surplus of at least $200.0 million as set forth in its most recent published annual report of condition.

          This Indenture shall always have a Trustee who satisfies the requirements of TIA (S)(S) 310(a)(1), 310(a)(2) and 310(a)(5). The Trustee is subject to TIA (S) 310(b); provided, however, that there shall be excluded from
                           --------  -------
the operations of TIA (S) 310(b)(1) any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Issuer are outstanding, if the requirements for such exclusion set forth in TIA (S) 310(b)(1) are met.

          Section 8.11  Intentionally Omitted.
                        ---------------------

          Section 8.12  Preferential Collection of Claims Against the Issuer.
                        ----------------------------------------------------

          The Trustee is subject to TIA (S) 311(a), excluding any creditor relationship listed in TIA (S) 311(b). An institution serving as Trustee who has resigned or been removed shall be subject to TIA (S) 311(a) to the extent indicated therein. The provisions of TIA (S) 311 shall apply to the Issuer, as obligor on the Notes.

                                  ARTICLE IX
              DISCHARGE; LEGAL DEFEASANCE AND COVENANT DEFEASANCE

          Section 9.1  Discharge; Option to Effect Legal or Covenant Defeasance.
                       --------------------------------------------------------

          This Indenture and the Collateral Documents shall cease to be of further effect (except that the Issuer's and the Subsidiary Guarantors' obligations under Section 8.7 and the Trustee's and the Paying Agent's
                  ------------
obligations under Sections 9.6 and 9.7 shall survive) when all outstanding Notes
                  -------------    ---
theretofore authenticated and issued have been delivered (other than destroyed, lost or stolen Notes that have been replaced or paid) to the Trustee for cancellation and the Issuer or the Subsidiary Guarantors have paid all sums payable hereunder and under the Collateral Documents. In addition, the Issuer may elect at any time and at the Issuer's option, to have Section 9.2 or Section
                                                          ------------   -------
9.3, of this Indenture applied to all outstanding Notes upon compliance with the
---
conditions set forth below in this Article IX.
                                   ----------

          Section 9.2  Legal Defeasance and Discharge.
                       ------------------------------

          Upon the Issuer's exercise under Section 9.1 of the option applicable
                                           ------------
to this Section 9.2, except as set forth below, the Issuer and the Subsidiary
        -----------
Guarantors shall be deemed to have been discharged from their respective obligations with respect to all outstanding Notes on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). Following such
                                         ----------------
Legal Defeasance, (a) the Issuer shall be deemed to have paid and discharged the entire indebtedness outstanding hereunder, and this Indenture and the Collateral Documents shall cease to be of further effect as to all outstanding Notes and Subsidiary Guarantees, and (b) the Issuer and the Subsidiary Guarantors shall be deemed to have satisfied all other of their respective obligations under the Notes, the Subsidiary Guarantees, this Indenture and the Collateral Documents (and the Trustee and the Collateral Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder:

               (i) the rights of Holders to receive payments in respect of the principal of (and premium, if any) and interest (and Special Interest, if any) on such Notes when such payments are due from the trust described in Section 9.5;
        -----------

               (ii)   the Issuer's obligations under Sections 2.4, 2.6, 2.7,
                                                     ------------  ---  ---
     2.10, 5.2, 9.5, 9.6 and 9.7; and
     ----  ---  ---  ---     ---


               (iii) the rights, powers, trusts, duties and immunities of the Trustee and the Collateral Trustee hereunder and under and the Collateral Documents and the Issuer's and the Subsidiary Guarantors' obligations in connection therewith.

Subject to compliance with the provisions of this Article IX, the Issuer may
                                                  ----------
exercise its option under this Section 9.2 notwithstanding the prior exercise of
                               ------------
its option under Section 9.3.
                 -----------

          Section 9.3  Covenant Defeasance.
                       -------------------

          Upon the Issuer's exercise under Section 9.1 of the option applicable
                                           -----------
to this Section 9.3, the Issuer and the Subsidiary Guarantors shall be released
        -----------
from their respective obligations under the covenants contained in Sections,
                                                                   --------
5.3, 5.5, 5.7, 5.8, 5.9, 5.12, 5.13, 5.15, 5.16, 5.17, 5.18, 5.19, 5.20, 5.21,
---  ---  ---  ---  ---  ----  ----  ----  ----  ----  ----  ----  ----  ----
5.23, 5.24, and Article VI on and after the date the conditions set forth below
----  ----      ----------
are satisfied (hereinafter, "Covenant Defeasance"), and the Notes shall
                             -------------------
thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder. Following such Covenant Defeasance, (a) none of the Issuer or any Subsidiary Guarantor need comply with, and none of them shall have any liability in respect of, any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein, in any Collateral Document or in any other document, but, except as specified above, the remainder of this Indenture, the Collateral Documents, the Notes and the Subsidiary Guarantees shall be unaffected thereby, and (b) Sections 7.1(a)(iii)
                                                           --------------------
through 7.1(a)(ix) shall not constitute Events of Default with respect to the
        ----------
Notes.

          Section 9.4  Conditions to Legal or Covenant Defeasance.
                       ------------------------------------------

          The following shall be the conditions to the application of either
Section 9.2 or 9.3 to the outstanding Notes:
------------   ---

               (a) the Issuer shall irrevocably have deposited or caused to be deposited with the Trustee (or other trustee satisfying the requirements of
     Section 8.10 who shall agree to comply with the provisions of this Article
     ------------                                                       -------
     IX applicable to it), in trust, for the benefit of the Holders, cash in
     --
     U.S. Dollars, non-callable Government Securities, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest (and Special Interest, if any) on such outstanding Notes on the stated maturity or on the applicable redemption date, as the case may be, and the Issuer must specify whether the Notes are being defeased to Maturity or to a particular redemption date;

               (b) in the case of Legal Defeasance, the Issuer shall have delivered to the Trustee an Opinion of Counsel confirming that (i) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the Issue Date, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

               (c) in the case of Covenant Defeasance, the Issuer shall have delivered to the Trustee an Opinion of Counsel confirming that the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

               (d) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit);

               (e) such Legal Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under any material agreement or instrument (other than this Indenture) to which the Issuer or any of its Subsidiaries is a party or by which the Issuer or any of its Subsidiaries is bound;

               (f) the Issuer shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Issuer with the intent of preferring the Holders over the other creditors of the Issuer with the intent of defeating, hindering delaying or defrauding other creditors of the Issuer or others;

               (g) the Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating, subject to certain factual assumptions and bankruptcy and insolvency exceptions, that all conditions precedent provided for in, in the case of the Officers' Certificate, clauses (a) through (f) of this paragraph and, in the case of the Opinion of Counsel, clauses (b), (c) and (e) of this paragraph, have been complied with; and

               (h) in the event all or any portion of the Notes are to be redeemed through such irrevocable trust, the Issuer must make arrangements satisfactory to the Trustee, at the time of such deposit, for the giving of notice of such redemption or redemptions by the Trustee in the name and at the expense of the Issuer.

          Section 9.5  Deposits to be Held in Trust; Other Miscellaneous
                       -------------------------------------------------
Provisions.
----------

          Subject to Section 9.6, all cash in U.S. Dollars and non-callable
                     -----------
Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section
                                                                        -------
9.5, the "Paying Agent") pursuant to Section 9.4 in respect of the outstanding
---       ------------               ------------
Notes shall be held in trust and applied by the Paying Agent, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any other Paying Agent as the

Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal, premium, if any, and interest (and Special Interest, if any).

          The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Securities deposited pursuant to Section 9.4 or the principal and interest received in respect
            ------------
thereof other than any such tax, fee or other charge which by law is for the account of the Holders of outstanding Notes.

          Section 9.6  Repayment to the Issuer.
                       -----------------------

               (a) The Trustee or the Paying Agent shall deliver or pay to the Issuer from time to time upon the request of the Issuer any cash in U.S. Dollars or non-callable Government Securities held by it as provided in
     Section 9.4 which in the opinion of a nationally recognized firm of
     -----------
     independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section
                                                                        -------
     9.4(a)), are in excess of the amount thereof that would then be required to
     -------
     be deposited to effect an equivalent Legal Defeasance or Covenant
     Defeasance.

               (b) Any cash in U.S. Dollars and non-callable Government Securities (including the proceeds thereof) deposited with the Trustee or any Paying Agent, or then held by the Issuer, in trust for the payment of the principal of, premium, if any, or interest (and Special Interest, if any) on any Note and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Issuer on its request; and the Holder of such Note shall thereafter look only to the Issuer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Trustee or such
                                  --------  -------
     Paying Agent, before being required to make any such repayment, shall at the expense of the Issuer cause to be published once in the New York Times
                                                                 --------------
     and The Wall Street Journal (national edition), notice that such money
         -----------------------
     remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.

          Section 9.7  Reinstatement.
                       -------------

     If the Trustee or Paying Agent is unable to apply any cash in U.S. Dollars or non-callable Government Securities in accordance with Section 9.2 or Section
                                                         ------------   -------
9.3, as the case may be, of this Indenture by reason of any order or judgment of
---
any court or governmental authority enjoining, restraining or otherwise prohibiting such application, or if any event occurs at any time in the period ending on the 91st day after the date of deposit pursuant to Section 9.2 or 9.3
                                                             ------------   ---
which event would constitute an Event of Default under Section 7.1(a,)(ix) or
                                                       --------------------
(x) had Legal Defeasance or Covenant Defeasance, as the case may be, not
---
occurred, then the Issuer's and the Subsidiary Guarantors' obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 9.2 or 9.3 until such time as the Trustee or
                         -----------    ---
Paying Agent is permitted to apply such money in accordance with Section 9.2 or
                                                                 -----------
9.3, as the case may be; provided, however, that, if the Issuers make any
---                      --------  -------
payment of principal of, premium, if any, or interest or Special Interest, if any (and Liquidated Damages, if any) on any Note following the reinstatement of their obligations, the Issuer shall be subrogated to the rights of the Holders of such Notes to receive such payment from the cash in U.S. Dollars or non-callable Government Securities held by the Trustee or Paying Agent.


                                   ARTICLE X
                                  AMENDMENTS

          Section 10.1  Without Consent of Holders.
                        --------------------------

               (a) The Issuer, the Subsidiary Guarantors and the Trustee (or, with respect to the Collateral Documents, the Collateral Trustee) may amend or supplement this Indenture, the Collateral Documents and the Notes without the consent of any Holder:

                    (i)    to cure any ambiguity, defect or inconsistency;

                    (ii) to provide for uncertificated Notes in addition to or in place of certificated Notes;

                    (iii)  to comply with Article VI and Section 11.6;
                                          -----------    ------------

                    (iv) to make any change that would provide any additional rights or benefits to the Holders or that does not adversely affect the legal rights hereunder or thereunder of any Holder;

                    (v) to comply with requirements of the Commission in order to effect or maintain the qualification of this Indenture under the TIA; or

                    (vi) to release any Subsidiary Guaranty of the Notes permitted to be released under Section 11.7, 12.1, 12.2 or 12.3.
                                    ------------  ----  -----   ----

          Upon the request of the Issuer, accompanied by a resolution of the Board of Directors of the Issuer authorizing the execution of any such supplemental indenture or amendment, and upon receipt by the Trustee or the Collateral Trustee of the documents described in Section 10.6 required or
                                                 -------------
requested by the Trustee, the Trustee shall join with the Issuer in the execution of any supplemental indenture or amendment authorized or permitted by the terms of this Indenture and shall make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into such supplemental indenture or amendment that affects its own rights, duties or immunities under this Indenture or under the Collateral Documents or otherwise.

          Section 10.2  With Consent of Holders.
                        -----------------------

               (a)  Subject to Sections 5.7, 7.3 and 10.2(e), the Issuer and the
                               ------------  ---     -------
     Trustee and the Collateral Trustee, as applicable, may amend, or waive any provision of, this Indenture, any of the Collateral Documents, or the Notes, with the written consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes (including consents obtained in connection with a tender offer or exchange offer for Notes); provided, however, that any such amendment or waiver with respect
             --------  -------
     to a provision that affects the Amortizing Notes differently than the other Notes may only be amended or waived with the written consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Amortizing Notes.

               (b) Upon the request of the Issuer, accompanied by a resolution of the Board of Directors of the Issuer authorizing the execution of any such supplemental indenture or amendment, and upon filing with the Trustee or the Collateral Trustee of evidence satisfactory to the Trustee and the Collateral Trustee of the consent of the Holders as aforesaid, and upon receipt by the Trustee of the documents described in Section 10.6, the
                                                          ------------
     Trustee shall join with the Issuer in the execution of such supplemental indenture or amendment unless such supplemental indenture or amendment affects the Trustee's or the Collateral Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

               (c) It shall not be necessary for the consent of the Holders under this Section 10.2 to approve the particular form of any proposed
                ------------
     supplemental indenture or amendment, but it shall be sufficient if such consent approves the substance thereof.

               (d)  After a supplemental indenture or amendment under this
     Section 10.2 becomes effective, the Issuer shall mail to the Holders of
     ------------
     each Note affected thereby a notice briefly describing the amendment or waiver. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture, amendment or waiver.

               (e) Notwithstanding any other provision hereof, without the consent of each Holder affected, an amendment or waiver under this Section
                                                                        -------
     10.2 may not (with respect to any Notes held by a non-consenting Holder):
     ----

                    (i) reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver;

                    (ii) reduce the principal of, or the premium (including, without limitation, redemption premium) on, or change the Stated Maturity of, any Note; or alter the provisions with respect to the redemption of the Notes or decrease the price at which repurchases of the Notes may be made pursuant to Sections 3.8, 5.15, 5.19 or 5.24;
                                            ------------  ----  ----    ----

                    (iii) reduce the rate of or change the time for payment of interest, including default interest and Special Interest, if any, on any Note;

                    (iv) waive a Default or Event of Default in the payment of principal of or premium, if any, interest or Special Interest, if any, on, or redemption payment with respect to, any Note (other than a Default in the payment of an amount due as a result of an acceleration if the Holders rescind such acceleration pursuant to Section 7.2);
                                                               -----------

                    (v) make any Note payable in money other than that stated in the Notes;

                    (vi)   make any change in Section 7.3 or 7.6 or in this
                                              -----------    ---
          Section 10.2 with respect to the requirement for the consent of any
          ------------
          affected Holder;

                    (vii)  waive a redemption payment with respect to any Note;

                    (viii) make any change adversely affecting the contractual ranking of the Obligations of the Issuer under the Notes or this Indenture or of the Subsidiary Guarantors under their respective Subsidiary Guarantees;

                    (ix) create any Lien on the Collateral (other than Permitted Collateral Liens) ranking prior to, or on it parity with, the security interest created by this Indenture and the Collateral Documents or deprive any Holder of Notes of the benefit of the Lien of the Indenture and the Collateral Documents;

                    (x) make any change adversely affecting the right of such Holder to convert Amortizing Notes; or

                    (xi) make any change in any of the foregoing clauses (i) through (x).

          Section 10.3  Compliance with Trust Indenture Act.
                        -----------------------------------

          If, at the time of an amendment to this Indenture, the Collateral Documents, or the Notes, this Indenture shall be qualified under the TIA, every amendment to this Indenture, the Collateral Documents, or the Notes shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

          Section 10.4  Revocation and Effect of Consents.
                        ---------------------------------

          Until a supplemental indenture, an amendment or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. A supplemental indenture, amendment or waiver becomes effective in accordance with its terms and thereafter binds every Holder of Notes amended thereby.

          A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          The Issuer may fix a record date for determining which Holders must consent to such supplemental indenture, amendment or waiver. If the Issuer fixes a record date, the record date shall be fixed at (a) the later of thirty
(30) days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee prior to such solicitation pursuant to Section 2.5, or (b) such other date as the Issuer shall designate.
            -----------

          Section 10.5  Notation on or Exchange of Notes.
                        --------------------------------

          The Trustee may place an appropriate notation about a supplemental indenture, amendment or waiver on any Note thereafter authenticated. The Issuer in exchange for all Series A Notes and Series C Notes may issue and the Trustee shall authenticate Series B Notes and Series D Notes, respectively, that reflect the amendment or waiver.

          Failure to make the appropriate notation or issue a Series B Note or Series D Note shall not affect the validity and effect of such amendment or waiver.

          Section 10.6  Trustee to Sign Amendments, etc.
                        -------------------------------

          The Trustee shall sign any amendment or supplemental indenture authorized pursuant to this Article X if the amendment does not adversely affect
                            ---------
the rights, duties, liabilities or immunities of the Trustee or the Collateral Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign such amendment or supplemental indenture, the Trustee shall be entitled to receive, if requested, an indemnity reasonably satisfactory to it and to receive and, subject to Section 8.1, shall be fully protected in relying
                               -----------
upon, an Officers' Certificate and an Opinion of Counsel as conclusive evidence that such amendment or supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith, that all conditions precedent to the execution of such amendment have been met and that it shall be valid and binding upon the Issuer in accordance with its terms.

                                  ARTICLE XI
                             SUBSIDIARY GUARANTEES

          Section 11.1  Subsidiary Guaranty.
                        -------------------

               (a) For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, subject to Section 11.3, each
                                                             ------------
     Subsidiary Guarantor, jointly and severally, hereby unconditionally guarantees to each Holder and the Trustee, irrespective of the validity or enforceability of this Indenture, the Notes, the Collateral Documents, the Registration Rights Agreement or the Obligations of the Issuer hereunder or thereunder:

                    (i) the due and punctual payment of the principal and premium, if any, of, interest and Special Interest, if any, on, the Notes (including, without limitation, interest after the filing of a petition initiating any proceedings referred to in clause (ix) or (x) of Section 7.1(a)), whether at Stated Maturity or on an interest
             ---------------
          payment date, by acceleration, call for redemption or otherwise;

                    (ii) the due and punctual payment of interest and Special Interest, if any, on the overdue principal and premium, if any, of interest and Special Interest, if any, on, the Notes, if lawful;

                    (iii) the due and punctual payment and performance of all other Obligations of the Issuer under the Notes, this Indenture, the Collateral Documents and the Registration Rights Agreement, all in accordance with the terms set forth herein and in the Notes, the Collateral Documents and the Registration Rights Agreement; and

                    (iv) in case of any extension of time of payment or renewal of any Notes or any of such other Obligations hereunder or under the Notes, the Collateral Documents or the Registration Rights Agreement, the due and punctual payment or performance thereof in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

               (b) Failing payment when due by the Issuer of any amount so guaranteed for whatever reason, the Subsidiary Guarantors shall be jointly and severally obligated to pay the same immediately.

               (c) Each Subsidiary Guarantor hereby agrees that (i) its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes, this Indenture, the Collateral Documents, the Registration Rights Agreement or the Obligations of the Issuer hereunder or thereunder, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, any releases of Collateral, any amendment of this Indenture, the Notes or the Collateral

     Documents, any delays in obtaining or realizing upon or failure to obtain or realize upon the Collateral, the recovery of any judgment against either of the Issuer or any of its Subsidiaries, any action to enforce the same, or any other circumstance that might otherwise constitute a legal or equitable discharge or defense of a guarantor and (ii) each Subsidiary Guaranty will not be discharged except by complete performance of the Obligations of the Issuer under the Notes, this Indenture, the Collateral Documents and the Registration Rights Agreement.

               (d) Each Subsidiary Guarantor hereby agrees that it shall not be entitled to and irrevocably waives diligence, presentment, demand of payment, filing of claim with a court in the event of insolvency or bankruptcy of the Issuer, any Subsidiary Guarantor, any other Subsidiary of the Issuer or any other obligor under the Notes, any right to require a proceeding first against the Issuer, any Subsidiary Guarantor, any other Subsidiary of the Issuer or any other obligor under this Indenture, the Notes or the Collateral Documents, protest, notice and all demands whatsoever.

               (e) If any Holder, the Trustee or the Collateral Trustee is required by any court or otherwise to return to the Issuer, any Subsidiary Guarantor, any other Subsidiary of the Issuer or any other obligor under this Indenture, the Notes or the Security Collateral, or any trustee, liquidator or other similar official, any amount paid by the Issuer, any Subsidiary Guarantor, any other Subsidiary of the Issuer or any other obligor under this Indenture, the Notes or the Collateral Documents to the Trustee, the Collateral Trustee or such Holder, the Subsidiary Guarantees, to the extent theretofore discharged, shall be reinstated in full force and effect.

               (f) Each Subsidiary Guarantor agrees that, as between the Subsidiary Guarantors, on the one hand, and the Holders, the Trustee and the Collateral Trustee, on the other hand, (i) the maturity of the Obligations of the Issuer guaranteed, hereby maybe accelerated as provided in Section 7.2 for the purposes of the Subsidiary Guarantees,
        -----------
     notwithstanding any stay, injunction or other prohibition preventing such acceleration as to the Issuer of the Obligations guaranteed hereby, and
     (ii) in the event of any declaration of acceleration of those Obligations as provided in Section 7.2, those Obligations (regardless of whether due
                    -----------
     and payable) will forthwith become due and payable by each of the Subsidiary Guarantors for the purpose of the Subsidiary Guarantees.

          Section 11.2  Execution and Delivery of the Subsidiary Guarantees.
                        ---------------------------------------------------

               (a)  To evidence the Subsidiary Guarantees set forth in Section
                                                                       -------
     11.1, the Issuer and each Subsidiary Guarantor hereby agrees that
     ----

                    (i) a notation of the Subsidiary Guarantees substantially as set forth on Exhibit C hereto shall be endorsed on each Note
                          ---------
          authenticated and delivered by the Trustee,

                    (ii) such endorsement shall be executed on behalf of each Subsidiary Guarantor by its manager, chairman of the board, president, chief financial officer, chief operating officer, treasurer, secretary or any vice president, and

                    (iii) a counterpart signature page to this Indenture and each Collateral Document shall be executed on behalf of each Subsidiary Guarantor by its manager, chairman of the board, president or one of its vice presidents and attested to by another officer acknowledging such Subsidiary Guarantor's agreement to be bound by the provisions hereof and thereof.

               (b) Each Subsidiary Guarantor hereby agrees that its Subsidiary Guaranty set forth in Section 11.1 shall remain in full force and effect
                           ------------
     notwithstanding any failure to endorse on each Note a notation of such Subsidiary Guaranty.

               (c) If an officer whose signature is on this Indenture no longer holds that office at the time the Trustee authenticates the Notes on which a Subsidiary Guaranty is endorsed, the Subsidiary Guaranty shall nevertheless be valid.

               (d) The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Subsidiary Guarantees set forth in this Indenture on behalf of the Subsidiary Guarantors.

          Section 11.3  Limitation on Subsidiary Guarantor's Liability.
                        ----------------------------------------------

          Each Subsidiary Guarantor and, by its acceptance hereof, each Holder hereby confirms that it is the intention of all such parties that the guaranty by such Subsidiary Guarantor pursuant to its Subsidiary Guaranty not constitute a fraudulent transfer or conveyance for purposes of any federal or state law.
To effectuate the foregoing intention, the Holders and the Subsidiary Guarantors hereby irrevocably agree that the Obligations of each Subsidiary Guarantor under its Subsidiary Guaranty shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Subsidiary Guarantor and to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the Obligations of such other Subsidiary Guarantor under its Subsidiary Guaranty, result in the Obligations of such Subsidiary Guarantor under its Subsidiary Guaranty not constituting a fraudulent conveyance or fraudulent transfer under federal or state law and not rendering a Subsidiary Guarantor insolvent.

          Section 11.4  Rights under the Subsidiary Guarantees.
                        --------------------------------------

               (a) No payment by any Subsidiary Guarantor pursuant to the provisions hereof shall entitle such Subsidiary Guarantor to any payment out of any Collateral or give rise to any claim of the Subsidiary Guarantors against the Trustee, the Collateral Trustee or any Holder.

               (b) Each Subsidiary Guarantor waives notice of the issuance, sale and purchase of the Notes and notice from the Trustee, the Collateral Trustee or the Holders from time to time of any of the Notes of their acceptance and reliance on its Subsidiary Guaranty.

               (c) No set-off, counterclaim, reduction or diminution of any obligation or any defense of any kind or nature (other than performance by the Subsidiary Guarantors of their obligations hereunder) that any Subsidiary Guarantor may have or assert against the Trustee, the Collateral Trustee or any Holder shall be available hereunder to such Subsidiary Guarantor.

               (d) Each Subsidiary Guarantor shall pay all costs, expenses and fees, including all reasonable attorneys' fees, that may be incurred by the Trustee or the Collateral Trustee in enforcing or attempting to enforce the Subsidiary Guarantees or protecting the rights of the Trustee, the Collateral Trustee or the Holder, if any, in accordance with this Indenture and the Collateral Documents.

          Section 11.5  Primary Obligations.
                        -------------------

          The Obligations of each Subsidiary Guarantor hereunder shall constitute a guaranty of payment and not of collection. Each Subsidiary Guarantor agrees that it is directly liable to each Holder hereunder, that the Obligations of each Subsidiary Guarantor hereunder are independent of the Obligations of the Issuer or any other Subsidiary Guarantor, and that a separate action may be brought against each Subsidiary Guarantor, whether such action is brought against the Issuer or any other Subsidiary Guarantor or whether the Issuer or any other Subsidiary Guarantor is joined in such action. Each Subsidiary Guarantor agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by the Trustee, the Collateral Trustee or the Holders of whatever remedies they may have against the Issuer or any other Subsidiary Guarantor or the enforcement of any lien or realization upon any security the Trustee or the Collateral Trustee may at any time possess. Each Subsidiary Guarantor agrees that any release that may be given by the Trustee, the Collateral Trustee or the Holders to the Issuer or any other Subsidiary Guarantor shall not release such Subsidiary Guarantor.

          Section 11.6  Guaranty by Future Subsidiaries.
                        -------------------------------

          The Issuer shall cause each Person that becomes a Restricted Subsidiary after the Issue Date (regardless of whether through formation, acquisition, merger or otherwise) to, concurrently with so becoming a Restricted Subsidiary to

               (a) become a Subsidiary Guarantor hereunder and execute and deliver to the Trustee an endorsement of its Subsidiary Guaranty in the form of Exhibit C attached hereto and a supplemental indenture in form
             ---------
     reasonably
     satisfactory to the Trustee, pursuant to which such Restricted Subsidiary shall unconditionally guarantee all of the Issuer's Obligations under the Notes, this Indenture, the Collateral Documents and the Registration Rights Agreement as set forth in Section 11.1,
                               ------------

               (b) execute Collateral Documents (substantially in the form of the Collateral Documents entered into on the Issue Date) necessary to grant to the Trustee a valid, enforceable, perfected Lien on the Collateral described therein, and

               (c) deliver to the Trustee an Opinion of Counsel, in form reasonably satisfactory to the Trustee, to the effect that (i) such supplemental indenture, Subsidiary Guaranty and Collateral Documents have been duly authorized, executed and delivered by such Restricted Subsidiary and (ii) such supplemental indenture, Subsidiary Guaranty and Collateral Documents constitute legal, valid, binding and enforceable obligations of such Restricted Subsidiary, subject to customary exceptions for bankruptcy, fraudulent transfer and equitable principles.

          Each Note issued after the date of execution by any Subsidiary Guarantor of a Subsidiary Guaranty shall be endorsed with a form of Subsidiary Guaranty that has been executed by such Subsidiary Guarantor. However, the failure of any Note to have endorsed thereon a Subsidiary Guaranty executed by such Subsidiary Guarantor shall not affect the validity or enforceability of such Subsidiary Guaranty against such Subsidiary Guarantor.

          Section 11.7  Release of Subsidiary Guarantors.
                        --------------------------------

          If all of the Capital Stock of any Subsidiary Guarantor is sold by the Issuer or any of the Subsidiaries to a Person (other than the Issuer or any of its Subsidiaries) and the Net Proceeds from such Asset Disposition are used in accordance with Section 5.19, then such Subsidiary Guarantor shall be released
                ------------
and discharged from all of its obligations under its Subsidiary Guaranty of the Notes, this Indenture and the Collateral Documents.

          Section 11.8  Activities of the B717 Subsidiaries.
                        -----------------------------------

               (a) No Subsidiary Guarantor will, nor will the Issuer allow any B717 Subsidiary to engage in any business activity other than such B717 Subsidiaries (i) continuing ownership whether direct or beneficial of B717 aircraft and continuing compliance with the terms and conditions of any leveraged lease or similar agreements to which such B717 Subsidiary is a party from time to time; and (ii) compliance with the obligations applicable to it under this Agreement, the Notes, the Collateral Documents and any Senior Credit Facility, (iii) payments of any dividends or other distributions in respect of its Capital Stock, (iv) repurchase or redemption of, any of its Capital Stock not otherwise prohibited hereunder,
     (v) issuance of Capital Stock or Indebtedness not otherwise prohibited hereunder, (vi) its payment of principal and interest on any Indebtedness not otherwise prohibited hereunder, and (vii) its payment of overhead expenses and taxes.

               (b) Without limiting the generality of clause (a) above, the Issuer will not allow any Subsidiary Guarantor or any B717 Subsidiary to and no Subsidiary Guarantor or B717 Subsidiary will (i) create, incur, assume or suffer to exist any Indebtedness or otherwise become or be liable in respect of any Indebtedness (other than in respect of the Obligations or any other Indebtedness permitted by clause (b)(2) of Section 5.17), (ii)
                                                          -------------
     create, assume, or suffer to exist any Lien upon, or grant any options or other rights with respect to, any of its revenues, property or other assets, whether now owned or hereafter acquired (other than Permitted Liens), (iii) other than as permitted hereunder, wind-up, liquidate or dissolve itself (or suffer to exist any of the foregoing), or consolidate or amalgamate with or merge into or with any other Person, or convey, sell, transfer, lease or otherwise dispose of all or any part of its assets, in one transaction or a series of transactions, to any Person or Persons, (iv) create, incur, assume or suffer to exist any Investment in any other Person, other than an Investment in the Issuer and the Issuer's Restricted Subsidiaries, or (v) materially amend its bylaws or articles of incorporation.

                                  ARTICLE XII
                               SECURITY INTEREST

          Section 12.1  Collateral Documents.
                        --------------------

          To secure the due and punctual payment, performance and observance of the Obligations, the Issuer has simultaneously with the execution of this Indenture entered into the Collateral Documents and has made an assignment and pledge of or otherwise transferred or caused to be transferred its right, title and interest in and to the Collateral, pursuant to the other Collateral Documents and in the manner and to the extent therein provided. Each Holder, by accepting a Note, agrees to all of the terms and provisions of each Collateral Document (including, without limitation, the provisions providing for the release of Collateral), as the same may be in effect or may be amended from time to time pursuant to its terms and the terms hereof. The Issuer will execute, acknowledge and deliver to the Collateral Trustee such further assignments, transfers, assurances or other instruments as the Collateral Trustee may require or request, and will do or cause to be done all such acts and things as may be necessary or proper, or as may be reasonably required by the Collateral Trustee to assure and confirm to the Collateral Trustee the security interest in the Collateral contemplated hereby and by the other Collateral Documents or any part thereof, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and of the Securities secured hereby, according to the intent and purposes herein expressed.

Section 12.2   Opinions, Certificates and Appraisals.
               -------------------------------------
          (a) The Issuer shall furnish to the Collateral Trustee promptly after the execution and delivery of this Indenture but prior to authentication of any Notes, Opinions of Counsel covering such jurisdictions as the Initial Purchasers may reasonably request stating that in the opinion of such counsel the actions necessary to be taken under the Federal Aviation Act, the Uniform Commercial Code of all applicable jurisdictions, or otherwise with respect to the recording, registering and filing of this Indenture, the other Collateral Documents, financing statements or other instruments to make effective and to perfect the Liens intended to be created by the Collateral Documents have been taken and reciting with respect to the security interests in the Collateral, the details of such actions, or (ii) stating that, in the opinion of such counsel, no such action is necessary to make such Liens effective and perfected.

          (b) The Issuer shall furnish to the Collateral Trustee one hundred twenty (120) days after January 1 in each year beginning with January 1, 2002, an Opinion of Counsel, dated as of such date, either (a)(i) stating that, in the opinion of such counsel, action has been taken with respect to the recording, registering, filing rerecording, re-registering and refiling (in this section, "recordation") of all supplemental indentures, financing
                        -----------
     statements, continuation statements or other instruments of further assurance as is necessary to maintain the Lien intended to be created by the Collateral Documents (if not then terminated pursuant to their terms) and the perfection thereof and reciting with respect to the security interests in the Collateral the details of such action or referring to prior Opinions of Counsel in which such details are given, and (ii) stating that all financing statements and continuation statements have been executed and filed that are necessary as of such date and during the succeeding seventeen (17) months fully to maintain the Lien in favor of the Collateral Trustee intended to be created hereunder and under the Collateral Documents with respect to the security interest in the Collateral and the perfection thereof, or (b) stating that, in the opinion of such counsel, no such action is necessary to maintain such Lien and the perfection thereof.

          (c) The release of any Collateral from the terms of the Collateral Documents and as permitted in Section 12.5 will not be deemed to impair the
                                   ------------
     security under this Indenture in contravention of the provisions hereof if and to the extent the Collateral is released pursuant to the Collateral Documents. To the extent applicable, the Issuer shall cause TIA (S) 314(d) relating to the release of property or securities from the lien of the Collateral Documents and relating to the substitution therefor of any property or securities to be subjected to the Lien of the Collateral Documents, to be complied with. With respect to any such substitution, the Issuer shall furnish to the Trustee an Independent Appraiser's Certificate if required by TIA (S) 314(d). Any certificate or opinion required by TIA ((S)) 314(d) may be made by an Officer of the Issuer, except in cases where TIA (S) 314(d) requires that such certificate or opinion be made by an independent person, which person shall meet the requirements set forth in clauses (a) through (c) of the definition of the term "Independent Appraiser."

          Section 12.3  Intentionally Omitted.
                        ---------------------
          Section 12.4  Release of Collateral.
                        ---------------------

               (a) Collateral may be released from time to time in accordance with the terms of the Collateral Documents. The Trustee shall, from time to time, confirm to the Collateral Trustee that any release of Collateral from the security interest or Lien of the Collateral Documents is permitted under this Indenture upon receipt by a Trust Officer of (i) at least one
     (1) Business Day prior to the requested date for such confirmation, an Officers' Certificate from the Issuer requesting such release and describing the property to be so released and stating that such release complies with the terms of this Indenture and the Collateral Documents, and
     (ii) simultaneous with or prior to such request, any Officers' Certificates or Opinions of Counsel required by TIA (S)314(d) in connection with such release, in compliance with Section 14.4 and Section 14.5.
                                 ------------     ------------

          Section 12.5  Release Upon Termination of the Issuer's Obligations.
                        ----------------------------------------------------

               (a) In the event that the Issuer delivers an Officers' Certificate certifying that all of the Obligations have been satisfied and discharged by complying with the provisions of Section 4.1 or Article IX hereof, the Trustee shall deliver to the Collateral Trustee a notice stating that the Trustee, on behalf of the Holders, disclaims and gives up any and all rights it has in or to the Collateral, and any rights it has under the Collateral Documents, and, upon and after the receipt by the Collateral Trustee of such notice, Collateral Trustee shall not be deemed to hold the security interests in the Collateral on behalf of the Trustee for the benefit of the Holders.

               (b) Any release of Collateral made strictly in compliance with the provisions of this Section 12.5 shall not be deemed to impair the
                            ------------
     security interests in contravention of the provisions of this Indenture.

          Section 12.6    When Trustee is Collateral Trustee. At any time the
                          ----------------------------------
Trustee under this Indenture and the Collateral Trustee under the Security Documents are the same Person. then the Trustee and the Collateral Trustee shall not be required to provide any written notices or issue any written instructions that are required under this Indenture to be provided or issued (i) by the Trustee to the Collateral Trustee, or (ii) by the Collateral Trustee to the Trustee.

                                 ARTICLE XIII
                        CONVERSION OF AMORTIZING NOTES

          Section 13.1    Conversion Privilege.
                          --------------------

          Subject to and upon compliance with the provisions of this Article XIII, at the option of the Holder thereof, any Series A Note or Series B Note may at any time be converted, in whole, or in part in multiples of $1,000 principal amount, into $1,000 principal amount of duly authorized, valid and binding Series C Notes and Series D Notes, respectively, for each $1,000 principal amount of Series A Notes and Series B Notes so converted, until and including, but not after the close of business on the second Business Day prior to Stated Maturity, or unless such Amortizing Note or some portion thereof shall have been called for redemption or delivered for repurchase prior to such date and no default is made in making due provision for the payment of the redemption price in accordance with the terms of this Indenture, in which case, with respect to such Amortizing Note or portion thereof as has been so called for redemption or delivered for repurchase, such Amortizing Note or portion thereof may be so converted until and including, but not after, the close of business on the tenth Business Day prior to the redemption date for such Amortizing Note, unless the Company subsequently fails to pay the applicable redemption price or repurchase price.

          Section 13.2    Exercise of Conversion Privileges.
                          ---------------------------------

          In order to exercise the conversion privilege, the Holder of any Amortizing Note to be converted shall surrender such Amortizing Note to the Issuer at any time during usual business hours at its office or agency maintained for the purpose as provided in this Indenture, accompanied by a fully executed written notice, in substantially the form set forth on the reverse of the Amortizing Note, that the Holder elects to convert such Amortizing Note or a stated portion thereof constituting a multiple of $1,000 principal amount. Such notice of conversion shall also state the name or names (with address) in which the certificate or certificates representing Series C Notes or Series D Notes, as the case may be, shall be issued. Amortizing Notes surrendered for conversion shall (if reasonable required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer duly executed by, the Holder or his attorney duly authorized in writing. As promptly as practicable after the receipt of such notice and the surrender of such Amortizing Notes as aforesaid, the Issuer shall, subject to the provisions of Section 13.3 hereof, issue and deliver at such office or agency to such Holder, or on his written order, a certificate or certificates for the aggregate principal amount of Series C Notes or Series

D Notes, as the case may be, issuable on such conversion of Amortizing Notes in accordance with the provisions of this Article XIII. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date (herein called the "Date of Conversion") on which such Amortizing Note
                         ------------------
shall have been surrendered as aforesaid, and the person or persons in whose name or names any certificate or certificates representing Series C Notes or Series D Notes, as the case may be, shall be issuable upon such conversion shall be deemed to have become on the Date of Conversion the holder or holders of record of the Series C Notes or Series D Notes represented thereby. In the case of conversion of a portion, but less than all, of a Series A Note or Series B Note, the Issuer shall as promptly as practicable execute, and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Issuer, a Series A Note or a Series B Note, as the case may be, in the aggregate principal amount of the unconverted portion of the Series A Note or Series B Note surrendered. Each Series C Note and Series D Note shall bear interest from the last Interest Payment Date on which interest was paid on the Notes surrendered in exchange therefor or, if no interest has been paid on the Notes, from the date of original issue of the Notes.

          Section 13.3    Taxes on Conversion.
                          -------------------

          The Issuer will pay any and all documentary, stamp or similar taxes payable to the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of Series C Notes or Series D Notes on conversion of Amortizing Notes pursuant thereto; provided, however, that the Company shall not be required to pay any tax which
--------  -------
may be payable in respect of any transfer involved in the issue or delivery of Series C Notes or Series D Notes in a name other than that of the Holder of the Amortizing Notes to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Issuer the amount of any such tax or has established, to the satisfaction of the Issuer, that such tax has been paid. The Issuer extends no protection with respect to any other taxes imposed in connection with conversion of Amortizing Notes.

                                  ARTICLE XIV
                                 MISCELLANEOUS

          Section 14.1    Trust Indenture Act Controls.
                          ----------------------------
          If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA (S) 318(c), the imposed duties shall control.

          Section 14.2    Notices.
                          -------

          Any notice or communication by the Issuer or the Trustee to others is duly given if in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, to the others' addresses:

                         If to the Issuer.
                         ----------------

                         AirTran Airways, Inc.
                         9955 AirTran Boulevard
                         Orlando, FL 32827
                         Attention: Treasurer
                         Telephone No.: (407) 251-5600
                         Telecopier No.: (407) 251-5567

                         If to the Trustee:

                         Wilmington Trust Company
                         Rodney Square North
                         1100 North Market Street
                         Wilmington, DE  19890-0001
                         Attention: Corporate Trust Administration
                         Telecopier No.: (302) 651-8882

          The Issuer or the Trustee, as the case may be by notice to the others may designate additional or different addresses for subsequent notices or communications.

          All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; upon receipt, if deposited in the mail, postage prepaid; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. All notices and communications to the Trustee shall be deemed to have been duly given only if actually received by the Trustee.

          Any notice or communication to a Holder shall be mailed by first-class mail, to his address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

          If a notice communication is mailed in the manner provided above within the time prescribed, it is duly given, regardless of whether the addressee receives it.

          If the Issuer mails a notice or communication to Holders, they shall mail a copy to the Trustee at the same time.

          Section 14.3  Communication by Holders with Other Holders.
                        -------------------------------------------

          Holders may communicate pursuant to TIA (S) 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Issuer, the Trustee, the Registrar and any other person shall have the protection of TIA (S) 312(c).

          Section 14.4  Certificate and Opinion as to Conditions Precedent.
                        --------------------------------------------------
          Upon any request or application by the Issuer, the Trustee, or the Collateral Trustee to take any action under this Indenture, the Issuer shall furnish to the Trustee:

               (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 14.5) stating that, in the opinion of the signers, all
        ------------
     conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

               (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 14.5) stating that, in the opinion of such counsel, all such
        ------------
     conditions precedent and covenants have been complied with.

          Section 14.5  Statements Required in Certificate or Opinion.
                        ---------------------------------------------

          Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture or any Collateral Documents (other than a certificate provided pursuant to TIA (S) 314(a)(4)) shall include:

               (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

               (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether such covenant or condition has been complied with; and

               (d) a statement as to whether, in the opinion of such Person, such condition or covenant has been complied with,

provided that with respect to matters of fact, an Opinion of Counsel may rely
---------
upon an Officers' Certificate or a certificate of a public official.

          Section 14.6  Rules of Trustee and Agents.
                        ---------------------------

          The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

          Section 14.7  Legal Holidays.
                        --------------

          If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

          Section 14.8  No Recourse Against Others.
                        --------------------------

          No director, officer, employee, incorporator, stockholder, member or controlling person of either of the Issuer or any Guarantor, as such, shall have any liability for any obligations of either of the Issuer or any Guarantor under the Notes, this Indenture, the Collateral Documents or the Registration Rights Agreement or for any claim based on, in respect of, or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release shall be part of the consideration for the issuance of the Notes and the Subsidiary Guarantees. Notwithstanding the foregoing nothing its this provision shall be construed as a waiver or release of any claims under the federal securities laws.

          Section 14.9  Governing Law.
                        -------------

          This Indenture shall be construed and interpreted and the rights of the parties shall be determined in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, including, without limitation, Sections 5-1401 and 5-1402 of the New York General Obligations Laws and New York Civil Practice Laws and Rules 327(b). The Issuer hereby irrevocably submits to the jurisdiction of any New York state court sitting in the Borough of Manhattan in The City of New York or any federal court sitting in the Borough of Manhattan in The City of New York in respect of any suit, action or proceeding arising out of or relating to this Indenture, and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the aforesaid courts. The Issuer irrevocably waives, to the fullest extent it may effectively do so under applicable law, trial by jury and any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in such court has been brought in an inconvenient forum. The Issuer irrevocably consents, to the fullest extent it may effectively do so under applicable law, to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Issuer at the address set forth herein, such service to become effective thirty (30) days after such mailing. Nothing herein shall affect the right of any holder to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Issuer in any other jurisdiction.

          Section 14.10  No Adverse Interpretation of Other Agreements.
                         ---------------------------------------------

          This Indenture may not be used to interpret another indenture, loan or debt agreement of any of the Issuer or its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

          Section 14.11  Successors.
                         ----------

          All agreements of the Issuer and any Subsidiary Guarantors in this Indenture and the Notes shall bind their respective successors. All agreements of the Trustee in this Indenture and the Collateral Documents shall bind their successors.

          Section 14.12  Severability.
                         ------------

          In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 14.13  Counterpart Originals.
                         ---------------------
          The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

          Section 14.14  Table of Contents, Headings, etc.
                         --------------------------------

          The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

                           (Signature pages follow.)

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Indenture as of the date first written above.

                                                AIRTRAN AIRWAYS, INC., as Issuer


                                                By: /s/ Steven A. Rossum
                                                    ---------------------------
                                                    Name:  Steven A. Rossum
                                                    Title: Vice President and
                                                           Treasurer

Attest:


       /s/ Richard P. Magurno
-----------------------------------
Name:  Richard P. Magurno
Title: Secretary
                                                AIRTRAN AIRWAYS 717 LEASING
                                                CORPORATION, as Guarantor



                                                By: /s/ Steven A. Rossum
                                                   -----------------------------
                                                   Name:  Steven A. Rossum
                                                   Title: Vice President and
                                                          Treasurer
Attest:


       /s/ Richard P. Magurno
-----------------------------------
Name:  Richard P. Magurno
Title: Secretary
                                                WILMINGTON TRUST COMPANY,
                                                   as Trustee

                                             By: /s/ Patricia A. Evans
                                                 -------------------------------
                                                 Name:  Patricia A. Evans
                                                 Title: Senior Financial
                                                        Services Officer

                               TABLE OF CONTENTS

                                                                     Page
                                                                     ----



EXHIBIT A - Form of Note...........................................   A-1
EXHIBIT B - Certificate to be Delivered upon Exchange or
            Registration of Transfer of Notes......................   B-1
EXHIBIT C - Form of Subsidiary Guaranty............................   C-1
EXHIBIT D - Form of Collateral Trust Agreement.....................   D-1
EXHIBIT E - Form of Registration Rights Agreement..................   D-1

                               TABLE OF CONTENTS

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                                                                                                         ----
ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE..................................................     1

     Section 1.1    Definitions.......................................................................     1
     Section 1.2    Incorporation by Reference of Trust Indenture Act.................................    29
     Section 1.3    Rules of Construction.............................................................    30

ARTICLE II THE NOTES..................................................................................    31

     Section 2.1    Designation; Form and Dating......................................................    31
     Section 2.2    Execution and Authentication......................................................    31
     Section 2.3    Registrar, Paying Agent and Depositary............................................    32
     Section 2.4    Paying Agent to Hold Money in Trust...............................................    33
     Section 2.5    Holder Lists......................................................................    33
     Section 2.6    Transfer and Exchange.............................................................    33
     Section 2.7    Replacement Notes.................................................................    37
     Section 2.8    Outstanding Notes.................................................................    38
     Section 2.9    Treasury Notes....................................................................    38
     Section 2.10   Temporary Notes...................................................................    38
     Section 2.11   Cancellation......................................................................    39
     Section 2.12   Defaulted Interest................................................................    39
     Section 2.13   Legends...........................................................................    39
     Section 2.14   Deposit of Moneys.................................................................    40
     Section 2.15   CUSIP Numbers.....................................................................    41

ARTICLE III REDEMPTION................................................................................    41

     Section 3.1    Notices to Trustee................................................................    41
     Section 3.2    Selection of Notes to Be Redeemed.................................................    42
     Section 3.3    Notice of Redemption..............................................................    42
     Section 3.4    Effect of Notice of Redemption....................................................    43
     Section 3.5    Deposit of Redemption Price.......................................................    43
     Section 3.6    Notes Redeemed in Part............................................................    43
     Section 3.7    Optional Redemption...............................................................    43
     Section 3.8    Mandatory Redemption..............................................................    44

ARTICLE IV SATISFACTION AND DISCHARGE.................................................................    45

     Section 4.1    Satisfaction and Discharge of Indenture...........................................    45
     Section 4.2    Application of Trust Money........................................................    46

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                               TABLE OF CONTENTS
                                  (continued)

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
ARTICLE V COVENANTS, REPRESENTATIONS AND WARRANTIES...................................................    46

     Section 5.1    Payment of Notes..................................................................    46
     Section 5.2    Maintenance of Office or Agency...................................................    47
     Section 5.3    Limitation on Restricted Payments.................................................    47
     Section 5.4    Corporate Existence...............................................................    51
     Section 5.5    Payment of Taxes and Other Claims.................................................    52
     Section 5.6    Intentionally Omitted.............................................................    52
     Section 5.7    Maintenance of Properties and Insurance...........................................    52
     Section 5.8    Default Notices and Compliance Certificates.......................................    53
     Section 5.9    Commission Reports................................................................    53
     Section 5.10   Waiver of Stay, Extension or Usury Laws...........................................    54
     Section 5.11   Amendment to Certain Agreements...................................................    55
     Section 5.12   Title to Collateral; Limitation on Liens..........................................    55
     Section 5.13   Books, Records, Access; Confidentiality...........................................    55
     Section 5.14   Security Interests................................................................    56
     Section 5.15   Repurchase of Notes Upon a Change in Control......................................    56
     Section 5.16   Restrictions on Becoming an Investment Company....................................    57
     Section 5.17   Limitation on Indebtedness........................................................    57
     Section 5.18   Limitation on Distributions from Restricted Subsidiaries..........................    59
     Section 5.19   Limitation on Sales of Assets and Subsidiary Stock................................    61
     Section 5.20   Limitation on Affiliate Transactions..............................................    62
     Section 5.21   Limitation on the Sale or Issuance of Capital Stock of Restricted Subsidiaries....    63
     Section 5.22   Limitation on Guarantees by Restricted Subsidiaries...............................    63
     Section 5.23   Limitation on Sale/Leaseback Transactions.........................................    64
     Section 5.24   Excess Cash Flow Offer............................................................    64

ARTICLE VI SUCCESSORS.................................................................................    65

     Section 6.1    Merger and Consolidation..........................................................    65
     Section 6.2    Successor Substituted.............................................................    66

ARTICLE VII DEFAULTS AND REMEDIES.....................................................................    66

     Section 7.1    Events of Default.................................................................    66
     Section 7.2    Acceleration......................................................................    69
     Section 7.3    Waiver of Past Defaults...........................................................    69
     Section 7.4    Control by Majority...............................................................    69
     Section 7.5    Limitation on Suits...............................................................    70
     Section 7.6    Rights of Holders to Receive Payment..............................................    70

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                                  (Continued)

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                                                                                             ----
     Section 7.7    Collection of Indebtedness; Provisions Regarding Sale by Trustee.......    71
     Section 7.8    Trustee May File Proofs of Claim.......................................    71
     Section 7.9    Trustee May Enforce Claims Without Possession of Notes.................    72
     Section 7.10   Priorities.............................................................    72
     Section 7.11   Restoration of Rights and Remedies.....................................    72
     Section 7.12   Rights and Remedies Cumulative.........................................    73
     Section 7.13   Delay or Omission Not Waiver...........................................    73
     Section 7.14   Undertaking for Costs..................................................    73

ARTICLE VIII THE TRUSTEE...................................................................    73

     Section 8.1    Duties.................................................................    73
     Section 8.2    Rights of Trustee and Collateral Trustee...............................    75
     Section 8.3    Individual Rights of Trustee...........................................    76
     Section 8.4    Disclaimer.............................................................    76
     Section 8.5    Notice of Defaults.....................................................    76
     Section 8.6    Resignation and Removal, Appointment of Successor......................    76
     Section 8.7    Compensation and Indemnity.............................................    77
     Section 8.8    Resignation and Removal; Appointment of Successor......................    78
     Section 8.9    Successor Trustee by Merger, etc.......................................    79
     Section 8.10   Eligibility; Disqualification..........................................    79
     Section 8.11   Intentionally Omitted..................................................    79
     Section 8.12   Preferential Collection of Claims Against the Issuer...................    79

ARTICLE IX DISCHARGE; LEGAL DEFEASANCE AND COVENANT DEFEASANCE.............................    80

     Section 9.1    Discharge; Option to Effect Legal or Covenant Defeasance...............    80
     Section 9.2    Legal Defeasance and Discharge.........................................    80
     Section 9.3    Covenant Defeasance....................................................    81
     Section 9.4    Conditions to Legal or Covenant Defeasance.............................    81
     Section 9.5    Deposits to be Held in Trust; Other Miscellaneous Provisions...........    82
     Section 9.6    Repayment to the Issuer................................................    83
     Section 9.7    Reinstatement..........................................................    83

ARTICLE X AMENDMENTS.......................................................................    84

     Section 10.1   Without Consent of Holders.............................................    84
     Section 10.2   With Consent of Holders................................................    85
     Section 10.3   Compliance with Trust Indenture Act....................................    86

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
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
     Section 10.4      Revocation and Effect of Consents...................................    87
     Section 10.5      Notation on or Exchange of Notes....................................    87
     Section 10.6      Trustee to Sign Amendments, etc.....................................    87

ARTICLE XI SUBSIDIARY GUARANTEES...........................................................    88

     Section 11.1      Subsidiary Guaranty.................................................    88
     Section 11.2      Execution and Delivery of the Subsidiary Guarantees.................    89
     Section 11.3      Limitation on Subsidiary Guarantor's Liability......................    90
     Section 11.4      Rights under the Subsidiary Guarantees..............................    90
     Section 11.5      Primary Obligations.................................................    91
     Section 11.6      Guaranty by Future Subsidiaries.....................................    91
     Section 11.7      Release of Subsidiary Guarantors....................................    92
     Section 11.8      Activities of the B717 Subsidiaries.................................    92

ARTICLE XII SECURITY INTEREST..............................................................    93

     Section 12.1      Collateral Documents................................................    93
     Section 12.2      Opinions, Certificates and Appraisals...............................    94
     Section 12.3      Intentionally Omitted...............................................    95
     Section 12.4      Release of Collateral...............................................    95
     Section 12.5      Release Upon Termination of the Issuer's Obligations................    95
     Section 12.6      When Trustee is Collateral Trustee..................................    96

ARTICLE XIII CONVERSION OF AMORTIZING NOTES................................................    96

     Section 13.1      Conversion Privilege................................................    96
     Section 13.2      Exercise of Conversion Privileges...................................    96
     Section 13.3      Taxes on Conversion.................................................    97

ARTICLE XIV MISCELLANEOUS..................................................................    97

     Section 14.1      Trust Indenture Act Controls........................................    97
     Section 14.2      Notices.............................................................    97
     Section 14.3      Communication by Holders with Other Holders.........................    98
     Section 14.4      Certificate and Opinion as to Conditions Precedent..................    99
     Section 14.5      Statements Required in Certificate or Opinion.......................    99
     Section 14.6      Rules of Trustee and Agents.........................................    99
     Section 14.7      Legal Holidays......................................................   100
     Section 14.8      No Recourse Against Others..........................................   100
     Section 14.9      Governing Law.......................................................   100
     Section 14.10     No Adverse Interpretation of Other Agreements.......................   101
     Section 14.11     Successors..........................................................   101

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                               TABLE OF CONTENTS
                                  (Continued)

                                                                                Page
                                                                                ----
     Section 14.12     Severability...........................................  101
     Section 14.13     Counterpart Originals..................................  101
     Section 14.14     Table of Contents, Headings, etc.......................  101

                                       v